                                                                  EXHIBIT 10.4.6


                                 [LETTERHEAD]



December 6, 1995



Mr. Everett Dobson
President
Dobson Communications Company
13439 North Broadway Extension
Suite 200
Oklahoma City, Oklahoma 73114

Re: (Duplicate) signed original- DMS-MTX Cellular Supply Agreement


Dear Mr. Dobson:

Enclosed please find your signed original Cellular Supply Agreement.

Please note that changes in the Agreement were made subsequent to your signature, as mutually agreed upon and acknowledged by the parties in Bill Barnett's letter of 11/30/95 (see enclosed copy).

The referenced changes are as follows:

    (1) The language set out in the 11/30/95 letter was incorporated in the Agreement as new Section 24.1 (and all subsequent sections renumbered for conformity).

    (2) The words "Subject to Section 24.1 herein" were added to the beginning of Section 17.5.

Also note, that the Effective Date and State of Incorporation for Dobson Communications Corporation were inserted into the opening paragraph of the Agreement.

Your patience and cooperation in bringing this negotiation to a mutually successful conclusion have been appreciated.


Very truly yours,

/s/ Hal Naboshek

Hal Naboshek
Contracts Manager, Wireless Networks
(214) 684-5942

cc:  Molly Ellis
     Scott Linke

[LOGO]



November 30, 1995


Dear Everett,

Below is the language to be inserted into the Purchase Agreement. Thank you for the business and have a wonderful holiday season.



"THIS CONTRACT SHALL BECOME EFFECTIVE UPON EXECUTION BY BOTH PARTIES, HOWEVER NORTEL AGREES THAT IF THE CELLULAR LICENSES PURCHASED FROM TDS BY CUSTOMER ARE NOT TRANSFERRED TO CUSTOMER BY THE LAST DAY OF FEBRUARY 1996, CUSTOMER SHALL HAVE THE RIGHT TO TERMINATE THIS CONTRACT AND SHALL COMPENSATE NORTEL FOR IT'S REASONABLE EXPENSES INCURRED IN PERFORMANCE OF THIS CONTRACT."



Best regards,

/s/ Bill Barnett

W.F. Barnett
V.P. Sales
Nortel Wireless Networks

                                OKLAHOMA / TEXAS

                               EQUIPMENT PURCHASE

[LETTERHEAD]


December 20, 1995


Dobson Communications Corporation
13439 North Broadway Extension, Suite 200
Oklahoma City, OK 73114


Attention: Verland Brewster


Subject: Executed Amendment No. 1 to Supply Agreement

Enclosure: (1) One (1) signed original, effective December 20, 1995




Dear Mr. Brewster:


Northern Telecom Inc. ("NTI") hereby provides one fully executed copy of the subject Amendment No. 1 (Enclosure (1)).

Should you have any questions concerning this agreement, please contact me at
(214) 684-1304 or facsimile (214) 301-2675.




Sincerely,

/s/ Koni B. Overturf

Koni B. Overturf
Manager, Contracts Administration



cc:  Rick Barton
     Scott Linke
     Ken Ord

                                 AMENDMENT NO. 1

                                       TO

                                SUPPLY AGREEMENT

                                     BETWEEN

                        DOBSON COMMUNICATIONS CORPORATION

                                       AND

                              NORTHERN TELECOM INC.

Made as of this 20th day of December 1995, by and between Dobson
Communications Corporation (hereinafter referred to as "Buyer"), an Oklahoma corporation with offices at 13439 North Broadway Extension, Suite 200, Oklahoma City, Oklahoma 73114 and Northern Telecom Inc. (hereinafter referred to as "NTI" or "Seller"), a Delaware corporation with offices at 2435 N. Central Expressway, Richardson, Texas 75080.

WHEREAS, Buyer and Seller entered into a Supply Agreement dated as of December 6, 1995 (the "Agreement"); and

WHEREAS, Buyer and Seller now wish to amend the Agreement to allow for the purchase by Buyer of Additional Equipment as such is identified in Exhibit A hereto;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Seller agree as follows:

1. Buyer hereby agrees to purchase/license from Seller the Additional Equipment, Software and Services set forth in Exhibit A hereto.

2. Execution of this Amendment No. 1 constitutes a firm, non-cancelable Purchase Order for the Additional Equipment, Software and Services set forth in Exhibit A hereto.

3. Notwithstanding the provisions of Section 5.2.1 hereof, the parties understand and agree that, (i) the applicable purchase price as set forth in Exhibit A hereof ("Purchase Price") only satisfies the volume level requirements of Section 5.2.2; (ii) does not qualify for AE Credits as provided in Section 5.2.1 and; (iii) only those future Purchase Orders issued for amounts in addition to the Purchase Price will qualify for AE Credits.

4. For purposes of this Amendment, the contingency language set forth in
   Section 24.1 of the Agreement shall not apply.

5. Except as specifically modified by this Amendment, the Agreement in all other respects continues in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their duly authorized representatives effective as of the date first set forth above.


DOBSON COMMUNICATIONS INC.              NORTHERN TELECOM INC.,

By: /s/ Everett Dobson                  By: /s/ Matthew J. Desch
    -------------------------------         -------------------------------

Everett Dobson                          Matthew J. Desch
-----------------------------------     -----------------------------------
     Type or Print Name                          Type or Print Name



Title:         President                Title:       Group VP & GM
       ----------------------------            ----------------------------

Date:          12/20/95                 Date:           12/20/95
     ------------------------------           -----------------------------

                                      EXHIBIT A

1.0    ADDITIONAL EQUIPMENT
       Delivery is currently scheduled for first quarter 1996.

1.1    SWITCH (SUPERNODE SE)

                                                                    UNIT         EXTENDED
ITEM                   DESCRIPTION                       QTY        PRICE          PRICE           TOTAL
----                   -----------                       ---        -----          -----           -----
HARDWARE:
     SuperNode SE Dual ICP (480 ports)                    1      $1,197,497     $1,197,497
     MCTM-I w/1 ICP (240 ports)                           3        $310,000       $930,000
     ICP Packfill (240 ports)                             1        $257,625       $257,625
     DTC Packfill (480 ports)                             1        $210,320       $210,320
     Turbo Link Interface                                 1          $4,239     Included
     MP Controller CP for Billing Xler (NT1X29BA)         2          $3,150         $6,300
     X.25 layer 2 Intersystem Linx Cont. (NT6X916B)       1          $1,705         $1,705
     CCS7 8MEG Link Interface Unit (LIU V.35)             7         $13,352        $93,464
     SNSE MAP Furniture                                   1      Included       Included
     Helmsman/Compass Documentation                       1          $4,700         $4,700
     SuperNode SE Spares                                  1        $175,486       $175,486
                                                                        Hardware Subtotal     $2,877,097

SOFTWARE: (SEE SECTION 2.0 FOR PACKAGES INCLUDED)
     BCS Software License Fee                            LOT        $25,000        $25,000
     Packages available prior to MTX-01 (BCS 36)         LOT       $345,500       $345,500
     MTX-01 Software Additions                           LOT        $34,000        $34,000
     MTX-02 Software Additions                           LOT        $47,400        $47,400
                                                                        Software Subtotal       $451,900

EF & I:
     NORTEL Engineer, Install & Commission               LOT       $262,012       $262,012
     RF Engineering New System Performance
     Optimization, Hand-off Adjustments in               LOT       $120,000     Included
     accordance with Annex 8 hereof
                                                                             EF&I Subtotal      $262,012
                                                          25% SWITCH AND SOFTWARE DISCOUNT     ($832,249)
                                                                        STRATEGIC DISCOUNT     ($665,799)

                              SWITCH NET TOTAL PRICE                                          $2,092,960

1.2    SWITCH (TDMA DIGITAL UPGRADE)

                                                                     UNIT         EXTENDED
ITEM                 DESCRIPTION                         QTY         PRICE         PRICE           TOTAL
----                 -----------                         ---         -----         -----           -----
TDMA DIGITAL SWITCH EQUIPMENT
     MDSP Cabinet w/DSP Module, 2 DSPs & 2 Contrl         1         $60,426        $60,426
     DSP Module (one shelf, 2 DSPs & 2 DSP Contrls)       2         $64,860       $129,720
     DSP Cards (need 1 per 2 DRUs in digital mode)        12        $11,430       $137,160
     DSP Controllers (need 1 per 4 DSPs)                  0         $14,560             $0
     MDSP Spares                                          1         $18,379        $18,379

TDMA CELL SITE EQUIPMENT
     Dual Mode Radio Unit Monitor (DRUM)                  35         $7,150       $250,250
                                                                                  Subtotal       $595,935

EF&I:
     Eng., Install & Commission with Initial System      LOT        $35,064        $35,064        $35,064

                                                                    25% EQUIPMENT DISCOUNT      ($148,984)

                                                 TDMA DIGITAL ADDITION NET PRICE                 $482,015
                                                 TDMA SPECIAL DISCOUNT                          ($482,015)

1.3    CELL SITES

1.3.1  OKLAHOMA B-SIDE MARKET

                                                                    UNIT          EXTENDED
ITEM                DESCRIPTION                          QTY        PRICE          PRICE           TOTAL
----                -----------                          ---        -----          -----           -----
1.   BRIDGEPORT
     32 Channel OMNI cell site (CC1032NU)                 1        $172,146       $172,146
     Integrated Cellular Remote Module (ICRM)             1        Included       Included
     Auto Tune Combiners                                 LOT       Included       Included
                                                                                  Subtotal       $172,146

2.   BUTLER
     32 Channel OMNI cell site (CC1032NU)                 1        $172,146       $172,146
     Integrated Cellular Remote Module (ICRM)             1        Included       Included
     Auto Tune Combiners                                 LOT       Included       Included
                                                                                  Subtotal       $172,146

3.   CAMARGO
     16 Channel OMNI cell site (CC1016NU)                 1        $115,534       $115,534
     Integrated Cellular Remote Module (ICRM)             1        Included       Included
     Auto Tune Combiners                                 LOT       Included       Included
                                                                                  Subtotal       $115,534
4.   CHICKASHA
     32 Channel OMNI cell site (CC1032NU)                 1        $172,146       $172,146
     Integrated Cellular Remote Module (ICRM)             1        Included       Included
     Auto Tune Combiners                                 LOT       Included       Included
                                                                                  Subtotal       $172,146

5.   CLINTON
     32 Channel OMNI cell site (CC1032NU)                 1        $172,146       $172,146
     Integrated Cellular Remote Module (ICRM)             1        Included       Included
     Auto Tune Combiners                                 LOT       Included       Included
                                                                                  Subtotal       $172,146

6.   ELK CITY
     32 Channel OMNI cell site (CC1032NU)                 1        $172,146       $172,146
     Integrated Cellular Remote Module (ICRM)             1        Included       Included
     Auto Tune Combiners                                 LOT       Included       Included
                                                                                  Subtotal       $172,146

7.   ELK CITY 2
     32 Channel OMNI cell site (CC1032NU)                 1        $172,146       $172,146
     Integrated Cellular Remote Module (ICRM)             1        Included       Included
     Auto Tune Combiners                                 LOT       Included       Included
                                                                                  Subtotal       $172,146

8.   FT. COBB
     24 Channel OMNI cell site (CC1024NU)                 1        $152,544       $152,544
     Integrated Cellular Remote Module (ICRM)             1        Included       Included
     Auto Tune Combiners                                 LOT       Included       Included
                                                                                  Subtotal       $152,544

9.   GRACEMONT
     24 Channel OMNI cell site (CC1016NU)                 1        $152,544       $152,544
     Integrated Cellular Remote Module (ICRM)             1        Included       Included
     Auto Tune Combiners                                 LOT       Included       Included
                                                                                  Subtotal       $152,544

                                                                    UNIT         EXTENDED
ITEM                   DESCRIPTION                       QTY        PRICE          PRICE           TOTAL
----                   -----------                       ---        -----          -----           -----
10.  HOBART
      32 Channel OMNI cell site (CC1032NU)                1        $172,146       $172,146
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $172,146

11.  ROLL
      24 Channel OMNI cell site (CC1024NU)                1        $152,544       $152,544
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $152,544

12.  RUSH SPRINGS
      24 Channel OMNI cell site (CC1016NU)                1        $152,544       $152,544
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $152,544

13.  SWEETWATER
      16 Channel OMNI cell site (CC1016NU)                1        $115,534       $115,534
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $115,534

14.  TUTTLE
      24 Channel OMNI cell site (CC1024NU)                1        $152,544       $152,544
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $152,544

SPARES:
      Cell Site Spares (ICRM/DRU)                        LOT        $54,974        $54,974        $54,974

                                                        Oklahoma B-Side Cell Site Subtotal     $2,253,784

DUAL-MODE RADIO UNITS:
      Dual Mode Radio Unit (DRU) CCH & LCR               28         $10,500       $294,000
      Dual Mode Radio Unit (DRU) VOICE CHANNELS          265        $10,500     $2,782,500
                                                                        Radio Units Subtotal   $3,076,500

EF & I:
      Eng., Install & Commission 16 CH. Cell Site         2         $11,058        $22,116
      Eng., Install & Commission 24/32 CH. Cell Site     12         $16,362       $196,344

                                                                                  Subtotal       $218,460


                                                                    25% CELL SITE DISCOUNT      ($563,446)
                                                                  25% RADIO UNITS DISCOUNT      ($769,125)
                                                                        STRATEGIC DISCOUNT    ($1,066,057)

                            OKLAHOMA B-SIDE CELL SITE AND RADIO UNITS NET TOTAL PRICE          $3,150,116

1.3.2  Texas B-Side Market

                                                                    UNIT         EXTENDED
ITEM                   DESCRIPTION                       QTY        PRICE          PRICE           TOTAL
----                   -----------                       ---        -----          -----           -----
1.  BORGER
      32 Channel OMNI cell site (CC1032NU)                1        $172,146       $172,146
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $172,146

2.  CANADIAN
      32 Channel OMNI cell site (CC1032NU)                1        $172,146       $172,146
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $172,146

3.  CLARENDON
      24 Channel OMNI cell site (CC1016NU)                1        $152,544       $152,544
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $152,544

4.  CONWAY
      32 Channel OMNI cell site (CC1032NU)                1        $172,146       $172,146
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $172,146

5.  DARROUZETT
      16 Channel OMNI cell site (CC1016NU)                1        $115,534       $115,534
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $115,534

6.  FARNSWORTH
      32 Channel OMNI cell site (CC1032NU)                1        $172,146       $172,146
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $172,146

7.  FLOWERS
      24 Channel OMNI cell site (CC1024NU)                1        $152,544       $152,544
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $152,544

8.  GRUVER
      24 Channel OMNI cell site (CC1024NU)                1        $152,544       $152,544
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $152,544
9.  LELA
      24 Channel OMNI cell site (CC1024NU)                1        $152,544       $152,544
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $152,544

10.  PAMPA
      32 Channel OMNI cell site (CC1032NU)                1        $172,146       $172,146
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $172,146

                                                                    UNIT         EXTENDED
ITEM                   DESCRIPTION                       QTY        PRICE          PRICE           TOTAL
----                   -----------                       ---        -----          -----           -----
11.  STINNET
      24 Channel OMNI cell site (CC1024NU)                1        $152,544       $152,544
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $152,544

12.  WELLINGTON
      24 Channel OMNI cell site (CC1016NU)                1        $152,544       $152,544
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $152,544

SPARES:
      Cell Site Spares (ICRM/DRU)                        LOT        $54,974        $54,974        $54,974

                                                           Texas B-Side Cell Site Subtotal     $1,946,502

DUAL-MODE RADIO UNITS:
      Dual Mode Radio Unit (DRU) CCH & LCR               24         $10,500       $252,000
      Dual Mode Radio Unit (DRU) VOICE CHANNELS          230        $10,500     $2,415,000
                                                                      Radio Units Subtotal     $2,667,000

EF&I:
      Eng., Install & Commission 16 CH. Cell Site         1         $11,058        $11,058
      Eng., Install & Commission 24/32 CH. Cell Site     11         $16,362       $179,982

                                                                             EF&I Subtotal       $191,040


                                                                    25% CELL SITE DISCOUNT     ($486,626)
                                                                  25% RADIO UNITS DISCOUNT     ($666,760)
                                                                        STRATEGIC DISCOUNT     ($922,700)

                            TEXAS B-SIDE CELL SITE AND RADIO UNITS NET TOTAL PRICE            $2,728,466

1.3.3    Enid MSA Market

                                                                     UNIT        EXTENDED
ITEM        DESCRIPTION                               QTY            PRICE         PRICE      TOTAL
----        -----------                               ---            -----       --------     -----
1. ENID
     32 Channel OMNI cell site (CC1032NU)              1           $172,146      $172,146
     Integrated Cellular Remote Module (ICRM)          1           Included      Included
     Auto Tune Combiners                              LOT          Included      Included
                                                                                 Subtotal    $172,146

2. ENID 2
     32 Channel OMNI cell site (CC1032NU)               1           $172,146      $172,146
     Integrated Cellular Remote Module (ICRM)           1           Included      Included
     Auto Tune Combiners                               LOT          Included      Included
                                                                                  Subtotal    $172,146

3. GARBER
     24 Channel OMNI cell site (CC1016NU)               1           $152,544      $152,544
     Integrated Cellular Remote Module (ICRM)           1           Included      Included
     Auto Tune Combiners                                0           Included      Included
                                                                                  Subtotal    $152,544

SPARES:
     Cell Site Spares (ICRM/DRU)                        0            $54,974             0           0

                                                                   Enid Cell Site Subtotal    $496,836

DUAL-MODE RADIO UNITS:
     Dual Mode Radio Unit (DRU) CCH & LCR               6            $10,500       $63,000
     Dual Mode Radio Unit (DRU) VOICE CHANNELS.        45            $10,500      $472,500
                                                                       Radio Unit Subtotal    $535,500

EF&I
     Eng., Install & Commission 16 CH. Cell Site        0            $11,058             0
     Eng., Install & Commission 24/32 CH. Cell Site     3            $16,362       $49,086
                                                                             EF&I Subtotal     $49,086

                                                                    25% CELL SITE DISCOUNT   ($124,209)
                                                                   25% RADIO UNIT DISCOUNT   ($133,875)
                                                                        STRATEGIC DISCOUNT   ($206,467)

                                             ENID CELL SITE AND RADIO UNIT NET TOTAL PRICE    $616,871


1.3.4     Oklahoma A-Side Market


                                                                     UNIT        EXTENDED
ITEM        DESCRIPTION                               QTY            PRICE         PRICE      TOTAL
----        -----------                               ---            -----       --------     -----
1. ALVA
     16 Channel OMNI cell site (CC1016NU)              1           $115,534      $115,534
     Integrated Cellular Remote Module (ICRM)          1           Included      Included
     Auto Tune Combiners                              LOT          Included      Included
                                                                                 Subtotal    $115,534

2. ARNETT
     16 Channel OMNI cell site (CC1016NU)              1           $115,534      $115,534
     Integrated Cellular Remote Module (ICRM)          1           Included      Included
     Auto Tune Combiners                              LOT          Included      Included
                                                                                 Subtotal    $115,534

3. BUFFALO
     16 Channel OMNI cell site (CC1016NU)              1           $115,534      $115,534
     Integrated Cellular Remote Module (ICRM)          1           Included      Included
     Auto Tune Combiners                              LOT          Included      Included
                                                                                 Subtotal    $115,534

4. FREEDOM
     16 Channel OMNI cell site (CC1016NU)              1           $115,534      $115,534
     Integrated Cellular Remote Module (ICRM)          1           Included      Included
     Auto Tune Combiners                              LOT          Included      Included
                                                                                 Subtotal    $115,534

5. FAIRVIEW
     16 Channel OMNI cell site (CC1016NU)              1           $115,534      $115,534
     Integrated Cellular Remote Module (ICRM)          1           Included      Included
     Auto Tune Combiners                              LOT          Included      Included
                                                                                 Subtotal    $115,534

6. WOODWARD
     32 Channel OMNI cell site (CC1032NU)              1           $172,146      $172,146
     Integrated Cellular Remote Module (ICRM)          1           Included      Included
     Auto Tune Combiners                              LOT          Included      Included
                                                                                 Subtotal    $172,146

SPARES:
     Cell Site Spares (ICRM/DRU)                      LOT           $54,974       $54,974     $54,974

                                                       Oklahoma A-Side Cell Site Subtotal    $804,790

DUAL-MODE RADIO UNITS:
     Dual Mode Radio Unit (DRU) CCH & LCR             12            $10,500      $126,000
     Dual Mode Radio Unit (DRU) VOICE CHANNELS        77            $10,500      $808,500

                                                                      Radio Unit Subtotal    $934,500

EF&I
     Eng., Install & Commission 16 CH. Cell Site       5            $11,058       $55,290
     Eng., Install & Commission 24/32 CH. Cell Site    1            $16,362       $16,362
                                                                                 Subtotal     $71,652

                                                                    25% CELL SITE DISCOUNT   ($201,198)
                                                                   25% RADIO UNIT DISCOUNT   ($233,625)
                                                                        STRATEGIC DISCOUNT   ($347,858)

                                  OKLAHOMA A-SIDE CELL SITE AND RADIO UNIT NET TOTAL PRICE  $1,028,262


1.4      TRAINING

         Prices for training are exclusive of travel, lodging, food, and incidental expenses, which shall be for Buyer's account. Course content is subject to change at Seller's discretion.


                                                                     UNIT        EXTENDED
ITEM        DESCRIPTION                               QTY            PRICE         PRICE      TOTAL
----        -----------                               ---            -----       --------     -----
      CLASSROOM COURSES:
      DMS-MTX Maintenance #944                        3            $4,275        $12,825
      Cell Site Operations & Maintenance #963         3            $1,425         $4,275
      Cell Translations & Appl. #980                  3            $1,425         $4,275
      Cell Site Data Base #982                        3            $1,425         $4,275
      DMS-MTX Networking (IS-41 Rev. B) #984          3            $1,425         $4,275

      ON-SITE TRAINING:
      Introduction to MTX MAP #925                    6              $855         $5,130
      Cellular Intermediate RF Engineering #1000                   $9,000         $9,000
      MTX-01 Cellular Hand-off #1001                               $6,000         $6,000
      System Performance & Opt. Audits #1002                       $6,000         $6,000
      On site training requires a minimum of 6 people; the maximum is 20.

                                                                TRAINING NET TOTAL PRICE    $56,055



ADDITIONAL EQUIPMENT SUBTOTAL                                      $ 9,672,730
ASTRONET TRADE-IN DISCOUNT*                                        $(1,800,000)

*Buyer shall be responsible for de-installation and packing of all Astronet trade-in equipment.
 Seller will be responsible for shipment of all de-installed equipment.

ADDITIONAL EQUIPMENT NET TOTAL                                     $ 7,872,730**
PURCHASE PRICE

**IF AMENDMENT NO. 1 IS EXECUTED BY BUYER ON OR BEFORE
  12/21/95 AS EVIDENCED BY THE SIGNATORY DATE OF
  AMENDMENT NO. 1, THE FOLLOWING SHALL APPLY AND
  REPLACE THE PURCHASE PRICE SET FORTH ABOVE:

Add: One ICP Packfill                                              $   257,625
     CDPD Option (See Section 3.0, Exhibit A)                      $   255,384

ADDITIONAL EQUIPMENT SUBTOTAL                                      $ 8,385,739

Less: ICP Packfill and CDPD Option Credit                          $  (513,009)
      95 Year End Contract Commitment Credit                       $  (400,000)

ADDITIONAL EQUIPMENT NET TOTAL PURCHASE PRICE                      $ 7,472,730


2.0  SOFTWARE

2.1 SOFTWARE. The items listed below as "included" are included in the Price quoted for the Switch in Section 1.1 of this Exhibit A.

                                                                 UNIT      EXTENDED
ITEM            DESCRIPTION                          PEC         PRICE       PRICE     TOTAL
----            -----------                          ---         -----        ----     -----
 1    Automatic Trunk Testing                      NTX051AA      $5,000     Included
 2    Network Management                           NTX050AB     $20,000     Included
 3    DS-1 64 Kb/s Clear Channel                   NTX142AA      $5,000     Included
 4    DS-1 Extended Superframe Format              NTX143AA      $2,000     Included
 5    Focused Maintenance                          NTX272AA     $10,000     Included
 6    Enhanced Security w/o Password Encrypt       NTX292BA      $3,000     Included
 7    Vertical Features KIT                        NTX325AA     $40,000     Included
 8    MTX Split Ticket Billing                     NTX332AA      $5,000     Included
 9    CDR Search On Disk                           NTX333AA     $10,000     Included
10    Dynamic Power Control                        NTX336AA      $5,000     Included
11    Malicious Call Trace                         NTX337AA     $25,000     Included
12    Cellular Hotline                             NTX373AA     $30,000     Included
13    Credit Card Calling                          NTX375AA     $20,000     Included
14    IS-41+ Networking                            NTX376AB     $25,000     Included
15    Network Messaging Enhancements               NTX377AA     $25,000     Included
16    Dedicated Access (FXS)                       NTX379AA     $10,000     Included
17    OM Thresholding & Alarms                     NTX385AA      $1,000     Included
18    OM Selective Output                          NTX445AB      $5,000     Included
19    Switch Performance Monitoring System         NTX738AC     $20,000     Included
20    Switch Path Diagnostics                      NTX885Ab     $10,000     Included
21    MPC Multi-link Mgmt                          NTX892AA      $5,000     Included
22    MPC X.25 Interface                           NTXE65AA     $18,000     Included
23    High Speed MPC                               NTXE98AA      $3,000     Included
24    DMS Base Data Access Interface               NTXG18AA      $7,500     Included
25    Time of Day Routing                          NTXG51AA     $10,000     Included
26    MTX Equal Access Enhance Office (BCS 35)     NTXG53AB     $15,000     Included
27    Expanded Spectrum                            NTXG56AA     $25,000     Included
28    Follow Me Roaming                            NTXG57AA     $25,000     Included
29    Centralized Operational A & M                NTXG82AA     $16,500     Included
30    Account Code Billing                         NTXG86AA     $30,000     Included
31    Real Time Billing                            NTXG87AA     $30,000     Included
32    STSR Sectorization                           NTXG88AA     $25,000     Included
33    Maintenance Manager Morning Report           NTXJ35AA      $5,000     Included
34    Surveillance                                 NTXL20AA     $25,000     Included
35    Network Boundary Paging                      NTXL24AA     $17,500     Included
36    Mobile Jamming Detection                     NTXL25AA     $20,000     Included
37    Call Delivery Activatable                    NTXL28AA     $30,000     Included
38    Mobile Tracking                              NTXL61AA     $15,000     Included
39    Remote Call Forw Activate/De-Activate        NTXL62AA     $30,000     Included
40    IS41 Enhanced Roamer Validation              NTXM17AA     $50,000     Included
41    IS-41 Rev.B                                  NTXM30AA     $32,000     Included
42    Call Forwarding Enhancements                 NTXM31AA     $10,000     Included
43    Visitor Location Register                    NTXM32AA     $41,000     Included
44    Active Mobile Paging                         NTXM33AA     $53,000     Included
45    Manufacturers ESN Fraud                      NTXM34AA     $10,000     Included
46    Expanded Call Forwarding Feature Coder       NTXM39AA     $24,000     Included
47    MPC 1984 MPC X.25                            NTXM85AA      $1,875     Included


                                          A-11


                                                                 UNIT      EXTENDED
ITEM            DESCRIPTION                          PEC         PRICE       PRICE     TOTAL
----            -----------                          ---         -----        ----     -----
48    EDRAM Upload                                 NTXS72AA     $35,000    Included
49    XPM+ Based ICP                               NTXX89AA     $11,000    Included
50    Multi-Net. Protocol (Billing File Xfer.)     NTXX98AA     $10,000    Included
51    Networking Software including:               SB1204NU    $345,500    $345,500
        MTX to MTX handoff & call delivery,
        IS-41 Rev A networking software for
        SS7 & X.25 layer 2 (pt. to pt.)
                                                                     Software Subtotal $345,500

2.2 The following additional Software is priced on a per voice channel basis except where indicated with a asterisk. The Total Software Price set out below is included in the Subtotal for Software in Section 1.1 of this Exhibit A.


                                                                VOICE             UNIT
ITEM     DESCRIPTION                                   PEC     CHANNELS           PRICE       TOTAL
----     -----------                                  -----    --------           -----       --------
MTX 01 FEATURES:
 1       Dual Mode Message Waiting Notification      NTXX55AA      200             $31         $ 6,200
 2       Audio Message Waiting Notification          NTXX57AA      200             $31         $ 6,200
 3       Translations per Sector                     NTXX58AA      200             $12         $ 2,400
 4       Multiple TLDN pool                          NTXX59AA      200             $12         $ 2,400
 5       Handoff by station class mark               NTXX64AA      200             $18         $ 3,600
 6       Single switch mult-LATA                     NTXX67AA      200             $12         $ 2,400
 7       Multiple tumbling ESNs                      NTXX69AA      200             $ 6         $ 1,200
 8       Single carrier duplex ICRM                  NTXX75AA      200             $18         $ 3,600
 9       Optimal power handoff                       NTXX77AA      200             $ 6         $ 1,200
10       Cancel Call Waiting                         NTXX78AA      200             $12         $ 2,400
11       Roaming do not disturb                      NTXX92AA      200             $12         $ 2,400
                                                                 MTX 01 Software Subtotal      $34,000

MTX 02 FEATURES:
 1       Zone Paging                                 NTXX05AA      200             $18          $3,600
 2       Microcell Software Support*                 NTXX06AA        1        N/C              N/C
 3       Mobile Status Link                          NTXX08AA      200             $92         $18,400
 4       ICRM Drop and Insert                        NTXX10AA      200             $18          $3,600
 5       Drop Call Reduction*                        NTXX62AA        1          $3,400          $3,400
 6       CLID Presentation                           NTXX66AA      200             $92         $18,400
 7       CLID Restriction                            NTXX93AA        1     Included        Included
 8       ISUP Base                                   NTXX01AA        1     Included        Included
 9       MTX TR-317                                  NTXX09AA        1     Included        Included
10       CDPD-MDIS Base*                             NTXX14AA        0         $77,000              $0
11       CDPD-MDBS priced per CDPD radio             NTXX14AAR       0          $1,540              $0
                                                                   MTX 01 Software Subtotal    $47,400

2.3 Seller's unit price for an individual Software feature priced on a per voice channel basis (as set out in 1.4.2 above) shall remain fixed until Buyer has purchased such feature for two thousand (2,000) voice channels. Seller shall not charge Buyer for any number of voice channels in excess of a total of two thousand (2,000) for any one feature.


3.0  CELLULAR DIGITAL PACKET DATA (CDPD)- OPTION

                                                                  UNIT         EXTENDED
ITEM                   DESCRIPTION               QTY             PRICE          PRICE           TOTAL
-----                 -------------             -----           --------      -----------       ------
HARDWARE:
     Network Interface Unit (NIU)                 1             $59,997       $  59,997
     Ethernet Interface Unit (EIU)                2             $14,788       $  29,576
     Link Interface Unit (XLIU) X.25/X.75         3             $41,000       $ 123,000
     CDPD Spares Set                             LOT            $67,327       $  67,327
                                                                      Hardware Subtotal        $279,000

SOFTWARE:
     CDPD-MDIS Base                           NTXX14AA             1          $  77,000        $ 77,000
     CDPD-MDBS priced per CDPD radio          NTXX14AAR           35          $   1,540        $ 53,900

EF&I:
     Install & Commission                        LOT            $ 8,904       $   8,904        $  8,904

                                                                          CDPD Subtotal        $317,004
                                                     25% HARDWARE AND SOFTWARE DISCOUNT       ($102,700)
                                                            OPTIONAL STRATEGIC DISCOUNT*      ($ 61,620)

                                                                   NET TOTAL CDPD PRICE*       $255,384

     * Net Total CDPD Price is valid for purchase under Amendment No. 1 only provided, that Amendment No. 1 is executed on or before 12/21/95.
       Each XLIU supports a maximum of 12 cell sites and a maximum of 250 TEIs. Each cell site supports one CDPD radio.

                                   MISSOURI / KANSAS

                                   EQUIPMENT PURCHASE

                                   DMS-MTX CELLULAR


                                   SUPPLY AGREEMENT


                                       BETWEEN


                          DOBSON COMMUNICATIONS CORPORATION


                                         AND


                                NORTHERN TELECOM INC.


                                  TABLE OF CONTENTS
SECTION                                                                    PAGE
--------                                                                   -----
1.     DEFINITIONS                                                           1
2.     SCOPE                                                                 4
3.     PURCHASE ORDERS                                                       5
4.     PRICE                                                                 5
5.     PAYMENT                                                               6
6.     DELIVERY, RISK OF LOSS, TITLE                                         8
7.     WARRANTIES, REMEDIES AND LIMITATION OF WARRANTIES AND                 9
       REMEDIES AND DISCLAIMERS OF WARRANTIES AND LIABILITY
8.     FORCE MAJEURE                                                        12
9.     PATENT OR COPYRIGHT INFRINGEMENTS                                    12
10.    SOFTWARE LICENSE                                                     13
11.    SOFTWARE UPDATES                                                     15
12.    REMEDIES                                                             15
13.    BUYER'S RESPONSIBILITIES                                             16
14.    TESTING, TURNOVER AND ACCEPTANCE                                     18
15.    COVERAGE, INTERFERENCE AND THIRD-PARTY FACILITIES                    18
16.    REGULATORY COMPLIANCE                                                19
17.    CHANGES                                                              19
18.    CONDITION OF INSTALLATION SITE(S)                                    21
19.    RELEASE OF INFORMATION                                               21
20.    CONFIDENTIALITY                                                      21
21.    INTERCONNECTION TO SWITCH                                            22
22.    EQUIPMENT CHANGES                                                    23
23.    ANNEXES                                                              23
24.    GENERAL                                                              23


ANNEXES
--------
ANNEX 1   -    EQUIPMENT AND SERVICES PRICING
ANNEX 2   -    STATEMENT OF WORK/SAMPLE PROJECT SCHEDULE
ANNEX 3   -    DMS-MTX ACCEPTANCE CRITERIA
ANNEX 4   -    TURNOVER AND ACCEPTANCE NOTICES
ANNEX 5   -    SELLER WARRANTY SERVICES
ANNEX 6   -    SOFTWARE LICENSE
ANNEX 7   -    DOCUMENTATION

                               DMS-MTX CELLULAR

                               SUPPLY AGREEMENT


AGREEMENT dated December 6, 1995, by and between Dobson Communications Corporation (hereinafter referred to as "Buyer") a Oklahoma corporation, with offices located at 13439 North Broadway Extension, Suite 200, Oklahoma City, Oklahoma 73114 and Northern Telecom Inc., a Delaware corporation with offices located at 2435 N. Central Expressway, Richardson, Texas 75080 (hereinafter referred to as "NTI" or "Seller").


                                  WITNESSETH:

In consideration of the mutual promises and covenants hereinafter set forth, the parties hereby agree as follows:

1.      DEFINITIONS

        As used herein, the following capitalized terms have the following meanings:

1.1 "CELL SITE" shall mean any Seller-engineered Hardware and Software comprised of Seller radios and common equipment, but not Switch or Switch-related equipment.

1.2 "COMMISSIONING" shall mean the on-site testing of Equipment installed by Seller in accordance with Seller's Acceptance Criteria set forth in Annex 3 hereof.

1.3 "DOCUMENTATION" shall mean System documentation, whether in written or electronic form, delivered to Buyer in the medium set forth in Buyer's Purchase Order, such media being more fully described in Annex 7, "Documentation." All Documentation delivered to Buyer shall be subject to any copyright and confidentiality restrictions.

1.4 "EQUIPMENT" shall mean either singularly or collectively the NTI-manufactured Hardware and Software products provided hereunder. The terms of this Agreement applicable to "Equipment" shall also be deemed to apply to OEM Equipment, unless otherwise expressly excluded in this Agreement and subject to the limitations set forth in
        Section 2.1.4 hereof.

1.5 "EXPANSION" shall mean Equipment (which may in certain circumstances include a Cell Site) added to a System after Turnover that is beyond the wired-for System capacity as provided in its original configuration, and which Equipment requires Seller engineering and Installation/Commissioning Services.

1.6 "HARDWARE" shall mean the NTI hardware components listed in Annex 1 as may comprise a System, an Expansion, a Cell Site, or Merchandise.

1.7 "INITIAL PURCHASE" shall mean the Equipment, Installation, and Services specifically identified in Annex 1, being initially purchased by Buyer hereunder.

1.8     "INSTALLATION" shall mean the installation of Equipment by Seller.

1.9 "INSTALLATION SITE" shall mean the location (contiguous United States) specified in Buyer's Purchase Order for Installation of a Switch and/or Cell Sites.

1.10 "MERCHANDISE" shall mean miscellaneous components of Hardware, with respect to which no engineering, Installation, or Commissioning are to be provided by Seller.

1.11 "OEM EQUIPMENT" shall mean miscellaneous items of non-NTI equipment made available for sale to Buyer by Seller under this Agreement, not integrated into the Hardware during the manufacturing process.

1.12 "PROJECT SCHEDULE" shall mean those delivery, installation and/or in-service dates, as applicable, proposed by Buyer and accepted by Seller.

1.13 "PURCHASE ORDER" shall mean any Purchase Order issued by Buyer hereunder to Seller pursuant to Section 3 of this Agreement.

1.14 "SERVICES" shall mean those services performed by Seller under this Agreement.

1.15 "SHIP DATE" shall mean the scheduled date agreed upon by Buyer and Seller as the date on which the appropriate Equipment shall be shipped.

1.16 "SOFTWARE" shall mean the proprietary and/or third party software computer programs (consisting of firmware and logic instructions in machine-readable code residing in, or intended to be loaded in System memories which provide basic logic, operating instructions and user-related application instructions, but excluding customer data) as well as associated documentation used to describe, maintain and use the programs which are integral to any Hardware furnished to Buyer. Any reference herein to Equipment or Software being "sold," "purchased" or the like is understood to be a reference in fact to the program being licensed.

1.17 "SPECIFICATIONS" shall mean the specifications and performance standards of the Hardware, Software and System as set forth in the applicable sections of NORTHERN TELECOM PRACTICES ("NTPs"), incorporated herein by reference. Seller shall have the right, at its sole discretion to modify, change or amend the Specifications at any time during the term of this Agreement.

1.18 "SWITCH" shall mean any one of the DMS-MTX family of switching components.

1.19 "SYSTEM" shall mean the combination of a Switch and one or more Cell Sites furnished hereunder requiring Seller engineering and Installation/Commissioning Services.

1.20 "TERM" shall mean the period commencing on the date first set forth above (hereinafter "Effective Date") and ending three (3) years therefrom, unless terminated earlier in accordance with the terms and conditions hereof, or unless extended by the mutual written consent of the parties hereto.

1.21 "TURNOVER" shall mean that time when Seller has completed Installation and Commissioning of a Switch, Cell Site or Expansion and turns over such equipment for Buyer's placing into service.

1.22    "WARRANTY PERIOD" shall mean:

1.22.1 With respect to the Hardware engineered, furnished and installed by Seller, a period of twelve (12) consecutive months from the date of Turnover.

1.22.2 With respect to Cell Sites not installed by Seller, thirteen (13) consecutive months from the shipment date.

1.22.3 With respect to the Software, a period of twelve (12) consecutive months from the date of Turnover.

1.22.4 With respect to Merchandise, a period of ninety (90) consecutive days from the shipment date of that Merchandise.

2.      SCOPE

2.1 During the Term, in accordance with an appropriate Purchase Order issued by Buyer for Equipment and/or Services, Seller shall:

2.1.1 engineer, deliver, install (or have installed) and Commission the Equipment for use in the continental United States;

2.1.2 grant to Buyer a nonexclusive license to use all Software associated with, and integral to, Hardware purchased by Buyer hereunder, which license shall continue beyond the Term, in accordance with Annex 6 attached hereto;

2.1.3   carry out the installation of Equipment at the applicable
        Installation Site substantially in accordance with the Sample Project Schedule set forth in Annex 2 and in accordance with the relevant Purchase Orders;

2.1.4 furnish OEM Equipment to Buyer at prices to be quoted by Seller and in accordance with such OEM vendor's then current terms, conditions and specifications.

3.      PURCHASE ORDERS

3.1 Each Purchase Order for Equipment and/or Services issued during the Term of this Agreement, or as it may be extended, shall be governed by the terms and conditions of this Agreement, and shall incorporate these terms and conditions by reference. Buyer hereby expressly agrees that except for non-conflicting administrative terms as provided below, any additional or preprinted terms or conditions on the applicable Purchase Order, shall be null, void and of no effect. Each such Purchase Order shall specify:

3.1.1 The description of the ordered Equipment and/or Services, including any identification referenced in the price list herein attached as Annex 1;

3.1.2   Requested place and date of delivery as previously agreed by Seller;

3.1.3 Applicable Price for the ordered Equipment and/or Services as set forth in Annex 1 or as may be separately quoted by Seller from time to time;

3.1.4 Price for Equipment engineering, installation and testing to be quoted by Seller, together with a mutually agreed Installation and Turnover schedule;

3.1.5   Installation Site(s) where applicable;

3.1.6 Other appropriate information as may be required by Seller necessary to fill the Purchase Order such as Buyer's floor plan and frequency plan; and

3.1.7   Location to which the applicable invoice shall be rendered for payment.

3.2 Any Purchase Order issued by Buyer and not rejected in writing within ten (10) business days after receipt by Seller shall be deemed accepted.

4.      PRICE

4.1 The price ("Price") for any Equipment shall consist of (i) unit list prices for Hardware and Merchandise, as set forth in Annex 1; (ii) license fees to use the Software associated with such Hardware, as set forth in Annex 1; and (iii) for OEM Equipment and Services, the Prices as may be quoted by Seller from time to time.

4.2 Unless otherwise specified, the Prices set forth in Annex 1 are exclusive of Seller's charges for any Services associated therewith.

4.3 The Prices are exclusive of any taxes, which shall be the responsibility of Buyer pursuant to Section 5.4 hereof.

5.      PAYMENT

5.1 With respect to Purchase Orders for Equipment that include Installation Services therefor, delivery of which Equipment is taken by Buyer on or before December 31, 1995, Buyer shall pay to Seller the appropriate Price in accordance with the following schedule:

5.1.1 20% of the Purchase Order Price payable upon execution of this Agreement by the parties.

5.1.2 10% of the Purchase Order Price shall be invoiced by Seller upon shipment of the Switch in the case of a System Installation or, in the case of an Expansion or Cell Site installation, upon shipment of the major components to the Installation Site. Such payment shall be paid to Seller within thirty (30) days following the date of Seller's invoice therefor.

5.1.3 50% of the Purchase Order Price shall be invoiced by Seller upon the date of Turnover. Such payment shall be paid to Seller within thirty
        (30) days following the date of Seller's invoice therefor.

5.1.4 20% of the Purchase Order Price shall be invoiced by Seller after Acceptance of the Equipment as defined in Article 14 herein. Such payment shall be paid to Seller within thirty (30) days following the date of Seller's invoice therefor.

5.2 With respect to Purchase Orders for Equipment that include Installation Services therefor, delivery of which Equipment is taken by Buyer after December 31, 1995, Buyer shall pay to Seller the appropriate Price in accordance with the following schedule:

5.2.1 20% of the Purchase Order Price payable upon Seller's acceptance of Buyer's Purchase Order.

5.2.2 50% of the Purchase Order Price shall be invoiced by Seller upon shipment of the Switch in the case of a System Installation or, in the case of an Expansion or Cell Site installation, upon shipment of the major components to the Installation Site. Such payment shall be paid to Seller within thirty (30) days following the date of Seller's invoice therefor.

5.2.3 20% of the Purchase Order Price shall be invoiced by Seller upon the date of Turnover. Such payment shall be paid to Seller within thirty
        (30) days following the date of Seller's invoice therefor.

5.2.4 10% of the Purchase Order Price shall be invoiced by Seller after Acceptance of the Equipment as defined in Article 14 herein. Such payment shall be paid to Seller within thirty (30) days following the date of Seller's invoice therefor.

5.3 Any additional monies that become due to Seller (including, without limitation, Merchandise orders, Service orders, such items as are described in Section 5.4, Equipment purchases wherein Installation is not provided by Seller, and OEM Equipment not part of the original System order) shall be invoiced one hundred percent (100%) upon shipment, or upon completion of Services performed, and paid to Seller by Buyer within thirty (30) days of Seller's invoicing Buyer therefor. In the case of a phased Installation, or if portions of an Installation are delayed due to no fault of Seller, Seller may invoice on a per Installation Site basis upon completion of the applicable milestone event.

5.4 All past due amounts (collectively, "Past Due Amounts") shall bear interest at the rate of one and one-half percent (1 1/2%) per month (or such lesser rate as may be the maximum permissible rate under applicable law), beginning with the date on which the applicable Past Due Amount was due and payable.

5.5 Except for any franchise tax or any tax assessed on Seller's net income, Buyer shall pay to Seller the amount of any sales and/or use tax, duty, excise tax, fee or similar charges which Seller may be required to pay because of its performance of this Agreement. Personal property taxes assessable on the Equipment shall be the responsibility of Buyer. To the extent Seller is required by law to collect such taxes (state or local), one hundred percent (100%) thereof shall be added to invoices as separately stated charges and paid in full by Buyer, unless the Buyer is exempt from such taxes and furnishes Seller with a certificate of exemption prior to issuance of invoice in a form reasonably acceptable to Seller. Buyer shall hold Seller harmless from any and all subsequent assessments levied by a proper taxing authority for such taxes, including any interest, penalties or late charges due to Buyer's failure to perform hereunder.

5.6 Until the total Price for each Purchase Order is paid to Seller, Seller shall retain and Buyer hereby grants to Seller a purchase money security interest in the Equipment, as applicable, and Buyer shall cooperate with Seller in perfecting such interest.

5.7 Prior to payment in full of the Price and all additional monies due to Seller, without written permission of Seller, Buyer shall not sell or lease Equipment purchased by it, or assign any license to use the Software, or allow any liens or encumbrances to attach to any such Equipment, or remove such Equipment or Software from the Installation Site (if applicable).

5.8 Seller reserves the right to require reasonable assurances of payment by Buyer, e.g., funded financing by a financial institution acceptable to Seller or letter of credit from a reputable bank provided by Buyer to Seller not later than thirty (30) days prior to the scheduled Ship Date. Seller may, from time to time, evaluate Buyer's credit standing, and on that basis, establish a credit limit to accommodate Buyer's issuance of Purchase Orders as herein provided. Buyer shall provide any reasonable assistance requested by Seller necessary for Seller to make such evaluation.

6.      DELIVERY, RISK OF LOSS, TITLE

6.1 Equipment shall be shipped F.O.B. the place of shipment with freight charges prepaid and invoiced back to Buyer, except that in the case of a Switch purchase or a Cell Site purchase that includes the E, F, and I option, Seller will be responsible for freight charges. Seller will select the method and common carrier for shipment unless otherwise specified by Buyer on the Purchase Order, in which case, Buyer will be responsible for any additional premium freight charges.

6.2 Title and risk of loss or damage to any Equipment furnished by Seller to Buyer in accordance with this Agreement shall pass to Buyer at the point and on the date of shipment. Seller warrants to Buyer that such title shall be good and clear title, free and clear of all liens and encumbrances. THE FOREGOING NOTWITHSTANDING, TITLE TO SOFTWARE SHALL NOT PASS TO BUYER AT ANY TIME.

6.3 Not later than thirty (30) days prior to the earliest Ship Date relating to any of the items covered by the applicable Purchase Order Buyer may notify Seller that Buyer (i) does not wish to receive shipment of any Equipment on the date set forth in such Purchase Order, or (ii) that Buyer's facilities are not prepared pursuant to Annex 2 hereof in sufficient time for Seller to make delivery pursuant to the date set forth in the applicable Purchase Order. In such case Seller shall have the right to place such Equipment in storage and Buyer shall be liable for all additional transportation, demurrage, loading, storage, and associated costs thereby incurred by Seller. The shipment of Equipment to a storage location as provided in this
        Section 6.3 shall be deemed to constitute shipment of the Equipment for purposes of invoicing, passage of title and risk of loss, and commencement of the Warranty Period.

7. WARRANTIES, REMEDIES AND LIMITATION OF WARRANTIES AND REMEDIES AND DISCLAIMERS OF WARRANTIES AND LIABILITY

7.1     HARDWARE AND SERVICES WARRANTY

7.1.1 Seller warrants that during the Warranty Period, the Hardware furnished under this Agreement shall be free from defects in material and workmanship, and shall conform to the applicable portions of the Specifications, and that the Services furnished under this Agreement shall be performed in a professional and workmanlike manner. Any and all claims for breach of this warranty are conclusively deemed waived unless made during the Warranty Period. Performance of Seller's obligations hereunder shall not extend the Warranty Period, except that any Hardware and/or Services repaired, replaced or corrected during the Warranty Period shall continue to be warranted for the balance of the Warranty Period.

7.1.2 Seller's sole obligation and Buyer's exclusive remedy under this warranty are limited to the replacement or repair, at Seller's option, of the defective component of the Hardware, or the correction of the faulty Services. Such replacement Hardware may be new or reconditioned to perform as new, at Seller's option. Buyer shall bear the risk of loss and damage and all transportation costs for defective Hardware shipped to Seller; and Seller shal bear the risk of loss and damage and all transporation costs for replacement Hardware shipped to Buyer. Title to defective or replacement Hardware shall pass to Seller or Buyer, as appropriate, upon receipt thereof.

7.2     SOFTWARE WARRANTY

        Seller warrants that, proived the Software is not altered by Buyer, and provided the Software is used in conjunction with the DMS-MTX Hardware purchased under this Agreement ane such Hardware has been maintained in accordance with Seller's recommended maintenance procedures, the Software shall function during the Warranty Period without defects which materially affect Buyer's use of the Software in accordance with Seller's Specifications for the Software. In the event the Software fails to so perform and Buyer's use of the System is materially affected by such failuer, Buyer's exclusive remedy under this warranty is to require Seller to correct such failure and such remedy is conditioned upon Seller's receiving written notice within the Warranty Period (or oral notice promptly confirmed in writing) of such failure. The correction of any Software failure shall not extend the Software Warranty Period.

7.3     RESPONSE SERVICES/TIME

7.3.1 During the Warranty Period, Seller's technical assistance service ("TAS") department shall provide reasonable assistance in the investigation and resolution of service affection problems. If such assitance is requested by Buyer, Buyer agrees to follow Seller's standard policies and procedures related to such TAS services as set forth in Annex 5, "Seller Warranty Services." The Hardware Warranty Period shall include TAS only to the extent that any TAS services provided under the Switch warranty also apply to Hardware operating in conjuction with the applicable Switch. For routine warranty service situations, Seller shall ship replacement or repaired Hardware (or components thereof) within thirty (30) days of receipt of the defective Hardware (or components thereof) from Buyer.

7.3.2 For emergency warranty service situations, Seller shall, during the Warranty Period, use all reasonable efforts to ship replacement Hardware (or components thereof) within twenty-four (24) hours of notification of the warranty defect by Buyer. Buyer shall pay to Seller the surcharge set forth in Annex 5, for such expedited shipment of placement Hardware. Buyer shall ship the defective Hardware to Seller within thirty (30) days of receipt of the replacement Hardware. In the event Seller fails to receive such defective Hardware within such thirty (30) day period, Seller shall invoice Buyer for the replacement Hardware at then-current price in effect therefor. For the purpose of this Agreement, an emergency shall be deemed to exist upon the occurence of a Priority E1 or E2 problem, as defined as Annex 5.

7.4 THE WARRANTIES AND REMEDIES SET FORTH ABOVE CONSTITUTE THE ONLY WARRANTIES WITH RESPECT TO THE EQUIPMENT AND SERVICES PROIVDED, AND BUYER'S EXCLUSIVE REMEDIES IN THE EVENT SUCH WARRANTIES ARE BREACHED. THEY ARE IN LIEU OF ALL OTHER WARRANTIES WRITTEN AND ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTY OF MERCHANTABILITY AND THE WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. SELLER SHALL NOT BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES OF ANY

        NATURE WHATSOEVER. BUYER ACKNOWLEDGES THAT THE SWITCH COMPONENT BEING PROVIDED UNDER THIS AGREEMENT IS USED.

7.4.1 Seller's obligations udner this article 7 shall not apply to (i) Equipment or components thereof such as fuses and bulbs that are normally consumbed in operation, or have a normal life inherently shorter than the Warranty; (ii) defects that are a result of improper storage, installation, use, maintenance or repair by the Buyer (including, without limitation, operation of the Equipment outside the environmental parameters defined in the Specifications); (iii) improper operation of Equipment with other hardware used by Buyer, including the operation of Equipment with hardware not authorized by Seller for use with the Equipment, or use of the Equipment with any improperly operating equipment not supplied by Seller under this Agreement; (iv) Equipment or components thereof that due to no fault of Seller have been subjected to any other kind of misuse or detrimental exposure or have been involved in an accident, fire explosion, Act of God, or any other cause not attributable to Seller, or (v) Equipment or INstallation Services altered, repaired, installed or relocated by any party other than Seller or Seller's agents. For purposes of subsection (v), "install" shall not mean the routine plug-in of the components done in accordance with NTP guidelines.

7.5     OEM EQUIPMENT

7.5.1 OEM Equipment furnished under the initial Purchase Order in conjunction with a Switch, (e.g., terminals and printers), shall be warranted in accordance with the Hardware warranties set forth in Section 7.1 and handled through Seller's Repair and Return department. With respect to all other OEM items ordered by Buyer, Buyer shall receive the warranties for such OEM Equipment directly from such OEM venders. Except for the warranty of title extended in Section 6.2 hereof, the warranties provided in this Section 7.5 are Buyer's sole and exclusive remedy against Seller with respect to OEM Equipment provided under this Agreement.

8.      FORCE MAJEURE

        If the performance of this Agreement, or of any obligation hereunder except for the obligations set forth in Article 5 is prevented, restricted or interfered with by reason of fires, breakdown of plant, labor disputes, embargoes, government ordinances or requirements, civil or military authorities, acts of God or of the public enemy, acts or omissions of carriers, inability to obtain necessary materials or services from suppliers, or other causes beyond the reasonable control of the party whose performance is affected, then the party affected, upon giving prompt notice to the other party, as set forth in Section
        24.2 shall be excused from such performance on a day-for-day basis to the extent of such prevention, restriction, or interference (and the other party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent such party's obligations relate to the performance so prevented, restricted or interfered with); provided that the party so affected shall use reasonable efforts to avoid or remove such causes of non-performance and both parties shall proceed to perform their obligations with dispatch whenever such causes are removed or cease.

9.      PATENT OR COPYRIGHT INFRINGEMENTS

9.1 Seller agrees to indemnify Buyer with respect to any suit, claim, or proceeding brought against Buyer alleging that Buyer's use of the Equipment constitutes an infringement of any United States patent or copyright. Seller agrees to defend Buyer against any such claims and to pay all litigation costs, reasonable attorney's fees, settlement payments and any damages awarded in any final judgment arising from such suit, claim or proceeding; provided, however, that Buyer shall promptly advise Seller of any such suit, claim, or proceeding and shall cooperate with Seller in the defense or settlement of such suit, claim or proceeding and provided Seller shall have sole control thereof.

9.2 In the event that an injunction is obtained against Buyer's use of Equipment arising from such patent or copyright suit, claim or proceeding, in whole or in part, Seller shall, at its option, either:
        (i) procure for Buyer the right to continue using the portion of a System enjoined from use; or (ii) replace or modify the same so that Buyer's use is not subject to any such injunction.

9.3 In the event that Seller cannot perform under Section 9.2, Buyer shall have the right to return such Equipment or portion thereof to Seller upon written notice to Seller and in the event of such return, neither party shall have any further liabilities or obligations under this Agreement, except that Seller shall refund the depreciated value of any such Equipment or portion thereof as carried on the Buyer's books at the time of such return.

9.4 Seller's indemnity obligations under Section 9.1 shall not apply to infringement claims (i) arising from any portion of the Equipment that is manufactured to Buyer's design, or (ii) arising from the use of the Equipment in combination with any other apparatus or material not supplied by Seller to the extent that the claims arise from such combination usage.

9.5 The foregoing states the entire liability of Seller for patent or copyright infringement by the Equipment. Seller shall have no liability whatsoever for any patent or copyright infringement arising from Buyer's use of the OEM Equipment, and Seller makes no warranty with respect thereto.

10.     SOFTWARE LICENSE

10.1 With respect to Equipment containing Software acquired under this Agreement, Buyer is hereby granted a non-exclusive license to use the Software in accordance with the terms set forth in Annex 6, "Software License." Buyer is granted no title or ownership rights to the Software, which rights shall remain in Seller or Seller's suppliers as appropriate. An initial Software license fee paid by Buyer shall not cover charges for future Software releases as contemplated in Section 11, and which fees are set forth in Annex 1.

10.2 From time to time Seller may, at its discretion, offer to license, at variable fees, optional Software features to Buyer for use on Buyer's System. Such variable fees shall be calculated on the basis of measurable units of usage. The criteria for measurement may vary from feature to feature, but will consist of units that may be quantified, such as, by way of example and not limitation, radios (voice channels), effective traffic channels, cell sites or subscribers (hereinafter "measurable units"). For purposes of this Article 10, "System" shall mean, in addition to the definition set forth in Section 1.18 hereof, Buyer's DMS-MTX and all interconnected cell sites.

10.2.1 A list of Seller's current variable license fee offerings is included in Annex 1, as amended from time to time. Seller shall notify Buyer of any price increases affecting such features not later than sixty (60) days prior to the effective date. All such updates to Annex 1 shall be provided to Buyer under separate cover and shall be deemed to be incorporated herein by reference. The fees for all such features shall be subject to a minimum charge as determined for each individual Software feature; however, the total fees for each individual Software feature based on the total number of such measurable units quantified during the duration of the Software license will not aggregately exceed the then-current fixed rate price for that particular feature. Buyer, at its option, may license such Software features at the applicable fixed-rate price.

10.2.2 In the event Buyer elects to license certain Software features on a measurable unit basis as described hereinabove, Buyer hereby gives Seller the right to audit Buyer's System either remotely or visually, or some combination thereof, for purposes of determining such unit quantities. Seller shall conduct an audit at the time the applicable Software is loaded onto Buyer's DMS-MTX to determine the initial quantity of measurable units. Thereafter, Seller shall have the right to audit Buyer's System on an annual basis as set forth herein. Following each annual audit, Buyer shall be invoiced for any additional measurable units as compared with the preceding twelve-month period total. No license fees shall be pro rated because of usage of any additional measurable units during any portion of the preceding twelve-month period. Payment shall be made to Seller by Buyer for all license fees and associated taxes in accordance with Article 5 of this Agreement. Seller's right to audit and invoice Buyer in accordance with this Section 10.2 hereof for measurable units added following the expiration of the Agreement shall survive the term of the Agreement.

10.3 The obligations of Buyer under this Article 10 and Annex 6 shall survive the termination of this Agreement, regardless of the cause of termination.

11.     SOFTWARE UPDATES

11.1 The license fees set forth in Annex 1 for additional Software releases assume that Buyer's System is operating on Software at the same level of maintainability as set forth in Section 11.3 hereof. Otherwise, retrofitting features from a new release onto Buyer's System shall be considered and quoted by Seller on a case-by-case basis. Additionally, future Hardware purchases may require the support of a then-current Software load.

11.2 Any such Software release may require the purchase of additional Hardware by Buyer.

11.3 If Buyer elects to remain on a prior Software release, Seller's sole obligation hereunder shall be to make available maintenance for the Software for the previous two consecutive releases from the then-current, Seller-numbered release (i.e., numbered Software load).

12.     REMEDIES

12.1 Seller shall have the right to suspend its performance under this Agreement by written notice to the Buyer and forthwith remove and take possession of any portion of the Equipment that has been delivered if the Buyer, prior to payment to Seller of the Price, shall become insolvent or bankrupt, make a general assignment for the benefit of, or enter into any arrangement with creditors, file a voluntary petition under any bankruptcy, insolvency, or similar law, or have proceedings under any such laws or proceedings seeking appointment of a receiver, trustee or liquidator instituted against it which are not terminated within thirty (30) days of such commencement.

12.2 In the event of any material breach of this Agreement by either party which shall continue for thirty (30) or more days after written notice of such breach (including a reasonably detailed statement of the nature of such breach) shall have been given to the breaching party by the aggrieved party, the aggrieved party shall be entitled at its option:

12.2.1  if the aggrieved party is the Buyer, to suspend its performance under
        Article 5 of the Agreement for so long as the breach continues uncorrected or;

12.2.2 if the aggrieved party is Seller, to suspend performance of all of its obligations under the Agreement for so long as the breach continues uncorrected or;

12.2.3 to avail itself of any and all remedies available at law or equity whether or not it elects to suspend its performance under
        Section 12.2.1 or 12.2.2 as applicable.

12.3 NOTWITHSTANDING THE PROVISIONS OF SECTION 12.2, OR ANY OTHER PROVISION OF THIS AGREEMENT, SELLER SHALL NOT BE LIABLE FOR INCIDENTAL, INDIRECT, CONSEQUENTIAL, OR SPECIAL DAMAGES OF ANY NATURE WHATSOEVER FOR ANY ACTION ARISING UNDER THIS AGREEMENT.

12.4 Any action for breach of this Agreement or to enforce any right hereunder shall be commenced within two (2) years after the cause of action accrues or it shall be deemed waived and barred (except that any action for nonpayment may be brought at any time permitted by applicable law).

13.     BUYER'S RESPONSIBILITIES

13.1 With respect to Equipment Installation, Buyer agrees that certain duties shall be performed by the Buyer in a timely and proper fashion as a condition precedent to Seller's obligations hereunder, including, but not by way of limitation, those responsibilities designated in Annex 2 (Statement of Work) as being the Buyer's, and the following:

13.2 Buyer shall prepare the Installation Site(s) in accordance with Seller's requirements for the Equipment as further set forth herein and in Annex 2, no later than by the project dates as stated in Purchase Order(s) accepted by Seller pursuant to the terms of this Agreement.

13.3 Buyer, at its expense, shall obtain all necessary local and federal government permits applicable to a cellular telecommunications system installation and operation (excluding any applicable permits required in the normal course of Seller's doing business). Buyer understands and agrees that all site engineering (including cell sites) architectural work, civil work and supervision thereof, site selection engineering, propagation engineering, environmental approvals and rights-of-way are the responsibility of Buyer.

13.4 Buyer shall Insure that only qualified technicians shall perform any maintenance and/or repair to the Equipment during the Warranty Period, which maintenance and/or repair shall be confined to routine tasks performed in accordance with Seller provided specifications.

14.     TESTING, TURNOVER AND ACCEPTANCE

14.1 On completion of Installation of Equipment installed by Seller, Seller shall provide Buyer five (5) days prior written notification that such Equipment is ready for Commissioning. Following such notification, Buyer agrees to have a representative present to witness and acknowledge completion of such testing. Seller shall test the Equipment in accordance with its standard testing procedures to determine Equipment conformity with the standards and specifications (hereinafter "Acceptance Criteria") of the applicable Seller installation manuals as referenced in Annex 3, "DMS-MTX Acceptance Criteria," as may be amended from time to time.

14.2 On the date that such Commissioning has been successfully completed, Seller shall turn the Equipment over to Buyer ("Turnover"). On the date of Turnover, Buyer shall complete and return to Seller the "Turnover Notice" as described in Annex 4.

14.3 For purposes of this Agreement, the occurrence of any of the following shall be deemed to constitute "Acceptance" of the Equipment:

14.3.1 Within fifteen (15) days following the date of Turnover, Buyer shall either accept the Equipment in writing as provided in Annex 4, "Acceptance

        Notice," or notify Seller in writing specifying in reasonable detail those particulars in which the Equipment does not meet the Acceptance Criteria. With respect to any such particulars, Seller shall promptly proceed to take corrective action, and following correction, Buyer shall accept the Equipment in writing.

14.3.2 The failure of Buyer to notify Seller within fifteen (15) days after Turnover (or, in the case of correction, fifteen [15] days following such correction) of any particulars in which the Equipment does not meet the Acceptance Criteria, or the use by Buyer of the Equipment or any portion thereof in revenue-producing service at any time, shall be deemed to constitute Acceptance of such Equipment.

14.4 Acceptance of Equipment not installed by Seller shall be deemed to occur upon receipt of and inspection by Buyer.

15.     COVERAGE, INTERFERENCE AND THIRD-PARTY FACILITIES

15.1 Seller will not be responsible for radio propagation or coverage distance due to Buyer's design. Seller shall not be responsible for any failures or inadequacies of performance resulting from equipment not supplied and installed by Seller or Seller's agents and subcontractors pursuant to this Agreement. Seller shall not be responsible for interference or disruption of service caused by operation of other radio systems, lightning, motor ignition or other similar interference.

15.2 In the event Buyer utilizes facilities or services supplied by others such as common carrier circuits or towers, Seller shall have no responsibility for the availability or adequacy of such services or facilities.

16.     REGULATORY COMPLIANCE

16.1 Seller shall use all reasonable efforts to install Equipment so that it shall comply in all material respects with all Federal, State, and local laws and regulations in force on the Effective Date of this Agreement, which directly impose obligations upon the manufacturer, Seller, or installer thereof.

16.2 The prices set forth for the Equipment described herein are based on Seller's design, manufacture, and delivery of the Equipment pursuant to its design criteria and manufacturing processes and procedures in effect on the Effective Date of this Agreement. If, as a result of the imposition of requirements by any Federal, State or local government during the Term of this Agreement there is a change in such criteria, processes or procedure or any change in the Equipment, the Prices will be adjusted equitably to reflect the added cost and expense of such change.

17.     CHANGES

17.1 Up to ninety (90) days prior to the scheduled Ship Date (or such later time as is acceptable to Seller), Buyer may request Equipment addition(s) or deletion(s) to any original Equipment configuration. At any time prior to the start of Commissioning, Buyer may request changes to the Project Schedule or Statement of Work. All such Equipment reconfigurations or changes to the Statement of Work or Project Schedule ("Changes") shall be subject to prior written approval of Seller.

17.2 Except as provided in 17.3 below, all Changes shall be documented in a written change order ("Change Order"), which shall be executed by Buyer and returned to Seller prior to implementation of the requested Changes. The Change Order shall detail any adjustments to the Price, Statement of Work, or Project Schedule required by Seller for any aspect of its performance under this Agreement.

17.3 Upon written request of Buyer for a Change to the Statement of Work that entails additional services totaling $10,000, or less, and upon written acceptance thereof by Seller, Seller will proceed in good faith to implement such Change prior to receipt of an executed Change Order. Within five (5) days following Buyer's written request, the parties shall agree upon an appropriate price for such Changes, all of which will be summarized in a subsequent Change Order and executed by an authorized representative of Buyer within fifteen (15) days following the date of the request for Change.

17.4 Calculations for any System reconfigurations prior to the Ship Date shall be based on Prices set forth in Annex 1, provided that (i) any additions shall include any necessary engineering, installation and testing charges and (ii) any deletions shall include applicable discounts, and further provided that the net cumulative amount of Changes shall not reduce the Price of a Purchase Order by more than ten percent (10%).

17.5 Subject to Section 24.1 herein, Buyer understands and agrees that the execution of this Agreement constitutes a firm, non-cancelable Purchase Order for the Initial Purchase set forth in Section 1.0 of Annex 1 and the training courses set out in Section 4.0 of Annex 1. However, for Purchase Orders for Equipment other than the Initial Purchase, upon written notification to Seller, Buyer may elect to cancel such Purchase Orders prior to shipment of Equipment in accordance with the following:

17.5.1 Without charge, Buyer may cancel any Purchase Order no later than ninety (90) days prior to the earliest scheduled Ship Date; or

17.5.2 If Buyer cancels a Purchase Order less than ninety (90) days prior to the earliest scheduled Ship Date, Buyer shall pay a cancellation charge of ten percent (10%) of the Price to Seller; or

17.5.3 If Buyer cancels a Purchase Order less than sixty (60) days prior to the earliest scheduled Ship Date, Buyer shall pay to Seller a cancellation charge of fifteen percent (15%) of the Price; or

17.5.4 If Buyer cancels a Purchase Order less than thirty (30) days prior to the earliest scheduled Ship Date, Buyer shall pay to Seller a cancellation charge of twenty percent (20%) of the Price.

17.5.5 Buyer may not cancel a Purchase Order subsequent to the Ship Date. The payment of such charges shall be Seller's sole remedy and Buyer's sole obligation for such canceled Purchase Order(s).

18.     CONDITION OF INSTALLATION SITE(S)

        Buyer warrants that the Installation Site is free from friable asbestos or other hazardous contamination. In the event that such contamination is found to be present at the Installation Site, Seller shall be relieved of all of its obligations hereunder until such contamination is removed. In the event that Buyer fails or refuses to remove such contamination, Seller shall have the right to remove the Equipment or portions thereof if already delivered and relocate the Equipment to an alternate site provided by Buyer and charge Buyer for (i) any additional delivery charges to the new Installation Site, (ii) all materials expended at the site including cabling, permanently affixed equipment, and those items which cannot reasonably be removed for use elsewhere, (iii) specifically ordered items requested by Buyer, and
        (iv) all labor and materials expended at the sites relating to the relocation using Seller's then current rates.

19.     RELEASE OF INFORMATION

19.1 Unless required by law, or as otherwise permitted under this Agreement, Buyer and Seller agree that the terms and conditions of this Agreement shall not be disclosed to any other party without the prior written consent of the other; provided, however, that Seller may release information to Northern Telecom Ltd., its research and development affiliates, Bell Northern Research and BNR Inc. or any wholly-owned subsidiaries ("Affiliate") on a need-to-know basis.

19.2 Neither Buyer nor Seller shall publish or use any advertising, sales promotion, press releases or publicity matters relating to this Agreement without the prior written approval of the other.

20.     CONFIDENTIALITY

        Buyer, Seller and Seller's Affiliates shall receive in confidence from each other all technical information, business information, documentation and expertise which is either (i) stamped or otherwise marked as being confidential or proprietary whether in written or electronic form, or (ii) if delivered in oral form, is summarized in a written memorandum and listed as being confidential ("Confidential Information") and shall not, except as previously authorized in writing by the other party, publish, disclose or make use of such information (except as required by law and after notice to the other party), unless and until the Confidential Information shall have ceased to be proprietary as evidenced by general public knowledge or shall have been legally acquired by such party. This prohibition against disclosure, publication or use of Confidential Information shall not restrict either party from developing similar information in the exercise of its own technical skill, so long as such other information is independently developed by such party without making use of Confidential Information.

21.     INTERCONNECTION TO SWITCH

21.1 Buyer understands that Equipment purchased hereunder does not necessarily provide Buyer with a complete cellular telecommunications System. In some cases, Buyer may intend to interconnect the Equipment to an NTI DMS-MTX switch component, which switch component, and the facilities for interconnection, may not be included in Buyer's Purchase Order. In the event that Buyer interconnects such Equipment to an NTI DMS-MTX switch not a part of a complete System purchase (hereinafter "Host Switch"), it is understood and agreed that the making and maintaining of all necessary arrangements (whether commercial, legal or otherwise) with the supplier of such NTI DMS-MTX switch component, including not only arrangements necessary to permit the timely performance by Seller of its responsibilities under this Agreement, (e.g., physical and remote dial-up access to the Host Switch for installation and services purposes), but also any arrangements necessary for the ongoing operation of the Equipment in conjunction with the Host Switch, shall be solely the responsibility of Buyer, and failure by Buyer to timely make or maintain, any necessary arrangements shall not excuse Buyer from its obligations under this Agreement. Seller shall have no responsibility whatsoever under this Agreement for the proper performance of the Host Switch or for any failures of the Equipment resulting from improper performance of the Host Switch.

21.2 Buyer further acknowledges and agrees that the proper operation of the Equipment and/or the availability of optional Software features, is dependent upon having the appropriate Software Release Load operating on the Host Switch.

 22.    EQUIPMENT CHANGES

        With respect to any Purchase Order issued under this Agreement, notwithstanding any other provisions contained in this Agreement, Seller has the right, without prior approval from or notice to Buyer, to make changes in the Equipment in whole or in part, or in the related Specifications or other related documentation, or to substitute products of later design at any time prior to delivery thereof, provided that such changes do not adversely affect performance or function. Seller is not obligated to make any such changes in items of the Equipment previously delivered.

23.     ANNEXES

        The following Annexes shall form an integral part of this Agreement as though written out in full in this Agreement:

            Annex 1  -  Equipment and Services Pricing

            Annex 2  -  Statement of Work/Sample Project Schedule

            Annex 3  -  DMS-MTX Acceptance Criteria

            Annex 4  -  Turnover and Acceptance Notices

            Annex 5  -  Seller Warranty Services

            Annex 6  -  Software License

            Annex 7  -  Documentation

            Annex 8  -  RF Engineering Services

24.     GENERAL

24.1 This Agreement shall become effective upon execution by both parties; however, Seller agrees that if the cellular licenses purchased from TDS by Buyer are not transferred to Buyer by the last day of February, 1996, Buyer shall have the right to terminate this Agreement and shall compensate

        Seller for Seller's reasonable expenses incurred in the performance of this Agreement up to the date of termination.

24.2 Buyer may assign or transfer this Agreement or any rights hereunder to any other party only with the prior written consent of Seller. No assignment or sublicense of or under this Agreement, or of any rights under this Agreement, by Buyer, shall relieve Buyer of primary responsibility for performance of Buyer's obligations under this Agreement. Seller reserves the right to refuse to honor any assignment or sublicense which, in the opinion of its legal counsel, would require it to violate any United States export restriction, other law, or regulation. Seller reserves the right to subcontract any portion of its obligation under this Agreement, but no such subcontract shall relieve Seller of primary responsibility for performance of Seller's obligations under this Agreement.

24.3 Notices and other communications shall be transmitted in writing by Certified U.S. Mail, postage prepaid, return receipt requested, addressed to the parties as follows:

        Northern Telecom Inc.                 Dobson Communications Corp.
        2435 N. Central Expressway            13439 North Broadway Extension
        Richardson, Texas 75080               Oklahoma City, Oklahoma  73114
        Attention:  Director, Contracts       Attention:  Everett Dobson
                    cc: Program Manager                   President

        Any notice given pursuant to this Section 24.2 shall be effective five (5) days after the day it is mailed or upon receipt as evidenced by the U.S. Postal Service return receipt card, whichever is earlier.

24.4 This Agreement may not be modified or amended or any rights of a party to it waived except in a writing signed by duly authorized representatives of the parties hereto.

24.5 Failure by either party at any time to require performance by the other party or to claim a breach of any provision of this Agreement shall not be construed as affecting any subsequent breach or the right to require performance with respect thereto or to claim a breach with respect thereto.

24.6 Each party shall be liable for direct losses incurred by the other party due to personal injury or damage to tangible property, including the Hardware, which results from the negligence of that party's employees or agents, provided, however, that nothing in this Section shall affect or in any way increase Seller's obligation under this Agreement with respect to the performance of the Hardware and/or Software. Except for personal injury, the total liability of Seller for all claims of any kind for any loss or damage, whether in contract, warranty, tort (including negligence), strict liability or otherwise, arising out of, connected with, or resulting from the performance or non-performance of this Agreement shall in no case exceed the total Price of the Purchase Order accepted under this Agreement giving rise to the claim.

24.7 The rights and obligations of the parties and all interpretations and performance of this Agreement shall be governed in all respects by the laws of the State of Texas except for its rules with respect to the conflict of laws.

24.8 Article headings are inserted for convenience only and shall not be used in any way to construe the terms of this Agreement.

24.9 The invalidity in whole or in part, of any provision of this Agreement shall not affect the validity of the remainder of such provision of this Agreement.

24.9.1 This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

24.10 Each party hereto represents and warrants that (i) it has obtained all necessary approvals, consents and authorizations of third parties and governmental authorities to enter into this Agreement and to perform and carry out its obligations hereunder; (ii) the persons executing this agreement on its behalf have express authority to do so, and, in so doing, to bind the party thereto; (iii) the execution, delivery, and performance of this Agreement does not violate any provision of any bylaw, charter, regulation, or any other governing authority of the party; and (iv) the execution, delivery and performance of this Agreement has been duly authorized by all necessary partnership or corporate action and this Agreement is a valid and binding obligation of such party, enforceable in accordance with its terms.

24.11 This Agreement constitutes the entire agreement between Seller and the Buyer with respect to the subject matter hereof and supersedes all previous negotiations, proposals, commitments, writings, advertisements, publications and understandings of any nature whatsoever. No agent, employee or representative of Seller has any authority to bind Seller to any affirmation, representation, or warranty concerning the System, except as stated in this Agreement and unless such affirmation, representation, or warranty is specifically included within this Agreement, it shall not be enforceable by Buyer or any assignee or sublicensee of Buyer.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their representatives being thereunto duly authorized.


DOBSON COMMUNICATIONS                  NORTHERN TELECOM INC.
CORPORATION


By: /s/ Everett Dobson                 By:  /s/ Matthew J. Desch
   ----------------------------            ---------------------------

Name:   Everett Dobson                 Name:    Matthew J. Desch
      -------------------------              -------------------------
         (Type/Print)                              (Type/Print)


Title:     President                   Title:     Group VP & GM
       ------------------------               -------------------------


Date:      10-30-95                    Date:        12/6/95
      -------------------------              --------------------------

                                       ANNEX 1

                                EQUIPMENT AND SERVICES
                                       PRICING


During the Term, Buyer may purchase Equipment in addition to the Initial Purchase ("Additional Equipment") at the lower of Seller's list Prices as of the Effective Date (a portion of which are set forth in Section 2.0), or Seller's then-current Prices at the time of issuance of Purchase Order. All Equipment Prices shall be subject to any applicable discounts set forth in Sections 1.0 and 5.0 hereof (and their respective inclusive subsections).

Not all of Seller's Equipment set out in this Annex 1 will necessarily function together as a System. Upon request, Seller will verify the operational compatibility of any particular Equipment. Unless otherwise specifically stated, Installation, Commissioning and engineering are not included in List Prices.

The Prices set out in Sections 1.0 of this Annex 1 are based on Buyer trading in
its MTXM Switch after Turnover.   Prior to Turnover and at its own expense,
Buyer shall de-install the MTXM Switch in accordance with the project schedule. After Turnover, Seller shall remove at its own expense such MTXM Switch.

1.0  INITIAL PURCHASE

1.1  SWITCH (WITH USED MSCC CABINET)

                                                                    UNIT         EXTENDED
ITEM                   DESCRIPTION                       QTY        PRICE          PRICE           TOTAL
----                   -----------                       ---        -----          -----           -----
HARDWARE:
      SuperNode SE Dual ICP (480 ports) - with MSCC       1      $1,145,223     $1,145,223
      Cabinet
      MCTM-I w/1 DTC (480 ports)                          1        $248,397       $248,397
      MCGM w/7-9.6 bps HDLC Links                         1         $59,113        $59,113
      Turbo Link Interface                                1          $4,239     Included
      MP Controller CP for Billing Xfer (NT1X89BA)        2          $3,150         $6,300
      X.25 layer 2 Intersystem Link Cont. (NT6X91BB)      1          $1,705         $1,705
      CCS7 8MEG Link Interface Unit (LIU V.35)            2         $13,352        $26,704
      SNSE MAP Furniture                                  1      Included       Included
      Helmsman/Compass Documentation                      1          $4,700         $4,700
      SuperNode SE Spares                                 1        $175,486       $175,486
      ICP Packfill                                        1        $257,625       $257,625
                                                                         Hardware Subtotal     $1,925,253


                                       1-1

                                                                    UNIT         EXTENDED
ITEM                   DESCRIPTION                       QTY        PRICE          PRICE           TOTAL
----                   -----------                       ---        -----          -----           -----
SOFTWARE:  (SEE SECTION 1.3 FOR PACKAGES INCLUDED)
      BCS Software License Fee                           LOT        $25,000        $25,000
      Additional Packages                                LOT       $426,900       $426,900
                                                                         Software Subtotal       $451,900


                                                          25% SWITCH AND SOFTWARE DISCOUNT     ($594,288)
                                                                Used SNSE Cabinet Discount     ($514,815)
                                                         Incremental ICP Packfill Discount     ($200,379)
                                                                    MTXM Trade-In Discount     ($200,000)

EF & I:

      NORTEL Engineer, Install & Commission              LOT       $177,658       $177,658
      ICP Packfill Install & Commission                  LOT         $7,160         $7,160
                                                                             EF&I Subtotal       $184,818
                                                                    SWITCH NET TOTAL PRICE     $1,052,489

1.2   CELL SITES (DUAL MODE)

                                                                    UNIT         EXTENDED
ITEM                   DESCRIPTION                       QTY        PRICE          PRICE           TOTAL
----                   -----------                       ---        -----          -----          -----
1.  NEW SITE 1
      16 Channel OMNI cell site (CC1016NU)                1        $115,534       $115,534
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $115,534

2.  NEW SITE 2
      16 Channel OMNI cell site (CC1016NU)                1        $115,534       $115,534
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $115,534

3.  NEW SITE 3
      16 Channel OMNI cell site (CC1016NU)                1        $115,534       $115,534
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $115,534

4.  NEW SITE 4
      16 Channel OMNI cell site (CC1016NU)                1        $115,534       $115,534
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $115,534


                                      1-2

                                                                    UNIT         EXTENDED
ITEM                   DESCRIPTION                       QTY        PRICE          PRICE           TOTAL
----                   -----------                       ---        -----          -----           -----
5.   NEW SITE 5
      16 Channel OMNI cell site (CC1016NU)                1        $115,534       $115,534
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $115,534

6.   NEW SITE 6
      16 Channel OMNI cell site (CC1016NU)                1        $115,534       $115,534
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $115,534

7.   NEW SITE 7
      16 Channel OMNI cell site (CC1016NU)                1        $115,534       $115,534
      Integrated Cellular Remote Module (ICRM)            1        Included       Included
      Auto Tune Combiners                                LOT       Included       Included
                                                                                  Subtotal       $115,534

SPARES:
      Cell Site Spares (ICRM/DRU)                        LOT        $54,974        $54,974        $54,974

                                                                        Cell Site Subtotal       $863,712

                                                                    25% CELL SITE DISCOUNT     ($215,928)

DUAL-MODE RADIO UNITS:
      Dual Mode Radio Unit (DRU) CCH & LCR               14         $10,500       $147,000
      Dual Mode Radio Unit (DRU) VOICE CHANNELS          98         $10,500     $1,029,000
                                                                      Radio Units Subtotal    $1,176,000

                                                                  25% Radio Units DISCOUNT     ($294,000)

EF&I:
      Eng., Install & Commission 16 CH. Cell Site         7         $11,058        $77,406

                                                                             EF&I Subtotal        $77,406

                                                                           VOLUME DISCOUNT     ($509,928)

                                                   CELL SITE & RADIO UNITS TOTAL NET PRICE     $1,097,262
                                                                                               ----------
                                                                    TOTAL INITIAL PURCHASE     $2,149,751
                                                           Training (Annex 1, Section 4.0)        $56,055
                                            RF Engineering Services (Annex 1, Section 1.4)       $111,700
                                                                                               ----------
                                                          Initial Purchase Services Credit      ($191,755)
                              TOTAL NET PRICE (INITIAL PURCHASE, RF ENG. SERV. & TRAINING)     $2,125,751


                                      1-3

1.3  SOFTWARE

13.1 SOFTWARE. The items listed below as "included" are included in the Price quoted for the Switch in Section 1.1 of this Annex 1.


                                                                 UNIT    EXTENDED
ITEM           DESCRIPTION                          PEC          PRICE     PRICE     TOTAL
----           -----------                          ---          -----     -----     -----
 1   Automatic Trunk Testing                     NTX051AA       $5,000   Included
 2   Network Management                          NTX080AB      $20,000   Included
 3   DS-1 64 Kb/s Clear Channel                  NTX142AA       $5,000   Included
 4   DS-1 Extended Superframe Format             NTX143AA       $2,000   Included
 5   Focused Maintenance                         NTX272AA      $10,000   Included
 6   Enhanced Security w/o Password Encrypt      NTX292BA       $3,000   Included
 7   Vertical Features KIT                       NTX325AA      $40,000   Included
 8   MTX Split Ticket Billing                    NTX332AA       $5,000   Included
 9   CDR Search On Disk                          NTX333AA      $10,000   Included
 10  Dynamic Power Control                       NTX336AA       $5,000   Included
 11  Malicious Call Trace                        NTX337AA      $25,000   Included
 12  Cellular Hotline                            NTX373AA      $30,000   Included
 13  Credit Card Calling                         NTX375AA      $20,000   Included
 14  IS-41+ Networking                           NTX378AB      $25,000   Included
 15  Network Messaging Enhancements              NTX377AA      $25,000   Included
 16  Dedicated Access (FXS)                      NTX379AA      $10,000   Included
 17  OM Thresholding & Alarms                    NTX385AA       $1,000   Included
 18  OM Selective Output                         NTX445AB       $5,000   Included
 19  Switch Performance Monitoring System        NTX738AC      $20,000   Included
 20  Switch Path Diagnostics                     NTX885Ab      $10,000   Included
 21  MPC Multi-link Mgmt                         NTX892AA       $5,000   Included
 22  MPC X.25 Interface                          NTXE85AA      $18,000   Included
 23  High Speed MPC                              NTXE98AA       $3,000   Included
 24  DMS Base Data Access Interface              NTXG13AA       $7,000   Included
 25  Time of Day Routing                         NTXG51AA      $10,000   Included
 26  MTX Equal Access Enhance Office (BCS 35)    NTXG53AB      $15,000   Included
 27  Expanded Spectrum                           NTXG58AA      $25,000   Included
 28  Follow Me Roaming                           NTXG57AA      $25,000   Included
 29  Centralized Operational A & M               NTXG82AA      $16,500   Included
 30  Account Code Billing                        NTXG86AA      $30,000   Included
 31  Real Time Billing                           NTXG87AA      $30,000   Included
 32  STSR Sectorization                          NTXG88AA      $25,000   Included
 33  Maintenance Manager Morning Report          NTXJ35AA       $5,000   Included
 34  Surveillance                                NTXL20AA      $25,000   Included
 35  Network Boundary Paging                     NTXL24AA      $17,500   Included
 36  Mobile Jamming Detection                    NTXL25AA      $20,000   Included
 37  Call Delivery Activatable                   NTXL28AA      $30,000   Included
 38  Mobile Tracking                             NTXL61AA      $15,000   Included



                                         1-4

                                                                  UNIT      EXTENDED
ITEM           DESCRIPTION                         PEC           PRICE       PRICE    TOTAL
----           -----------                         ---           -----       -----    -----
 39  Remote Call Forw Activate/De-Activate        NTXL62AA       $30,000    Included
 40  IS41 Enhanced Roamer Validation              NTXM17AA       $50,000    Included
 41  IS-41 Rev.8                                  NTXM30AA       $32,000    Included
 42  Call Forwarding Enhancements                 NTXM31AA       $10,000    Included
 43  Visitor Location Register                    NTXM32AA       $41,000    Included
 44  Active Mobile Paging                         NTXM33AA       $53,000    Included
 45  Manufacturers ESN Fraud                      NTXM34AA       $10,000    Included
 46  Expanded Call Forwarding Feature Codes       NTXM39AA       $24,000    Included
 47  MPC 1984 MPC X.25                            NTXN85AA        $1,875    Included
 48  EDRAM Upload                                 NTXS72AA       $35,000    Included
 49  XPM+ Based ICP                               NTXX89AA       $11,000    Included
 50  Multi-Net. Protocol (Billing File Xfer.)     NTXX98AA       $10,000    Included

 51  Networking Software including:               SB1204NU      $345,500    $345,500
      MTX to MTX handoff & call delivery-
      IS-41 Rev A networking software for
      SS7 & X.25 layer 2 (pt. to pt.)
                                                                   Software Subtotal    $345,500



1.3.2 The following Software is priced on a per voice channel basis except where indicated with an asterisk. The Total Software Additions Price set out below is included in the Subtotal for Software in Section 1.1 of this Annex 1.




                                                                  VOICE         UNIT
ITEM           DESCRIPTION                       PEC             CHANNELS       PRICE         TOTAL
----           -----------                       ---             --------       -----         -----
MTX 01 FEATURES:
 1   Dual Mode Message Waiting Notification    NTXX55AA             200          $31         $6,200
 2   Audio Message Waiting Notification        NTXX57AA             200          $31         $6,200
 3   Translations per Sector                   NTXX58AA             200          $12         $2,400
 4   Multiple TLDN pool                        NTXX59AA             200          $12         $2,400
 5   Handoff by station class mark             NTXX64AA             200          $18         $3,600
 6   Single switch multi-LATA                  NTXX67AA             200          $12         $2,400
 7   Multiple tumbling ESNs                    NTXX69AA             200           $6         $1,200
 8   Single carrier duplex ICRM                NTXX75AA             200          $18         $3,600
 9   Optimal power handoff                     NTXX77AA             200           $6         $1,200
 10  Cancel Call Waiting                       NTXX78AA             200          $12         $2,400
 11  Roaming do not disturb                    NTXX92AA             200          $12         $2,400
                                                            MTX 01 Software Subtotal        $34,000



                                         1-5

                                                        VOICE      UNIT
ITEM           DESCRIPTION                  PEC        CHANNELS    PRICE              TOTAL
----           -----------                  ---        --------    -----              -----
MTX  02 FEATURES:
 1   Zone Paging                         NTXXO5AA         200           $18            $3,600
 2   Microcell Software Support*         NTXX05AA           1       N/C              N/C
 3   Mobile Status Link                  NTXXO8AA         200           $92           $18,400
 4   ICRM Drop and Insert                NTXX10AA         200           $18            $3,600
 5   Drop Call Reduction*                NTXX62AA           1        $3,400            $3,400
 6   CLID Presentation                   NTXX58AA         200           $92           $18,400
 7   CLID Restriction                    NTXX93AA           1      Included          Included
 8   ISUP Base                           NTXX01AA           1      Included          Included
 9   MTIX TR-317                         NTXXO9AA           1      Included          Included
 10  CDPD-MDIS Base*                     NTXX14AA           0       $77,000                $0
 11  CDPD-MDBS priced per CDPD radio     NTXX14AAR          0        $1,540                $0
                                                    MTX 02 Software Subtotal          $47,400

1.3.3 With respect to the purchase of Software features by Buyer other than the purchase of such features as part of the Initial Purchase, Seller's unit price for an individual Software feature priced on a per voice channel basis (as set out in 1.3.2 above) shall remain fixed until Buyer has purchased such feature for two thousand (2,000) voice channels. Seller shall not charge Buyer for any number of voice channels in excess of a total of two thousand (2,000) for any one feature.

1.4       RF ENGINEERING SERVICES

          Buyer shall purchase from Seller as part of the Initial Purchase the RF Engineering Services listed below. Buyer shall purchase such Services at the List Prices for twenty-eight (28) cell sites as set out below. The Comprehensive System Performance Optimization Package may not be unbundled.


                                 CELL SITE   EXTENDED    SYSTEM
SERVICE/PACKAGE                    PRICE      PRICE      PRICE      T&L    TOTAL
---------------                    -----      -----      -----      ---    -----
Frequency Plan Optimization
Service (Existing System)           $375     $10,500     $4,250            $14,750

Comprehensive System
Performance Optimization
Service Package                   $2,850     $79,950    $11,500   $5,000   $96,950
                                                                            ------

  TOTAL RF ENGINEERING SERVICES (28 CELL SITES)                           $111,700




                                         1-6

1.4.1     Comprehensive System Performance Optimization Service Package
          ("CSPSO")

          The CSPSO consists of the following Services:
          (a)  System Propagation Prediction and Plot
          (b)  System Propagation Prediction Analysis
          (c)  Comprehensive System Performance Optimization
          (d)  Dropped Call and Hand-off Performance Analysis

1.4.2 A Statement of Work defining the work requirements and responsibilities of both Seller and Buyer which are necessary for Seller to provide the Frequency Plan Optimization Service and CSPSO is included in Annex 8 of this Agreement.

2.0       ADDITIONAL EQUIPMENT

                                                                        List
                           Description                                  Price
                           -----------                                  -----
SWITCHING & SOFTWARE
             MCTM-I w/1 DTC (480 ports)                                $248,397
             DTC Packfill (480 ports)                                  $210,320
             MCTM-I w/1 ICP (240 ports)                                $310,000
             ICP Packfill                                              $257,625

CELL SITE RF
             16 Channel OMNI cell site (CC1O16NU)                      $115,534
             Integrated Cellular Remote Module (ICRM)                  INCLUDED
             Auto Tune Combiners                                       INCLUDED

             24 Channel OMNI cell site (CC1024NU)                      $152,544
             Integrated Cellular Remote Module (ICRM)                  INCLUDED
             Auto Tune Combiners                                       INCLUDED

             32 Channel OMNI cell site (CC1032NU)                      $172,146
             Integrated Cellular Remote Module (ICRM)                  INCLUDED
             Auto Tune Combiners                                       INCLUDED

             8 CH NT800DR RF Expansion OMNI w/ ATC*                     $29,631

             16 CH NT800DR RF Expansion OMNI w/ ATC*                    $49,233

RADIOS
             Dual Mode Radio Unit (DRU) VOICE CHANNELS                  $10,500

* The required cables and miscellaneous materials are not included. Upon Buyer's request, Seller will provide a Price quote for such cables and miscellaneous materials based on Seller's List Price as of the date of this Agreement.

                                         1-7

3.0       ADDITIONAL SOFTWARE LICENSE FEE

          Software Release License Fee for MTX
          releases subsequent to release contained in the Initial Purchase----------------------- $25,000 (per release)

          Software License Fees shall be charged for each Switch and do not include any additional Hardware that may be required. Such Fees shall not include charges for optional Software or Software operating outside the DMS-MTX core. The above quoted Software License Fee for MTX releases subsequent to the release contained in the Initial Purchase shall not be subject to discounts or credits of any kind. Prices for optional Software features or Software operating outside the DMS-MTX core shall be at Seller's then-current List Prices less the applicable discount set out in Section 5 of this Annex 1 with the exception described in Subsection 1.3.3 above for Software features priced on a per voice channel basis.

4.0       TRAINING

          Buyer shall purchase the Seller recommended training courses listed below which have designated quantities greater than "0." Buyer shall purchase such courses in the quantities and at the unit and extended Prices set out below. If applicable, Buyer shall refer to Seller's course catalog for prerequisite courses to determine the order in which courses must be taken. Seller recommends that Buyer's personnel be trained prior to Installation of Initial Purchase. Prices for courses not purchased by Buyer are subject to change. Prices for training are exclusive of travel, lodging, food, and incidental expenses, which shall be for Buyer's account. Course content is subject to change at Seller's discretion.

                                                                                   UNIT     EXTENDED
 ITEM              DESCRIPTION                                QTY                 PRICE       PRICE     TOTAL
 ----              -----------                                ---                 -----       -----     -----
        CLASSROOM COURSES:
 1      Introduction to MTX MAP #925                           0                     $855         $0
 2      DMS-MTX Maintenance #944                               3                   $4,275    $12,625
 3      Cell Site Operations & Maintenance #963                3                   $1,425     $4,275
 4      Cell Translations & Appl. #980                         3                   $1,425     $4,275
 5      Cell Site Data Base #982                               3                   $1,425     $4,275
 6      DMS-MTX Networking (IS-41 Rev. B) #984                 3                   $1,425     $4,275
 7      Cellular Intermediate RF Engineering #1000             0                     $856         $0
 8      MTX-01 Cellular Hand-off #1001                         0                     $570         $0
 9      System Performance Audits #1002                        0                     $570         $0
 10     System Performance Optimizations #1003                 0                     $855         $0

        ON-SITE TRAINING:
 11     Introduction to MTX MAP #925                           6                     $855     $5,130
 12     Cellular Intermediate RF Engineering #1000                                 $9,000     $9,000
 13     MIX-01 Cellular Hand-off #1001                                             $6,000     $6,000
 14     System Performance & Opt. Audits #1002                                     $6,000     $6,000
        On site training requires a minimum of 6 people; the maximum is 20.
                                                                                               TOTAL    $56,055



                                         1-8

5.0       DISCOUNTS AND CREDITS

5.1 All discounts are included in the Prices set forth in Section 1.0 for Initial Purchase and such Prices are not subject to any additional discounts.

5.2 All Equipment other than the Equipment in the Initial Purchase shall be discounted at thirty percent (30%) off Seller's List Prices for such Equipment, except Dual Mode Radio units shall be discounted at forty percent (40%) off such List Prices.

5.2.1 Subject to Subsection 5.2.2 below, Seller shall grant purchase credits to Buyer in the categories of Additional Equipment listed below resulting from Buyer's purchase of such Additional Equipment ("AE Credits"). Such AE Credits shall be for an amount equal to the actual dollar amounts resulting from the application of the formula set out for each category of Additional Equipment.

           CATEGORY OF ADDITIONAL EQUIPMENT                   ADDITIONAL
           --------------------------------                EQUIPMENT CREDIT
                                                           ----------------
           Switch Equipment                            4% of the Net Price of
                                                       Switch Equipment = AE
                                                       Credit dollar amount

           Software                                    4% of the Net Price of
                                                       Software = AE Credit
                                                       dollar amount

           Cell Site                                   15% of the Net Price of
                                                       Cell Site Equipment =
                                                       AE Credit dollar amount

           Radio Units                                 5% of the Net Price of
                                                       Radio Units = AE Credit
                                                       dollar amount

5.2.2 The credits described in Subsection 5.2.1 above may be earned only if Buyer issues Purchase Orders to Seller for Additional Equipment on or before September 1, 1997 in an aggregate amount of not less than $1.7M (Net Price) AND if Buyer takes delivery of all such Additional Equipment on or before December 31, 1997. Any such credits shall be valid only until the expiration of the Term or any mutually agreed extension thereof.

5.3 Services and OEM Equipment are not subject to discounts, except for the Initial Purchase Services Credit set out in Section 1.2 of this Annex 1.


                                     1-9

                                      ANNEX 2

                     STATEMENT OF WORK/SAMPLE PROJECT SCHEDULE



1.0 This Statement of Work defines the work requirements and responsibilities of both Seller and the Buyer which are necessary to engineer, furnish, deliver, install and test the Equipment furnished hereunder at the Installation Site(s) in accordance with the Project Schedule contained herein. Seller's obligation to perform the Services described hereunder assumes receipt and acceptance of a valid Purchase Order for such Services and associated Equipment.

2.0       SELLER'S RESPONSIBILITIES

          Seller, or its designated subcontractor, shall perform the following:

2.1 Engineer, furnish, deliver, install and test all Equipment in accordance with the applicable Specifications and in accordance with this Annex 2. Any changes to the Statement of Work will cause adjustments to this Annex and may affect the Equipment pricing.

2.2 In conjunction with a Switch Installation, furnish a Customer Input ("CI") Questionnaire and Data Base Engineering Questionnaire to Buyer on or before the date as specified in the Project Schedule.

2.3 In conjunction with a Switch Installation, perform a site visit on or before the date as specified in the Project Schedule to Buyer's facilities to review the information requested on the Questionnaires, survey the Installation Sites(s) and generate floor plans to be used to engineer and install the Equipment. Any services outside this Statement of Work requested by Buyer as a result of the CI meeting shall be quoted by Seller, upon request by Buyer, and if accepted by Buyer, will be documented in a Change Order pursuant to Section 17 of the Agreement.

2.4 During a Switch Installation, provide draft floor plans for the Switch Installation Site to the Buyer on or before the date as specified in the Project Schedule. Floor plan layouts will be finalized at the CI meeting.

2.5 Ship the Equipment for which Seller has accepted a Purchase Order to the Installation Site location(s) specified below on or before the date as specified in the Purchase Order and/or Project Schedule ("D"
          Date). Delivery will be delayed if the Installation Site(s) are not made ready by the "D" Date.


                                         2-1

2.5.1     SWITCH LOCATION

          Name:______________________________________
          Street Address:____________________________
          City:______________________________________
          State/Country/Zip Code:____________________

2.5.2     CELL SITE(S)
          Name:______________________________________
          Street Address:____________________________
          City:______________________________________
          State/Country/Zip Code:____________________

2.6 Begin the Installation on or before the date as specified in the Project Schedule ("H" Date), of the Equipment specified in Buyer's Purchase Order according to the applicable sections of the Northern Telecom Installation Manual and the engineering specifications and drawings generated for the Equipment. The Installation work will be done in a professional workmanlike manner.

2.7 Provide all tools, Installation and test equipment necessary for performance of Seller's obligations listed in this Annex. Any use of tools and/or test equipment by the Buyer must be approved by Seller and may subject Buyer to additional charges.

2.8       Comply with the Buyer's security regulations for the Installation
          Site(s).

2.9 Furnish the System Documentation as described in Annex 7 on or before the date as specified in the Project Schedule.

2.10 Engineer, furnish, install and test the following materials required to connect from Seller provided Equipment to the demarcation points defined below:

2.10.1    RF Demarcation

          The RF demarcation point is defined as the RF output connector port(s) on the combiner(s) and the antenna input port(s) on the receive multicoupler(s) in the cell site equipment frames. Seller will provide all Equipment including voice frequency ("VF") and radio frequency ("RF") cables, wire, and associated materials for both Inter- and Intra-frame connections. (RF jumpers (including connectors] to the Buyer's antenna system main transmission line shall be provided by the Buyer in accordance with Section 3.6 herein.)


                                         2-2

2.10.2    Telco Facilities Demarcation

          The Telco Facility demarcation point is defined as the Main Distribution Frame (MDF) and shall be provided by the Buyer. Terminal blocks required for Equipment, VF, data, and alarm cables will be provided and installed by Seller on the Buyer's MDF. Fifty feet of each type cable (standard length) shall be provided by Seller per Installation Site to connect the Equipment to the MDF. Seller will cross connect the jumpers as directed by the Buyer. Appropriate Information must be supplied by the Buyer in such cases. Additional cable and associated materials, if required, will be provided at Buyer's expense. Seller shall terminate MTX DS-1 cables to the Buyer-provided DSX-1 panel. Buyer shall be responsible for bringing all other DS-1 facilities to the DSX-1.

2.10.3    DC Power System Demarcation

          The DC power system demarcation point is defined as the DC power board fuse(s) and/or breaker(s). Wire for each power and return lead shall be provided by Seller for each Installation Site (a maximum of 50 ft. per frame) to connect to the Equipment. Additional wire and associated materials, if required, will be provided at Buyer's expense. DC fuses and/or breakers and any other part of the power board or DC power system (including inverters) are not provided by Seller. The required fuse and/or breaker quantities and sizes are available upon request.

2.10.4    Alarm System Demarcation

          The Alarm System demarcation point is defined as the Seller furnished alarm terminal block. Fifty feet of alarm cable shall be provided by Seller per Installation Site to connect Equipment alarms to the terminal block. Fifty feet of cable shall also be provided to connect Seller's alarm display and control panel at the MTX. Additional cable and associated materials, if required, will be provided at Buyer's expense. Any alarm points that the Buyer may want to take to an external alarm system will be done at the Buyer's expense.

2.11 Fifty feet of wire for each ground lead extending from Equipment to the Main Ground Bar (MGB) shall be provided by Seller per Installation Site.

2.12 During a Switch Installation, furnish, install and test one VDU, one printer, one Norstar KSU equipped with two telephone sets and fifty feet of associated cable with terminal blocks. Any additional items will be provided and installed at Buyer's expense.

2.13 Complete the Installation and Testing on or before the date as specified in the Project Schedule ("K" Date).


                                         2-3

2.14 Provide training to the Buyer as described in Annex 1 and in accordance with Buyer's Purchase Order(s) as soon as course schedules and Buyer's schedule allows.

2.15      Provide ongoing Technical Assistance Service (TAS) as described in
          Annex 5.

NOTE: THE MATERIALS AND SERVICES DETAILED ABOVE REPRESENT SELLER'S TOTAL RESPONSIBILITY FOR INSTALLATION ACTIVITIES. ANY ADDITIONAL MATERIALS AND LABOR BEYOND THOSE DESCRIBED HEREIN SHALL BE QUOTED AND FURNISHED BY SELLER, AT BUYER'S REQUEST, IN ACCORDANCE WITH ARTICLE 17 OF THE SUPPLY AGREEMENT.

3.0       BUYER'S RESPONSIBILITIES

          Buyer or its designated subcontractor, shall perform the following:

3.1 Provide overall program management and engineering functions related to the Buyer's responsibilities listed in this Agreement. This includes, but is not limited to, management of schedules for other equipment suppliers, telco circuit orders and engineering relating to Installation Site locating, frequency planning coordination and RF propagation studies and coverage verification.

3.2 Provide all real estate property, environmental approvals, leases, rents, and all permits and licenses, including but not limited to, Certificates of Occupancy, FCC construction permits, zoning and FAA permits.

3.3 Gather the information necessary to complete the Customer Information and Data Base Questionnaires on or before the date as specified in the Project Schedule.

3.4 Review, approve and return Seller's draft floor plan for each Installation Site on or before the date as specified in the Project Schedule.

3.5 Provide all required civil engineering and construction work including, but not limited to, site preparation such as grading, tree removal, roads, tower and building foundations, and fencing.

3.6 Provide and install towers, coax bridges, antennas, transmission line and associated materials. This includes RF jumpers (with connectors) between the main transmission line and the RF equipment bays. Antenna system return loss measurements and other antenna system tests are the Buyer's responsibility.

3.7 Provide adequate building facilities, utilities, space and environmental conditions for Seller's Installation personnel and Equipment as well as any other Buyer equipment on or before the date as specified in the


                                         2-4

          Project Schedule ("J" Date). The minimum building requirements are given below. The Equipment environmental and space requirements are given in Section 4.0 of this Annex.

3.7.1 Building facilities shall be provided with air-conditioning, heating, ventilation, lighting and have adequate working space that is free of debris and other clutter which might hinder the Installation. The building must be dry and free from dust and in such condition as not to be hazardous to Seller personnel or the Equipment and materials to be installed. Seller shall gather and separate debris from usable material, mark accordingly, and place in an area identified by Buyer for Buyer's pick-up and disposition.

3.7.2 Provide any building renovations, computer floors and wall penetrations. Provide openings (including elevator space where required) to allow the Equipment to be placed into position.

3.7.3 Provide and install adequate fire fighting apparatus at each Installation Site. Activation of a water fire extinguishing system may void the warranty on the Equipment.

3.7.4 Provide and install all required commercial AC power and associated fixtures including, but not limited to, AC panels, AC circuit breakers, AC fuses, building wiring, convenience outlets, lighting and AC grounds. All electrical facilities shall conform to the latest issue of the National Electrical Code (NEC) and any local codes to insure a safe work area.

3.7.5 Provide adequate security for the Equipment, installation materials and tools at each Installation Site and/or storage facility (if required).

3.7.6 Provide three telephone lines (two for modems and one telephone set), and service (dial tone from a local exchange) at each switch Installation Site and one telephone set at each cell site on or before the "H" Date.

3.8 Engineer, furnish, deliver, install and test the following on or before the "S" Date as specified in the Project Schedule in a professional and workmanlike manner:

3.8.1     All overhead cable trays at each Installation Site.

3.8.2 An MDF for each Installation Site. The MDF can be a free standing rack or a plywood panel board (4' x 8' x 5/8" typical) for wall mounting.

3.8.3 A single point grounding system, including an MGB and all subsequent connections to the ground field shall be provided for the Equipment at each Installation Site. The ground fields shall measure 5 ohms or less.

3.8.4 A negative 48 VDC power system and a 500VA DC to AC inverter for each DMS-MTX switch and a +24VDC power system for each cell site


                                         2-5
          including all required fuses and/or circuit breakers for all Equipment and any Buyer provided equipment. This includes any alarm cables, terminal blocks and AC power wiring.

3.8.5 Dedicated DS-1 facilities to connect each DMS-MTX switch to the PSTN and to each cell site. If direct digital DS-1 facilities are not available, the Buyer may incur additional costs to interface the Equipment. DS-1 facilities are to be provided (from the DSX-1 panel provided by Buyer) to the Telco Facility demarcation point as defined in paragraph 2.10.2 of this Annex at each Installation Site.

3.8.6 All channel banks and DSX-1 cross connect panels including: any associated relay racks; fuse and alarm panels; power wiring; HF cables; jumpers; alarm cables; VF jack fields; patch cords and terminal blocks. Channel bank make and model numbers must be approved by Seller prior to their use. Channel banks must be equipped with two 4-wire 56 kb/s dedicated data circuits and one dedicated 4-wire audio circuit per cell site voice channel to each cell site. Any other associated equipment such as ring generators and other channel units are to be provided by the Buyer.

3.8.7 All alarm sensors and wiring, other than those which are included in Equipment, and connect to Buyer provided alarm terminal blocks. This includes, but is not limited to, open door, high/low temperature, tower lights and smoke detector alarm sensors.

3.9 Provide Seller designated personnel free access to each Installation Site as required to perform Seller's obligations under this Agreement. Access is to be provided as follows:

3.9.1 Adequate roads and parking to each site for delivery vans and two-wheel drive vehicles.

3.9.2     All required security passes and clearances.

3.9.3 24 hours/day, 7 days a week access to the Equipment. Seller shall provide Buyer twenty-four hours' advance notice of the need for access. Telephonic notification is permissible.

3.10 Provide or bear the cost for any special equipment required to deliver Equipment to the Installation Site(s) such as 4-wheel drive vehicles, bulldozers, cranes, helicopters, etc.

3.11 Provide and install all materials required to adequately support and brace the Equipment in accordance with the seismic risk zone of each Installation Site.

3.12 Buyer shall provide free telephone service (air time and long distance) to Seller personnel during the Installation, testing, and service period of the project. The purpose of such service will be to support the Equipment Installation for testing purposes, business communications, and safety needs of Seller personnel. The free service shall include, but not be


                                         2-6
          limited to, activation charges, air time, long distance, and roamer charges. All traffic generated by Seller personnel will be limited to business and Equipment testing purposes only. Any personal calls will be the responsibility of Seller.

3.13 The Buyer and/or its representatives are encouraged to be present for preliminary testing and Turnover. Sign-off sheets in Annex 4 shall serve to provide a test record and establish the warranty start date.

4.0       DMS-MTW/Northern Telecom Cell Site Environmental Requirements (For
          MTXD)

4.1 The Equipment is designed to operate in the controlled environment described below. Operation outside the normal conditions will void the warranty. The more stringent conditions will govern for co-located switch and cell site configurations.

4.2       Ambient Temperature

4.2.1     System                       Normal           Extreme

          DMS-MTX/NT Cell Site     50 to 86 deg. F   41 to 120 deg. F

          Conditions above or below the normal tolerance for more than 72 consecutive hours and 15 days maximum per year are considered extreme.

          The rate of change shall not exceed 15 degrees F per hour.

          Ambient Temperature is measured at a point 5 feet above floor level and either mid-aisle or 15" in front of the equipment, whichever is less.

4.2.2     Storage Ambient Temperature: -40 to 160 deg. F.

4.3       Relative Humidity (non-condensing)

4.3.1     System              Normal        Extreme
          DMS-MTX           20% to 55%     20% to 80%

          NT Cell Site      20% to 55%      5% to 65%

          The DMS-MTX switch is allowed 80% relative humidity at an ambient temperature that cannot exceed 70 degrees F. At an ambient temperature of 120 degrees F, the maximum allowable relative humidity is 30%.

          Relative humidity is measured at a point 5 feet above floor level and either mid-aisle or 15" in front of the equipment, whichever is less.

4.3.2 Storage Humidity: 10% to 90%; maximum water vapor pressure not to exceed 25 mmHg.


                                         2-7

4.4       Air Cleanliness

          The Equipment functions indefinitely in an ambient air having a cleanliness standard no higher than class 100,000. Classes are defined as the number of particles of 0.5 microns and larger, per cubic foot.

4.5       Space Requirements

          The minimum distance between the ceiling and the finished floor is 9'-0" at all Installation Sites. Each DMS-MTXD cabinet is 28.4" x 28" x 72" (WxDxH). All SuperNode cabinets are 42" x 24" x 72" (WxDxH). The minimum front and rear aisle space is 36". Each cell site frame is 23" x 18" x 84" (WxDxH). However, the footprint space required is 23" x 26" x 84", which space is in addition to the minimum aisle space required: 36" in front; 24" in rear; 6" at the side.

4.6       Floor and Heat Dissipation Requirements

4.6.1 The Buyer's building facilities shall accommodate the following Equipment parameters. (The number and type of cabinets and frames depend upon the configuration requirements):

                                                    Heat
4.6.2     DMS-MTX Cabinets     Weight (lbs)    Dissipation (BTU/Hr)
          MCAM                      643             2305
          MCEX                      650             2000
          MCOR                      725             4380
          MNET                      675             4380
          MCTM-I                    710             3546
          LPP                      1100            13831
          ENET                     1120             3740
          MSCC                     1600            13652
          MDSP                      663             1068

4.6.3     NT Cell Site Frames
          Common Equipment          400             2600
          8 Channel RF frame        600             5500
          16 Channel RF frame       800            11000

5.0       (SAMPLE) Project Schedule (In Weekly Intervals)

          The sample project schedule listed below shall serve as an informational guideline for the time periods involved in a typical System installation. The project intervals assume one DMS-MTX and up to 5 NT cell sites maximum. Add one week for each additional cell site. Buyer and Seller shall agree upon specific Project Schedules and/or delivery dates on a case-by-case basis prior to Seller's acceptance of a Purchase Order.


                                         2-8

                                                            Responsible
 Week              Milestone Event                          Party
 ----              ---------------                          -----------
  1      Purchase Order Documents completed                 Seller/Buyer
         and accepted by Seller

  2      Send Customer Input/Data Base                      Seller
         Questionnaire to Buyer

  4      Customer Information Meeting with                  Seller/Buyer
         Buyer (site survey may be performed)

  6      Issue Draft Floor Plans to Buyer                   Seller

  7      Approved Floor Plans returned to Seller            Buyer

 11      Installation Site Ready ("J" Date)                 Buyer

 12      Ship MTX ("D" Date)                                Seller

 13      Ship System Documentation                          Seller

 13      Overhead Cable Tray/MDF Available ("S" Date)       Buyer

 13      DC Power/Ground System Available ("S" Date)        Buyer

 13      DS-1 Facilities/Channel Banks/DSX-1                Buyer
         Cross connect Panels/Buyer's External
         Alarm Points Available ("S" Date)

 14      Start Installation ("H" Date)                      Seller

 15      Frequency Plans provided                           Buyer

 19      Installation Complete ("K" Date) (See Note)        Seller

 20      Pre-In-service check                               Seller

 21      System In-service ("IS" or "Turnover" Date)        Seller/Buyer


NOTE: Seller's Price assumes continuous performance of on-site Installation and Commissioning Services without delay or interruption of Services. In the event of delays or disruption of Services, Buyer and Seller shall agree upon a revised Project Schedule, provided, however, that in the case of a schedule revision, there may not necessarily be a day-for-day adjustment to the schedule.


                                         2-9

                                      ANNEX 3*

                            DMS-MTX ACCEPTANCE CRITERIA

SITE:     ____________________          DATE STARTED:  ____________________

PROJECT:  ____________________          COEO:          ____________________

LOCATION: ____________________          DATE COMPLETED:____________________

          ____________________          SELLER REP:    ____________________

                                        BUYER REP:     ____________________


                                                            SELLER      BUYER
 SECTION  NAME                                              INITIALS    INITIALS
 1225     EQUIPMENT GROUNDING VERIFICATION                  ________   ________
 5160     POWER UP DMS SUPERNODE                            ________   ________
 5172     POWER VERIFICATION                                ________   ________
 5454     SLM COMMISSIONING                                 ________   ________
 5045     AUTOLOAD ROUTE VERIFICATION                       ________   ________
 5620     OFFICE IMAGE CAPTURE-SUPERNODE                    ________   ________
 5453     DMS-CORE COMMISSIONING                            ________   ________
 5615     DMS-BUS COMMISSIONING                             ________   ________
 5211     SYSTEM LOADING ENET                               ________   ________
 5198     ENET COMMISSIONING                                ________   ________
 5184     SPARE CIRCUIT PACK TEST DMS-SUPERNODE             ________   ________
 0310     CORE MAINTENANCE (PROC. 4,5,6,7 SECT. 4.7,4.8)    ________   ________
 0345     PERIPHERAL MODULE DIAGNOSTICS                     ________   ________
 5350     TRUNK DIAGNOSTICS                                 ________   ________
 0831     INSTALLATION AND TEST OF DDU                      ________   ________
 0177     MAGNETIC TAPE DRIVE TESTS                         ________   ________
 5472     CABINET ALARM TESTING                             ________   ________
 0190     CARRIER INTERFACE CARD FIELD EQUALIZATION         ________   ________
 5215     DRAM TESTING                                      ________   ________
 0461     TONES AND ANNOUNCEMENTS                           ________   ________
 0691     ICP POWER VERIFICATION AND LOADING                ________   ________
 5025     ICP DIAGNOSTICS                                   ________   ________
 5180     ADDITION AND TESTS OF STRATUM 2 CLOCK             ________   ________
 5616     ADDITION AND TEST OF STRATUM 2.5 CLOCK            ________   ________
 5623     SYNCHRONIZATION FEATURE TEST                      ________   ________
 0692     MTX TRUNK OPERATIONAL FEATURE TEST                ________   ________
 0693     AMA/CDR TEST                                      ________   ________
 0385     SPARE CIRCUIT PACK TEST                           ________   ________
 5645     LIM LGADING AND DIAGNOSTICS                       ________   ________

* All of the Test Criteria set forth in this Annex 3 may not be applicable to the Equipment being ordered by Buyer under a Purchase Order. If a referenced Section is not applicable, "NA" will be written in and Seller and Buyer will initial off appropriately.

     In certain instances it may be necessary for Seller to perform additional Testing, depending on the Equipment being ordered under Buyer's Purchase Order. When this occurs, the Section from Seller's installation manual that the Equipment is to be Tested against will be written in, and following successful completion of the Test, Seller and Buyer will initial off appropriately.

                                         3-1

                                       ANNEX 3*

                             DMS-MTX ACCEPTANCE CRITERIA
                                     (CONTINUED)
                                                            SELLER    BUYER
SECTION            NAME                                     INITIALS  INITIALS

 0446     OPERATIONAL MEASUREMENT TEST                      ________  ________
 0690     CSC DATA LINK TEST                                ________  ________
 ****     0.R.R. (OFFICE RELEASE RECORD)                    ________  ________

SELLER: __________________________           DATE:_____________________________

BUYER:____________________________           DATE:_____________________________


                                         3-2

                     ICP BASED CELL (ANALOG) ACCEPTANCE CRITERIA

SITE:     ____________________          DATE STARTED:  ____________________

PROJECT:  ____________________          COEO:          ____________________

LOCATION: ____________________          DATE COMPLETED:____________________

          ____________________          SELLER REP:    ____________________

                                        BUYER REP:     ____________________


                                                            SELLER      BUYER
SECTION              NAME                                   INITIALS    INITIALS
 1290    PROCEDURE TO INSTALL NT800 BASE                    ________   ________
 1225    GROUND VERIFICATION                                ________   ________
 1279    PROCEDURE TO VERIFY POWER                          ________   ________
 1271    POWER AND GROUND VERIFICATION                      ________   ________
 1269    TESTING THE MASTER OSCILLATOR                      ________   ________
 1299    TRANSCEIVER DEBUG OPERATION                        ________   ________
 1298    CELL SITE TRANSCEIVER TRANSMIT TEST                ________   ________
 1297    CELL SITE TRANSCEIVER RECEIVE TEST                 ________   ________
 1296    TRANSCEIVER AUDIO ALIGNMENT                        ________   ________
 1272    POWER AMPLIFIER MODULE TESTING                     ________   ________
 1295    COMBINER TUNING AND TESTING                        ________   ________
 1273    TESTING THE RCMI IN AN NT800 CELL SITE             ________   ________
 1294    TESTING CELL SITE ALARMS                           ________   ________
 5224    ANTENNA AND TRANSMISSION LINE TEST                 ________   ________
 ****    O.R.R. (OFFICE RELEASE RECORD)                     ________   ________
 1106    CELL SITE EXTENDED SPECTRUM FRAME TEST             ________   ________
         MOBILE ORIGINATION AND TERMINATION TEST            ________   ________
         (MOBILE TO MOBILE, MOBILE TO LAND,
         LAND TO MOBILE, ALL RADIOS)
 1291    CONNECT CUSTOMER FACILITIES TO CELL                ________   ________
 5026    MTX-CELL SITE INTEGRATION TEST                     ________   ________
 1108    LOADING AND COMMISSIONING THE ICRM                 ________   ________
 1107    ICRM INSTALLATION INTO THE CE1 FRAME               ________   ________


SELLER: __________________________           DATE:_____________________________

BUYER:____________________________           DATE:_____________________________


                                         3-3

                    ICP BASED CELL (DIGITAL) ACCEPTANCE CRITERIA


                                                            SELLER      BUYER
SECTION              NAME                                   INITIALS    INITIALS
 1290     PROCEDURE TO INSTALL NT800 BASE                   ________   ________
 1225     GROUND VERIFICATION                               ________   ________
 1279     PROCEDURE TO VERIFY POWER                         ________   ________
 1271     POWER AND GROUND VERIFICATION                     ________   ________
 1269     TESTING THE MASTER OSCILLATOR                     ________   ________
 1299     TRANSCEIVER DEBUG OPERATION                       ________   ________
 5296     CELL SlTE DRU COMMISSIONING TESTS WITH            ________   ________
             IFR 1600
 1272     POWER AMPLIFIER MODULE TESTlNG                    ________   ________
 1295     COMBINER TUNING AND TESTING                       ________   ________
 1108     LOADING AND COMMISSIONING THE ICRM                ________   ________
 1294     TESTING CELL SITE ALARMS                          ________   ________
 5224     ANTENNA AND TRANSMISSION LINE TEST                ________   ________
 ****     0.R.R. (OFFICE RELEASE RECORD)                    ________   ________
 1106     CELL SITE EXTENDED SPECTRUM FRAME TEST            ________   ________
          MOBILE ORIGINATION AND TERMINATION TEST           ________   ________
             (MOBILE TO MOBILE, MOBILE TO LAND, LAND
             TO MOBILE, ALL RADIOS)
 1291     CONNECT CUSTOMER FACILITIES TO CELL               ________   ________
 2176     DIGITAL CELLULAR OVERLAY                          ________   ________
 1547     DRUM INSTALLATION INTO THE CE1 FRAME              ________   ________


SELLER: __________________________           DATE:_____________________________

BUYER:____________________________           DATE:_____________________________


                                         3-4

                    ICP BASED CELL (ANALOG/DIGITAL COMBINATION)
                                 ACCEPTANCE CRITERIA

                                                            SELLER      BUYER
SECTION             NAME                                    INITIALS    INITIALS
 1290     PROCEDURE TO INSTALL NT800 BASE                   ________   ________
 1225     GROUND VERIFICATION                               ________   ________
 1279     PROCEDURE TO VERIFY POWER                         ________   ________
 1271     POWER AND GROUND VERIFICATION                     ________   ________
 1269     TESTING THE MASTER OSCILLATOR                     ________   ________
 1299     TRANSCEIVER DEBUG OPERATION                       ________   ________
 5298     CELL SITE DRU COMMISSIONING TESTS WITH            ________   ________
             IFR 1600
 1272     POWER AMPLIFIER MODULE TESTING                    ________   ________
 1295     COMBINER TUNING AND TESTING                       ________   ________
 5295     LOADING AND COMMISSIONING THE ICRM                ________   ________
 1294     TESTING CELL SITE ALARMS                          ________   ________
 5224     ANTENNA AND TRANSMISSION LINE TEST                ________   ________
 ****     O.R.R. (OFFICE RELEASE RECORD)                    ________   ________
 1106     CELL SITE EXTENDED SPECTRUM FRAME TEST            ________   ________
             MOBILE ORIGINATION AND TERMINATION TEST
             (MOBILE TO MOBILE, MOBILE TO LAND, LAND
             TO MOBILE, ALL RADIOS)
 1291     CONNECT CUSTOMER FACILITIES TO CELL               ________   ________
 2176     DIGITAL CELLULAR OVERLAY                          ________   ________
 1547     DRUM INSTALLATION INTO THE CE1 FRAME              ________   ________
 1297     CELL SITE TRANSCEIVER RECEIVE TEST                ________   ________
 1298     CELL SITE TRANSCEIVER TRANSMIT TEST               ________   ________
 1296     TRANSCEIVER AUDIO ALIGNMENT                       ________   ________
 1273     TESTING THE RCMI IN AN NT800 CELL SITE            ________   ________
 5026     MTX-CELL SITE INTEGRATION TEST                    ________   ________


SELLER: __________________________           DATE:_____________________________

BUYER:____________________________           DATE:_____________________________


                                         3-5

                                             Reference: Supply Agreement
                                             dated __________________ between
                                             Northern Telecom Inc. and
                                             Dobson Communications Corporation

                                      ANNEX 4

                                  TURNOVER NOTICE

TO:  Northern Telecom Inc.
     2435 N. Central Expressway
     Richardson, Texas 75080

     Attention:  Manager, Contract Administration

The undersigned hereby acknowledges that the Equipment located at __________ has been installed and tested by Northern Telecom Inc., is available to be placed in service and Commissioning has been completed as set forth in the referenced Agreement.

The undersigned Buyer further acknowledges the commencement of the Warranty Period as defined in the referenced Agreement as of the date written below.

Date:     _______________________

Buyer:    _______________________

By:       _______________________

Title:    _______________________


                                        4-1

                                             Reference: Supply Agreement
                                             dated ________________ between
                                             Northern Telecom Inc. and
                                             Dobson Communications Corporation

                                 ACCEPTANCE NOTICE

TO:  Northern Telecom Inc.
     2435 N. Central Expressway
     Richardson, Texas 75080

     Attention:  Manager, Contract Administration

Pursuant to the terms and conditions of the referenced Agreement, I, the undersigned Buyer, hereby acknowledge that Northern Telecom Inc. has completed all requirements for Acceptance of the Equipment located at ___________________, as set forth in the Agreement and all Annexes, and hereby certify to the final Acceptance of such Equipment.

Date:     _____________________

Buyer:    _____________________

By:       _____________________

Title:    _____________________

                                        4-2

                                      ANNEX 5

                              SELLER WARRANTY SERVICES

1.0       TAS WARRANTY SERVICES

1.1 If Buyer experiences operational difficulties, Buyer may contact Seller's Technical Assistance Service (TAS) Department. Special remote terminals in the TAS center are used to communicate with Buyer's System to diagnose fault conditions and recommend corrective action.

1.2 This function provides three (3) basic classifications of assistance to a customer:

1.2.1     Emergency Technical Assistance Service

          This service is available to customers who require immediate assistance with operational problems (i.e., loss of call processing, loss of billing). This service is available 24 hours/day, seven days/week. Through verbal reports and remote diagnoses of the System, TAS technicians recommend actions to restore the System to stable operation as quickly as possible.

1.2.2     Routine Technical Assistance Service

          This service is available to customers who require problem isolation/resolution in a Non-Emergency situation. This service is available during normal business hours (8-5 CST, M-F) and is primarily used for analysis of routine technical problems using verbal reports from site personnel and System-generated information.

1.2.3     Technical Information Service

          This service is available during normal working hours to answer the variety of questions about specific System functionality, procedures, operational issues, new features, and other telephony oriented questions.


                                         5-1

2.0       SERVICES NOT COVERED BY WARRANTY

2.1 Seller will provide technical assistance free of charge during the initial warranty period, as defined in the terms and conditions of the Supply Agreement. Some situations may arise during this no-charge warranty period that will result in a service request being considered as billable. Such situations include, but are not limited to the following:

2.1.1 Requests resulting from problems with equipment not furnished by Seller.

2.1.2 Requests where the problem solution was available via Seller documentation such as NTPs, Advisory Bulletins, and BCS release documents.

2.1.3 Requests that result from patches which alter the design intent of standard Software in order to provide customer requested changes in operations.

2.1.4     Requests for on-site assistance in lieu of remote testing.

2.1.5 Non-emergency requests outside normal business hours (8-5 CST, M-F, Seller Holidays), unless scheduled with appropriate TAS manager in advance.

2.1.6 Requests for assistance in performing System data changes or changes to "write restricted" tables.

2.1.7 Requests for assistance in identifying faulty Hardware or Software for which standard maintenance fault-locating procedures exists.

3.0       PRIORITY CLASSIFICATION

3.1 The TAS Center offers a single point of contact for customers who require assistance to resolve problems which affect the technical operation of their Northern Telecom DMS-MTX equipment.

          TAS is available 24 hours/day, 7 days/week; therefore, the Service Priority Classification System is designed to establish an

                                         5-2
          interrelationship between the problems and the appropriate level of reaction and resolution. The system is based upon a problem's direct or potential effect upon subscriber service.

          System problems are assigned one of five priority levels as defined in NORTHERN TELECOM PRACTICES: "Northern Telecom Service Priority Classification," or as such document may be revised from time to time. The following situations are deemed by Seller to comprise an emergency:

3.2       E1 Degradation and/or Outage.

3.2.1 Central Control (CC) or Computing Module (CM) inability to recover from initialization on the active Central Processing Unit (CPU).

3.2.2     System call processing degraded for a reason such as:

            -  a trunk group out of service;
            -  10% or more cellular channels out of service;
            -  CDR billing;
            -  inability to recover from initialization;

3.3       E2 Potential Degradation and/or Outage.

3.3.1     Standby Central Control (CC) out of service.

3.3.2 Any Central Message Control (CMC), Master Clock, Network Module (NM), Input/Output Controller (IOC), Peripheral Processor out of service;

3.3.3     Affecting billing, 50% loss of DDU, MTD with no backup.

4.0       CUSTOMER SERVICE REPORT (CSR) PROCEDURES

4.1       Buyer Responsibility

          It is recommended that the Buyer arrange to have all Engineering and Technical Support personnel attend specified training courses in order to properly utilize existing documentation and diagnostic resources

                                         5-3
          required to ensure proper day to day operations of its Northern Telecom equipment. Buyer is expected to understand and determine all engineering parameters and to use all locally available resources to troubleshoot and isolate system problems prior to calling Seller TAS for assistance; however, in emergency situations such as System outages, TAS should be notified immediately.

          Whatever the nature of the service call, the more completely the trouble is described, the more efficiently the problem can be analyzed and rectified.

          When a service call is placed with TAS, the following information must be provided;

            -  Indicate if the call is an emergency or not;
            -  Company name and switch site location;
            -  Main telephone number;
            -  Contact name and telephone number;
            -  Hardware type;
            -  Detailed problem description.

          After a service call is placed, Buyer site personnel must be available to take direction from TAS to perform on-site activity required to isolate and resolve the problem.

4.2       TAS Responsibility

          a.   Seller Normal Business Hours

               Routine or Emergency Service calls are taken during normal business hours (8-5 CST, M-F, except Seller holidays).

               The TAS coordinator (Receptionist) will direct the service call to the prime TAS representative assigned to the account. If the prime TAS representative is unavailable, a message may be taken or the call may be referred to a secondary TAS representative. TAS is committed to a same day reply to all messages. Emergency calls are responded to immediately by the first available TAS representative.

                                         5-4

               The TAS representative taking the service call will request the required customer information, determine if the problem description requires that a Customer Service Report (CSR) be opened (general questions which do not require investigation may not need to be formally documented by a CSR), determine the appropriate priority classification, and respond according to the response objective associated with that classification.

               The TAS representative responsible for the CSR will prioritize all assigned CSRs according to priority classification and will resolve and close the CSR with the Buyer based on classification.

          b.   Outside Normal Business Hours

               Emergency Service Only (E1, E2)

               After-hours service calls are taken by an answering service. The answering service will record the calling party name, company and telephone number and will activate the emergency pager service to page the designated TAS representative on-call. If there is no response within five minutes, the answering service will begin calling home phone numbers and pagers of TAS Managers and other TAS representatives until contact is made. The responding Seller representative will contact Buyer immediately and take appropriate action to resolve the trouble. The service call will be formally documented the next regular business day.

5.0       EMERGENCY SHIPPING SERVICE FOR REPLACEMENT HARDWARE

5.1 For requests received during Seller regular business hours 8:00 a.m. - 5:00 p.m. Monday-Friday (excluding holidays), the surcharge shall be $50 per request.

5.2 For requests received outside regular business hours (as defined above), the surcharge shall be $150 per request.

                                        5-5

                                       ANNEX 6

                                   SOFTWARE LICENSE
              NORTHERN TELECOM INC. ("NTI") TELECOMMUNICATIONS PRODUCTS

1. Subject to the terms hereinafter set forth, Northern Telecom, Inc., ("NTI") grants to Buyer a personal, non-exclusive license: (1) to use certain Licensed Software, proprietary to NTI or its suppliers, contained as an integral part of the Hardware; and (2) to Install and use each item of Licensed Software not an integral part of the Hardware; and (3) to use the associated documentation. Buyer is granted no title or ownership rights in or to the Licensed Software, in whole or in part, which rights if any, as between the parties, shall remain with NTI or its suppliers. The right to use Software or any individual feature thereof may be restricted by a measure of usage of applications based upon the number of devices, subscribers, or some similar measure. Expansion beyond a specified usage level may require payment of an additional fee.

2. NTI considers the Licensed Software to contain "trade secrets" of NTI and/or its suppliers. Such "trade secrets" include, without limitation thereto, the specific design, structure and logic of individual Licensed Software programs, their interactions with other portions of Licensed Software, both internal and external, and the programming techniques employed therein. In order to maintain the "trade secret" status of the information contained within the Licensed Software, the Licensed Software is being delivered to Buyer in object code form only.

3. NTI or its suppliers holding any intellectual property rights in the Licensed Software, and/or any third party owning any intellectual property right in software from which the Licensed Software was derived, are intended third party beneficiaries of this License. All grants of rights to use intellectual property intended to be accomplished by this License are explicitly stated and no additional grants of such rights shall be inferred or created by implication.

4. Buyer warrants to NTI that Buyer is not purchasing the rights granted by this License in anticipation of reselling those rights.

5.   Buyer shall:

5.1 Hold the Licensed Software in confidence for the benefit of NTI and/or suppliers; and

5.2 Keep a current record of the location of each copy of Licensed Software made by it; and

5.3 Use each copy of the Licensed Software only on a single CPU at a time (for this purpose, single CPU shall include systems with redundant processing units); and

5.4 Affix to each copy of Licensed Software made by it, in the same form and location, a reproduction of the copyright notices, trademarks and all other proprietary legends and/or logos of NTI and/or its suppliers, appearing on the original copy of such Licensed Software delivered to Buyer; and retain the same without alteration on all original copies; and

5.5 Destroy the Licensed Software and all copies at such time as the Buyer chooses to permanently cease using it.

6.   Buyer shall not:

6.1 Use the Licensed Software (i) for any purpose other than Buyer's own internal business purposes and (ii) other than as provided by this License; or

6.2 Allow anyone other than Buyer's employees and agents to have physical access to the Licensed Software; or

6.3 Make copies of the Licensed Software except such limited number of object code copies in machine readable form only, as may be reasonably necessary for execution or archival purposes only; or

6.4 Make any modifications, enhancements, adaptations, or translations to or of the Licensed Software, except for those resulting from those Buyer interactions with the Licensed Software associated with normal use and explained in the associated documentation; or

6.5 Attempt to reverse engineer, disassemble, reverse translate, decompile, or in any other manner decode the Licensed Software, in order to derive the source code form or for any other reason; or

6.6. Make full or partial copies of any documentation or other similar printed or machine-readable matter provided with Licensed Software unless the same has been supplied in a form by NTI intended for periodic reproduction of partial copies or except limited partial/copies of documentation for Buyer's informal use only; or

6.7 Export or re-export the Licensed Software and/or associated documentation from the fifty states of the United States and the District of Columbia.

7. Buyer may assign collectively its rights under this License to any subsequent owner of the Hardware, but not otherwise, except that no such assignment or sublicense may be made to a direct competitor of NTI who manufactures or sells wireless communications systems. No such assignment shall be valid until Buyer shall delegate all of its obligations under the Agreement to such party, and obtains from the assignee an unconditional written assumption of all of such obligations, and NTI consents, in writing, to such delegation and assumption. NTI shall not unreasonably withhold such consent. Upon completion of such delegation and assumption Buyer shall transfer physical possession of all Licensed Software (including all backup copies) to the assignee. Except as provided, neither this License or any rights acquired by Buyer through this License are assignable. Any attempted assignment of rights and/or transfer of Licensed Software not specifically allowed shall be void and conclusively presumed a material breach of this License.

8. If NTI claims a material breach of this License and files an action in a court of competent jurisdiction seeking relief, and a judge issues a court order, or a judgment rendered, that there is a material breach of this License, then Buyer shall be required to return the Software to NTI or its distributor. If Buyer fails to return such Software within five (5) working days after the issuance of the court order or judgment, or in the case of disclosure of the Software to anyone other than Buyer's employees or agents the initial issuance of a court order or judgment, then NTI shall have the right, without further notice, to temporarily terminate Buyer's right to continue to possess and use the Software. If NTI elects to exercise that right, NTI may enter upon the premises of Buyer during regular business hours and take possession of, remove, and retain the Software until such time as the court may order otherwise. For purposes of obtaining injunctive relief hereunder Buyer shall be deemed to have agreed that remedies available at law are not adequate to protect the interests of NTI and/or its suppliers, and to have consented to the equity jurisdiction of the court.

9. IN NO EVENT WILL NTI AND/OR ANY OF ITS SUPPLIERS BE LIABLE TO OR THROUGH BUYER FOR: (1) ANY INDIRECT, SPECIAL, INCIDENTAL AND/OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, LOST SAVINGS, OR INTERRUPTION OF BUSINESS) SUFFERED BY BUYER FOR ANY REASON; (2) ANY DAMAGES SUFFERED BY BUYER AS A RESULT OF BUYER'S FAILURE TO LIVE UP TO BUYER'S OBLIGATIONS UNDER THIS AGREEMENT; (3) ANY CLAIM AGAINST BUYER BY ANY THIRD PARTY FOR DAMAGES OF ANY
KIND: ANY OR ALL OF WHICH ARISE FROM OR IN CONNECTION WITH THE DELIVERY, USE, OR PERFORMANCE OF SOFTWARE GOVERNED BY THIS AGREEMENT, AND EVEN IF NTI AND/OR ANY OF ITS SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS, EXCEPT AS GRANTED IN THE BODY OF THE AGREEMENT TO WHICH THIS LICENSE IS ATTACHED, THE LICENSED SOFTWARE IF PROVIDED BY NTI "AS IS" AND WITHOUT WARRANTY OF ANY KIND OR NATURE, WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING (WITHOUT LIMITATION) THE IMPLIED WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE. THIS LIMITATION OF WARRANTIES WAS A MATERIAL FACTOR IN THE ESTABLISHMENT OF THE LICENSE FEE CHARGED FOR EACH SPECIFIC ITEM OF SOFTWARE LICENSED.

                                                              Supply Version 2.0
                                                                 Wireless - 1/95


                                         6-1

                                      ANNEX 7

                                   DOCUMENTATION

System Documentation is available through Seller's computer-based information system ("HELMSMAN") as described below:

       HELMSMAN CD-ROM: Includes one (1) compact disc and one (1) application program; CD-ROM reader and interface card are optionally available through Seller for use on Buyer-supplied DOS personal computer. Updates are available at additional costs. (Documents not available on compact disc will be provided in paper format.)


                                        7-1

                                      ANNEX 8

                              RF ENGINEERING SERVICES
                                 STATEMENT OF WORK

The purpose of this document is to describe the Scope of Work (SOW) for RF Cellular Services to conduct a design analysis and system verification to enhance the capacity and coverage of the existing network of cell sites located in the Kansas RSA 5 and Missouri RSA's 1,2, 4, and 5 markets (designated herein as KSM). Attachment 1 presents technical information provided by Buyer to Seller upon which Seller shall rely in the performance of this SOW.

1.0    INITIAL DESIGN REQUIREMENTS

Seller will make maximum use of existing in-house information from prior design work to the extent applicable to this statement of work.

1.1    BUYER NETWORK REQUIREMENTS DEFINITION

The following information shall be provided by the customer prior to initiation of system design. Where that information is not available, reasonable engineering assumptions may be made by Seller's engineering.

Traffic Requirements - A clear definition of the expected number of calls to be placed during the peak hours of communications as a function of geographic location of the mobile users. Capacity requirements for Dense Urban, Urban, Suburban, and Rural shall be supplied as applicable. An estimate of the Call Mean Hold Time shall also be supplied. If not supplied, the default value for call duration of 1.76 minutes will be used in the design.

Grade of Service - Defined in terms of probability of call blocked percentage. The default condition will be 2% blocked call probability.

Coverage - Defined in terms of probability of completing a call over percentage of the covered area. The basic design value to be used will be -85 dBm minimum expected signal level coverage which will accommodate most portable units. Actual measured signal level will vary over the coverage area. For indoor portable use, the design signal level coverage is defined as the presence of a specified signal level to be measured at discrete locations throughout the coverage area. The default condition is -75 dBm to be measured within a one (1) meter radius at ten locations within the covered area at a height of one (1) meter from the floor.

Growth - Defined in terms of traffic increase expressed in percent per year for a specified span of time. The default value will be 15% per year.


                                        8-1

1.2    DATA COLLECTION - BUYER SUPPLIED

The following information shall be provided by Buyer to Seller for the covered area prior to initiation of the preliminary design. If this data is not supplied, a site visit may be required at additional cost.

Local street maps.

Local zoning restrictions (such as flood plains) that may affect location of cell sites.

Since the contract requires the integration of the equipment into an existing network, the customer shall provide the location of all existing affected cells in the form of latitude and longitude accurate to one (1) arc-second, all frequencies currently in operation in the existing network and all networks bordering the KSM network and sharing the same frequency band, and all recent coverage and C/I plots and drive test data. If Buyer has made adjustments in any of the RF operating parameters of any cell sites since collection of the provided data, then new drive test data of the affected cells must be supplied or must be collected by Seller. No costs have been included in the basic price for collection of this data by Seller's RF engineering. Such additional work by Seller may be accomplished on a time and material basis.

Adjacent market frequency plan data shall be supplied by Buyer prior to start of the frequency planning effort of Seller.

1.3    DATA COLLECTION - RF CELLULAR SERVICES

All applicable data collected by Seller in the past will be used if it is deemed by Seller engineering to be reasonably current, accurate and representative of the existing network. If Seller engineering deems it necessary, additional information may be gathered by Seller from various sources in order to complete the initial design. A fee may be included for collection of some of this information where such information must be purchased from Seller approved service providers. Such items will be billed to the project at actual cost.

Existing network data - This will include the collection of traffic, traffic growth, and coverage of any existing cellular services. If available, published subscriber forecasts are also collected. If Seller's engineering deems it necessary, Buyer shall grant remote access to the OM data available on Buyer's switch for analysis purposes. Seller will establish a folder on the Buyer's switch for collection of the OM data. Access to the switch and the use of the collected data in the folder shall remain undisturbed by Buyer for the duration of the contract.


                                         8-2

2.0    RF ENGINEERING SERVICES

2.1    KICK OFF MEETING /REQUIREMENTS

Following contract award to Seller for equipment and services within the customer's network, a kick-off meeting will be required between the Buyer and Seller's RF Engineering. The meeting shall accomplish the following:

1.     Review of customer input with respect to:

          a) quality of service, coverage criteria, service area maps, subscriber traffic profile, rollout plan, forecast, etc.

          b)   design specifications.

1. Review RF engineering process. Including organization charts, Buyer primes and Seller's RF Engineering primes by discipline.

2. Review the final contract document and proposed RF Engineering process. Review other prerequisites, activities, and deliverables for each step.

3. Review the Preliminary Design, Design Specifications, and RF Engineering Statement of Work.

During the review process, any concerns are resolved and, if necessary, additional site visits are conducted to collect detailed data.

2.2    SYSTEM BENCHMARKING

Operational Measurements will be set-up and monitored by a member of the Seller's design team at least one week prior to initial drive testing. This will allow the RF Engineering team to evaluate the existing system performance metrics and establish a baseline prior to initiating any design efforts. The specific OM groups (as applicable) to be monitored will be at the sole discretion of Seller.

In order to properly benchmark the system, a team of Seller's engineers with the assistance of Buyer's engineers will drive test coverage areas prior to the installation of the switch. This survey will take note of special physical elements that could affect the design such as unsuitable soil conditions, arenas or other large public buildings where traffic could be concentrated, and density of buildings and surrounding geographical situations for more precise application of the clutter models. Seller's and Buyer's engineers will jointly determine the drive route in these areas. Data will be collected to establish the current operating performance condition of the network in the covered area prior to commencement of design work. Data from this survey will be used to make corrections to the standard models used in the design analysis work.


                                         8-3

2.3    INITIAL DESIGN

2.3.1  Propagation Prediction

Using this information preliminary cell cite designs are prepared. Seller uses PlaNET as its design tool for RF propagation prediction. PlaNET is a software package developed by Mobile Systems International (MSI) of England. PlaNET provides the capability for single and multiple site RF prediction plots, composite coverage plots, best server plots, interference prediction for both co-channel and adjacent channel interference for an individual site or on a whole system, and traffic calculations to fit demographics, land use, roadways and traffic patterns.

The initial design results in the identification of recommended cell site locations and search rings which are identified to the customer for site acquisition activities. A total of 28 sites will be analyzed including 21 existing sites and 7 new sites. If additional site analyses are required as a result of Buyer site acquisition activities, these efforts will be deemed additional scope of work and Buyer will be charged according to the pricing proposal.

The analysis process also results in prediction plots of the network, including:

       - One composite and one individual cell coverage plot per cell of each new and changed existing cells,
       -  Best server plots, for the area covered by the new cells,
       - Database of key parameters such as cell site coordinates, ground elevation for the new and changed existing cells,
       - Tabulation of RF parameters for each new and changed existing cell (antenna type/manufacturer model, orientation, tilt, height, peak effective radiated power, etc.).
       - One search ring for each new cell site for identification of alternative cell site locations should the principle property not be available.

If requested during the analysis phase, additional reviews of the area may be conducted to identify areas of weak coverage, along with evaluation of alternatives for coverage improvement such as additional macrocells or microcells, cell enhancers, or other special techniques where feasible or appropriate. Such work will be at additional cost to be negotiated with Buyer prior to commencement of work.

2.3.2  Frequency Planning

The next step in the system analysis is the radio traffic design that involves the analysis of traffic distribution within the service areas and the estimation of voice channels required to support the desired system capacity. Based on the traffic projection information provided by the Buyer, the grade of service desired, and subscriber profile (Erlang loading), and other relevant information gathered by the survey teams, the PlaNET tool is used to determine traffic loading on a per-cell basis.


                                         8-4

In the PlaNET model, it is assumed that the instant of call establishment and the duration of calls follow a Poison distribution, allowing the use of Erlang B formula to relate the traffic in Erlangs to the number of channels required at the grade of service (GOS). This forms the basis of the quantity of voice channels at each facility and the requirement for capacity increase in circuits to each cell site.

Starting with the inputs and results of System Propagation Prediction Analysis, this study develops and validates an initial plan of channel assignments including control and voice channels, DCCs, and SATs. An analytical review of the cell coverage and channel traffic forecasts is completed to identify the channel requirements. These requirements are then used to determine the number of channels needed at each facility and the potential requirement for further sectorization.

Buyer shall then arrange a meeting between Seller engineering and engineering representatives of the adjacent markets for the purpose of coordinating frequencies at the boundary cells. Buyer is responsible for providing to Seller the agreed frequency plans for interfacing with the adjacent markets prior to final frequency plan design (paragraph 2.4).

As part of the plan, a manual system-wide Co-channel Carrier-to-interference ratio (C/I) review is completed to identify areas of co-channel interference and areas of heavy traffic density where adjacent channels are assigned in physically adjacent cells. Further changes in the plan are completed to eliminate predicted problem interferences or adjacencies, or if unavoidable with the given constraints, to minimize their impact by migrating them to areas of low traffic density.

2.4    DETAILED RF DESIGN

2.4.1  Site Verification Data Collection - by Buyer

The qualification, selection, and acquisition of sites will be accomplished solely by Buyer. The following information shall be provided by Buyer to Seller prior to starting the final design (see 2.4.3) and Seller shall rely on this information as accurate for design and implementation and construction purposes:

1.     Verification of the suitability of the proposed antenna locations.
2. Determination of the actual line of sight parameters for each cell location.
3. Determination of the actual blockage profiles for each of the cell locations.
4. Physical inspection and determination of the suitability of the downtilt prediction for the antennas.
5. Additional RF measurements as required by Seller to support the propagation predictions.
6.     Complete photographic records of each candidate cell site.
7. Identification of alternate sites. If additional site designs are required as a result of customer site acquisition activities, this effort will be deemed additional scope of work and Buyer will be charged according to the pricing proposal.


                                         8-5

This data will then be forwarded to the design team at Seller for final RF design of the network. Final design work will not start until completion of this task by Buyer.

2.4.2  Buyer Site Acquisition

Following the site verification activities above, it is the Buyer's responsibility to secure construction rights for the sites. In the event that the primary site locations cannot be obtained, search rings have been provided that will enable the customer to seek alternative site locations within reasonable distances from the initial recommended locations. Once the final locations have been determined, the customer shall provide the site coordinates and other location data to Seller for final design of the network. If additional site designs are required as a result of customer site acquisition activities, this effort will be deemed additional scope of work and Buyer will be charged according to the pricing proposal.

2.4.3  Preliminary Design Update - Final Design

A Final Design shall be generated based on the information generated in the preceding efforts. This will be comprised of a study of the proposed service areas and, using all available demographic and customer provided traffic pattern data, will determine the final capacity requirements for each cell and will formulate a final frequency plan for all channels. An initial study of datafill and site configuration parameters will be undertaken to minimize all potential interference and ensure that the design criteria are met.

The resulting frequency plan will be reviewed both manually and by automatic analytical tools before finalization. Interactive review and discussion are available with the Buyer prior to "lock down." At the conclusion of these reviews, all frequency plan details are documented in a tabular format, along with the given plan constraints and explanation of any special considerations or techniques employed in finalization. Outputs of the frequency plan will be:

       - Full tabulation of frequency plan including channel set definitions, set and assignments of control channels, DCCs, voice channel sets, and SATs to cells.

       - Supporting tabulation of constraints governing initial plan including channel requirements and underlying traffic forecast data.

       - Explanation of special considerations or techniques employed in mitigation of any specific problems.

As a result of this design effort, a detailed Final Design Report will be prepared and presented to the customer for approval at the final design review.

Upon approval by the customer, the RF design will be released to Seller's Systems Applications Engineering for final provisioning and implementation.


                                         8-6

3.0    POST INSTALLATION SUPPORT RF ENGINEERING

3.1    Acceptance Test Plan

During the construction phase of the program, RF engineering will prepare a detailed Acceptance Test Plan (ATP) which will include proposed drive route(s), RF parameters to be measured for Acceptance, and test methods to verify that the installed cell sites meet the design objectives. The RF ATP will be submitted to the Buyer for review and approval.

3.2    System Turn Up

3.2.1  Prior to Final Site Installation

Prior to turn up of the first site, the new switch load shall have been installed and the existing cell site network returned to an operational state with the frequency plan in effect as of the start of the switch load installation. OM data shall have been collected by Seller to confirm operational conformance of the RF portion of the cell sites to the condition of the network prior to installation of the new load.

Upon installation of each site, Seller's installers shall have set the initial RF parameters in accordance with the baseline datafill design criteria established by Seller's engineering. System turn-up and will be conducted by Seller for each new cell site within seven (7) days after the installation is completed, verifying it operational from the RF perspective. Optimization of the operating parameters of the network by Seller will be accomplished as described in paragraph 3.2.2 following completion of installation of the last site.

It is understood by Seller that Buyer may elect to install the new cell sites over a period of several months, and that Buyer may elect to turn up these sites as they become operational. As a result, it may be necessary for Seller to perform portions of the frequency retune plan as these new cell sites are made operational. Frequency retunes of the entire network are not included in the SOW during this portion of the installation process. Seller agrees to provide no more than three (3) frequency retune portions until the final site installation has been completed. If additional retune portions are necessary during the process of installing the new cell sites, these will be performed by Seller on a time and materials basis.

3.2.2  Following Completion of Last Site Installation

Final network optimization will undertaken following installation and turn up of the last new cell site contemplated under this contract. As the optimization effort progresses through ongoing performance analysis and drive testing, appropriate parameter changes that can be readily implemented are identified and specifically recommended to improve system call processing performance. Examples of such changes include hand-off parameters, various system thresholds, and frequency/SAT/DCC assignments.


                                         8-7

During the optimization process, Seller Engineering will adjust and fine tune the pertinent switch parameters to achieve improved performance. The primary focus is to improve the percentages of dropped calls and dropped hand-offs and to reduce excessive hand-offs.

Any appropriate changes requiring physical construction are identified and recommended, but are not included in this Statement of Work. Examples include changes in cell physical details (antenna centerline height, location), antenna replacement, or the addition of channels, frames, or new cells to improve performance, and development of a revised frequency plan. Alternative system configurations (including possible sectorization) are documented, explained and recommended in cases of substantial interference.

Seller's RF Engineering group will perform a final drive test of the KSM market. The drive routes will be limited to those already tested as part of paragraph
2.2 of this SOW. The data monitored and gathered will include hand-off points, signal strength, C/I levels and path balance characteristics of the network. This data will then be post-processed, plotted and analyzed to determine specific performance anomalies. Initial Datafill changes are made at this point based on the analysis of the drive test data. The data will be compared to that compiled as part of the initial drive tests to indicate performance improvements.

3.3.3  Cell Site Audits

For each new cell site in the network or cluster to be optimized, RF Engineering will conduct a cell site audit. Site Audits consist of verifying the installation and operation of the Seller radio equipment and wiring. It is essential that the equipment is installed, configured, tested, and datafilled in the correct manner. The audit will ensure that the equipment is working properly and is not adversely affecting any existing equipment or service. The audits include, but are not limited to the following:

1. Visually inspect physical plant (building, air conditioning, etc.). Insure that filters are clean, HVAC is operational, jumper/feedlines/connectors properly installed per Seller specifications, general cleanliness of the facility.

2. Visually inspect the antenna structure for corrosion, loose fittings, etc.

3. Inspect DC power and grounding to insure that Seller specifications are met.

4.     Sweep antennas for VSWR (Optional at additional cost).

5. Sweep receive multicoupler/duplexer for gain and VSWR (Optional at additional cost).

6.     Check firmware for latest revision.


                                         8-8

7.     Analog radio TX tests (if applicable)
       a.  HSMO
       b.  TX power
       c.  PA power stepping
       d.  TX frequency
       e.  Manchester data
       f.  Modulation limiting
       g.  Residual modulation
       h.  SAT deviation and frequency
       i.  ST deviation and frequency

8.     Combiner
       a.  tuning
       b.  loss

9.     Duplexer loss

10.    Analog radio RX tests (if applicable)
       a.  RX sensitivity (SINAD)
       b.  RSSI (response and offset)
       c.  RX audio level
       d.  Audio loopback
       e.  SAT detect
       f.  ST detect
       g.  1 kHz Test Tone generator
       h.  Desensitization

11.    Talk-In/Talk-Out balance

12.    Test TX/RX Audio Levels (AVL)

13.    Noise floor measurement (one channel from set)

14.    Intermodulation test (all channels)

15.    Call through tests (all channels)

16.    Maintenance log review

Site audits are an integral part of the optimization process and will be performed prior to any extensive performance related adjustments being made. The process of site auditing is easily taught to customer technicians / engineers and can be performed by them, if desired. A Site Audit Report will be provided to the customer within 30 days after completion of the audit.


                                         8-9

                                     ATTACHMENT 1

                              BUYER PROVIDED INFORMATION

DOBSON   CELLULAR

SITE      NAME                  LONG           LAT           ANT. HT  GRND HT    AZIM.      ERP   TILT          ANT. TYPE
 ID#                                                         (feet)   (feet)     (deg)    (Watts) (deg)
  1     Atchinson           95   02   18   39   33   12       305      1060       270       100     0             740215
  2       Troy              95   02   20   39   47   35       307      1046      Omni        80     0            BCR10-H
  3       Baker             95   33   46   39   45   10       405      1180       090       100     0          740198RF5/8
  4     Effingham           95   25   25   39   33   08       335      1128      Omni        97     0          740198RF5/8
  5       Holton            95   48   37   39   23   45       405      1224      Omni        64     0             740198
  6    Leavenworth          94   56   15   39   17   52       245      1080       245        30     0             PD1136
                                                              160      1080       045        50     4            BCR60015
                                                              150      1080       170        70     0            BCR80015
                                                              245      1080       280        70     0            RWA80015
  7     Tonganoxie          95   04   42   39   05   25       305       960       090        50     0          740198RF5/8
  8       Gentry            94   28   55   40   19   39       305      1066      Omni       165     0            BCR12-O
  9      Maryville          94   53   01   40   22   00       355      1050      Omni        63     0             740198
 10    Maryville DT         94   52   14   40   20   06       133      1138      Omni        40     0             740247
 11     Mound City          95   11   41   40   04   14       405      1110       270        90     0         OGC9-825/RFM-3
 12     Rock Port           95   31   53   40   24   27       405      1140       060       100     0            740190R2
 13      Ridgeway           93   56   40   40   22   48       405      1050      Omni      67.6     0             740198
 14      Braymer            93   48   14   39   40   12       305       901         0       100     0          740198RF5/8
 15       Camron            94   15   17   39   44   46       305      1032      Omni       100     0             DB810
 16     Carrolton95         93   31   13   39   24   55       305       835      Omni       100     0             740198
 17    Chillicothe          93   35   14   39   48   51       355       774      Omni      73.2     0             740198
 18      Jameson            94   01   17   39   57   47       405       927      Omni        70     0             740198
 19     Maysville           94   19   45   39   53   40       366       951      Omni       133     0             SRL488
 20    Plattsburg 95        94   29   07   39   33   33       305      1010       065        90     0             DB563



                                         8-10

                                   AMENDMENT NO. 3

                                          TO

                                   SUPPLY AGREEMENT

                                       BETWEEN

                          DOBSON COMMUNICATIONS CORPORATION

                                         AND

                                NORTHERN TELECOM INC.



Made effective as of the 30th day of September, 1998, by and between Dobson Communications Corporation (hereinafter referred to as "Buyer"), an Oklahoma corporation with offices at 13439 North Broadway Extension, Suite 200, Oklahoma City, Oklahoma 73114 and Northern Telecom Inc. (hereinafter referred to as "Seller"), a Delaware corporation, with offices at 2435 N. Central Expressway, Richardson, Texas 75080.

WHEREAS, Buyer and Seller entered into a Supply Agreement dated as of December 6, 1995, as amended (the "Agreement"); and,

WHEREAS, Buyer and Seller now wish to amend the Agreement to include, among other things, an additional commitment to purchase by Buyer and new discounts applicable to fixture Equipment purchases, all as further described herein;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Seller agree to amend the Agreement as follows:

1.   Lengthen the Extended Term of the Agreement by adding the words "and five
     (5) months" after the words "and ending four (4) years" in the definition of Extended Term under Section 1 (DEFINITIONS).

2. Increase Buyer's commitment to purchase during the Extended Term by amending Article 4 (PRICE), deleting the last sentence of Section 4.1 in its entirety and replacing it with the following:

     "Buyer understands that it has a firm obligation to purchase/license no less than $65 million net Price (i.e., Price inclusive of applicable discounts, but exclusive of sales tax) of Equipment and/or Software from Seller during the Extended Term ('Commitment')."

3.   Amend Article 17 (CHANGES) by deleting the opening paragraph of Section
     17.5 in its entirety and replacing it with the following:

     "Subject to Section 24.1 herein, for purchases during the Initial Term, Buyer understands and agrees that the execution of this Agreement constitutes a firm, noncancelable Purchase Order for the Initial Purchase set forth in Section 1.0 of Annex 1 and the training courses set forth in
     Section 4.0 of Annex 1.

     For purchases during the Extended Term, Buyer understands and agrees as follows:

     (a) that the execution of this Agreement constitutes a firm, non-cancelable Purchase Order for the initial purchase of Equipment and training for the Extended Term ('Extended Term initial Purchase'), as set forth in Section 1.0 of Annex 1A hereof; and,

     (b) that the execution of this Agreement constitutes a firm, non-cancelable Purchase Order for the purchase of the Extended Term Additional Equipment set forth in Section 2.0 of Annex 1A hereof ('Extended Term Additional Purchase'); provided, such non-cancelable Purchase Order for the Extended Term Additional Equipment for the New York-3 market, Pennsylvania-2 market and Sygnet 1999 Expansions set forth in Sections 2.2, 2.3 and 2.4 shall be subject to Buyer's merging with Sygnet Communications, Inc. during the Extended Term. Buyer shall give Seller written notice of such merger at such time as it is completed.

     For Purchase Orders for Equipment other than the Initial Purchase, Extended Term Initial Purchase and Extended Term Additional Purchase, upon written notification to Seller, Buyer may elect to cancel such Purchase Orders prior to shipment of Equipment in accordance with the following:"

4.   Amend Annex 1A (EXTENDED TERM EQUIPMENT AND SERVICES PRICING) as follows:

     (a) Add a new Section 2.0 (EXTENDED TERM ADDITIONAL PURCHASE), as set out in Schedule A, attached hereto and incorporated herein; and,

     (b)  Change the numbering and language of Annex 1A sections as follows:

          (i)  Change Section 1.4 (P-3 TRADE-IN CREDITS) to a new Section 3.0;

          (ii) Change Section 2.0 (SOFTWARE RELEASE LICENSE FEE) to a new
               Section 4.0, conforming the numbering of all sections and subsections therein, and add the words "and Extended Term Additional Purchase" after the words "including the Extended Term Initial Purchase" in the parenthetical clause in the first sentence of a new Section 4.1; and,

          (iii) Change Section 3.0 (DISCOUNTS) to a new Section 5.0, conforming the numbering of all sections therein.

5.   Amend (newly numbered) Section 5.0 (DISCOUNTS) of Annex 1A as follows:

     (a)  Add the words "Subject to Subsection 5.2.1 below," to the beginning of
          (new) Section 5.2; and,

     (b)  Add new Subsection 5.2.1 as follows:

          "5.2.1 Following Buyer's purchase and Seller's delivery of the Extended Term Additional Purchase set out in Section 2.0 of Annex 1A, the following discounts and firm, fixed Prices shall replace the discounts set out in Section 5.2 above:


               (a)  The following new discounts shall apply:

               Description              Discount
               -----------              --------
               Switch Hardware          50%
               Cell Site Hardware       50%

               (b) Buyer may purchase TRU-III/SCLPA(s) or TRU-II/SCLPA(s) for the net Price per radio/amplifier unit (i.e., Price per radio/amplifier unit inclusive of discounts, but exclusive of sales tax) of $4,750."

               The exclusions described in Section 5.2, sub-parts (i), (ii) and
               (iii) above shall continue to apply."

6. Except as specifically modified by Amendments 1 through 3, the Agreement in all other respects shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be signed by their duly authorized representatives effective as of the date first set forth above.

DOBSON COMMUNICATIONS                   NORTHERN TELECOM INC.
CORPORATION

By /s/ G Edward Evans                   By: /s/ Nancy J. White
  ---------------------------              ---------------------------

Name: G Edward Evans                    Name: /s/ Nancy J. White
     ------------------------                -------------------------
          (Type/Print)                            (Type/Print)


Title: President                        Title: V.P. and GM U.S. Region
      -----------------------                 ------------------------


Date: 9/30/98                           Date: 10/1/98
     ------------------------                -------------------------

                                   SCHEDULE A
                             TO AMENDMENT NO. 3 TO
                     THE 12/20/95 SUPPLY AGREEMENT BETWEEN
                       DOBSON COMMUNICATIONS CORPORATION
                            AND NORTHERN TELECOM INC.

                       ADDING NEW SECTION 2.0 TO ANNEX 1A


2.0     EXTENDED TERM ADDITIONAL PURCHASE

        The existing equipment credits (totaling $1.475 million) set out in
        Section 2.2 of this Annex 1 are granted to Buyer subject to Buyer's trading in, on or before March 31, 1999, all Ericsson radio and cell site hardware located at applicable sites in the New York-3 market identified in such Section 2.2 ("Ericsson Hardware). Prior to Turnover, Seller at its own expense shall de-install all Ericsson Hardware at such New York sites in accordance with the applicable project schedule and remove all such de-installed Ericsson Hardware. Buyer shall provide Seller reasonable access during normal business hours to allow such de-installation and removal. Title to such de-installed Ericsson Hardware shall pass to Seller upon de-installation. Buyer hereby represents that (i) the equipment is operational and in good condition,
        (ii) that Buyer will have the right to convey title to such Ericsson Hardware upon such de-installation by Seller, and (iii) that such title shall be good and marketable and free and clear of liens or encumbrances of any kind.

2.1     MARYLAND RSA-1 CELL SITE ADDITION

2.1.1   Switch Hardware


               DESCRIPTION                                                              LIST PRICE            DISC         NET PRICE
               -----------                                                              ----------            ----         ---------
MCTMI Cabinet equipped with (1) ICP
               MCTMI Cabinet                                            $45,294
               ICP Standard Packfill                                   $160,500
               ICP Digital Metro ES Option                             $150,500
               DTC Packfill                                                  $0          $356,294              40%          $213,776
                                                                       --------
TDMA Hardware required to support (5) TDMA VCHs per Cell Site Sector
               EDSP Cable Assembly                                         $705
               EDSP Shelf                                               $20,000
               Power Converter                                           $6,206
               EDSP Transcoder CP                                      $140,000
               EDSP Controller                                           $5,040
               EDSP Backplane                                              $700          $172,651              40%          $103,591
                                                                       --------

2.1.1.1 Switch E, F, & I


               DESCRIPTION                                                             LIST PRICE             DISC         NET PRICE
               -----------                                                             ----------             ----         ---------
Engineering Freight and Installation
               Frame ENG                                                 $4,680
               DSP Shelf Install                                         $9,600
               MCTMI Cabinet Installation                                $9,600
               Switch Frame Freight                                        $504           $24,384               0%           $24,384
                                                                           ----

                                                                                               Switch Subtotal              $341,751
2.1.2   Cell Site Equipment

               DESCRIPTION                       QTY             LIST PRICE            EXT PRICE             DISC         NET PRICE
               -----------                       ---             ----------            ---------             ----         ---------
16CH OMNI/ICRM+/ATC Cell Site                     10               $114,334           $1,143,340              45%          $628,837
16CH Cell Site Power & Ground                     10                 $1,410              $14,100              45%            $7,755
TRUIII/SCLPA Radios                               10                $10,500             $105,000              50%           $52,500
               (DCCH PLUS 2 DVCH PER SECTOR)
TRUII/SCLPA Radios                                20                $10,500             $210,000              50%          $105,000
               (ALCH, ALR PER SECTOR)
TRUIII/SCLPA Radios                               10                $10,500             $105,000              50%           $52,500
               (TDMA VCH RADIO PER SECTOR)
TRUII/SCLPA Radios                               120                $10,500           $1,260,000              50%          $630,000
               (ANALOG VCH RADIOS)

2.1.2.1        Cell sites E,F,& I

               DESCRIPTION                       QTY           LIST PRICE           EXT PRICE      DISC                   NET PRICE
               -----------                       ---           ----------           ---------      ----                   ---------
Cell Site Engineering                             10                 $630              $6,300        0%                      $6,300
Cell Site Frame Freight                           20                 $504             $10,080        0%                     $10,080
16CH OMNI Cell Site Installation                  10               $9,600             $96,000        0%                     $96,000
Cell Site Cutover Support                         65                 $120              $7,800        0%                      $7,800

                                                                                                  CELL SITE SUBTOTAL     $1,596,772

                                                                            TOTAL MD-1 SWITCH AND CELL SITE ADDITION     $1,938,523

                                                                                                 NEW MARKET DISCOUNT    ($1,111,375)

                                                                                                      NET TOTAL MD-1       $827,148

2.2     NEW YORK-3 SUPERNODE SWITCH AND CELL SITES

2.2.1   Switch Hardware


               DESCRIPTION                                                            LIST PRICE         DISC           NET PRICE
               -----------                                                            ----------         ----           ---------
Supernode Core with BRISC 60 Processor                                                $1,745,750          40%           $1,047,450
Link Peripheral Processor (LPP) Cabinet equipped with (8) LIU7s and CDPD
               LPP Cabinet                                        $376,974
               LIU7                                               $116,656
               NIU                                                 $71,126
               XLIU                                                $45,008
               EIU                                                 $33,576              $643,340          40%             $386,004
                                                                ----------
Enhanced Network Frame equipped to support peripherals                                  $484,180          40%             $290,508
MCTMI Cabinets equipped with (4) DTCs and (8) ICPs
               MCTMI Cabinet                                      $271,764
               ICP Standard Packfill                            $1,284,000
               ICP Digital Metro ES Option                      $1,204,000
               DTC Packfill                                       $818,112            $3,577,876          40%           $2,146,726
                                                                ----------
MEDP Configured to support (5) TDMA VCH's per Cell Site Sector
               MEDP Cabinet                                        $35,368
               EDSP Cable Assembly                                  $5,640
               EDSP Shelf                                          $60,000
               EDSP Power Converter                                $18,618
               MEDP Cooling Unit                                    $6,300
               EDSP Transcoder & CP                             $1,120,000
               EDSP Controller                                     $17,640
               EDSP Backplane                                       $2,450            $1,266,016          40%             $759,610
                                                                ----------
MPDC Cabinet                                                                             $18,837          40%              $11,302
MCAM3 Cabinet with EDRAM and CTM                                                        $130,424          40%              $78,254
MCGM Cabinet with (1) DIO and (1) MTD                                                   $105,134          40%              $63,080
Wired Cabinets configured as Youngstown Backup
               MCAM3 Cabinet                                       $38,576
               MCTM Frame (wired) empty                           $498,234
               MEDP Frame                                         $106,104              $642,914          40%             $385,748
                                                                ----------
MAP Equipment, Switch Spares with Cabinet
               MAP Equipment                                       $32,215
               MCSS Cabinet                                        $26,140
               Supernode Spares                                   $533,048
               BRISC 60                                            $52,500
               96Meg Memory                                        $99,456              $743,359          40%             $446,015
                                                                ----------

2.2.1.1        Switch E, F, & I

               DESCRIPTION                                                            LIST PRICE         DISC            NET PRICE
               ------------                                                           ----------         ----            ---------
Engineering, Freight and Installation
Supernode ENG                                                      $41,400
Switch Power Engineering                                            $2,160
Switch Cable Rack ENG                                               $2,160
Switch MDF/DSX/Draw ENG                                             $2,160
Switch Frame Freight                                               $14,616
Supernode Install                                                  $36,000



                                         A-3



               DESCRIPTION                                                            LIST PRICE         DISC            NET PRICE
               -----------                                                            ----------         ----            ---------
ENET                                                                $9,600
LPP Install                                                         $9,600
MPDC Install                                                        $2,400
MCAM3 Install                                                      $12,000
MCGM Install                                                        $6,000
MCTMI Cabinet Installation                                        $122,400
MAP Install                                                         $4,800
MCSS Install                                                        $1,200
MEDP Install                                                       $28,800
Database Support                                                    $5,800
Install Supervision                                                $14,400
Post Cut Support                                                   $48,000
Software ONP                                                       $25,000              $388,496           0%             $388,496
                                                                ----------

                                                                                                      Switch Sub-Total  $6,003,194

                                                                                                  NEW MARKET DISCOUNT ($5,614,698)
2.2.2   Software

               DESCRIPTION                                                               EXT PRICE         DISC            NET PRICE
               -----------                                                               ---------         ----            ---------
MTX Software Load based on $6 per SUB (25,000 SUBs)                                       $150,000           0%             $150,000
                                                                                                         SOFTWARE SUBTOTAL  $150,000

2.2.3   Cell Site Equipment

               DESCRIPTION                        QTY           LIST PRICE           EXT PRICE      DISC                  NET PRICE
               -----------                        ---           ----------           ---------      ----                  ---------
16CH OMNI/ICRM+/ATC Cell Site                      15             $114,334          $1,715,010       45%                   $943,256
16CH Cell site Power & Ground                      15               $1,410             $21,150       45%                    $11,633
24CH OMNI/ICRM+/ATC Cell Site                      35             $150,305          $5,260,675       45%                 $2,893,371
24CH Cell Site Power & Ground                      35               $2,315             $81,025       45%                    $44,564
32CH OMNI/ICRM+/ATC Cell Site                       5             $170,527            $852,635       45%                   $468,949
32CH Cell Site Power & Ground                       5               $2,315             $11,575       45%                     $6,366
40CH OMNI/ICRM+/ATC Cell Site                       2             $206,995            $413,990       45%                   $227,695
40CH Cell Site Power & Ground                       2               $3,220              $6,440       45%                     $3,542
40CH BI-SECT/ICRM+/ATC Cell Site                    1             $236,341            $236,341       45%                   $129,988
40CH Cell Site Power & Ground                       1               $3,220              $3,220       45%                     $1,771
72CH SECT 120/ICRM+/ATC Cell Site                   1             $405,300            $405,300       45%                   $222,915
72CH Cell Site Power & Ground                       1               $5,030              $5,030       45%                     $2,767
TRUIII/SCLPA Radios                                62              $10,500            $651,000       50%                   $325,500
                                          (DCCH PLUS 2 DVCH PER SECTOR)
TRUII/SCLPA Radios                                124              $10,500          $1,302,000       50%                   $651,000
                                                 (ACCH, ALR PER SECTOR)
TRUIII/SCLPA Radios                                62              $10,500            $651,000       50%                   $325,500
                                           (TDMA, VCH RADIO PER SECTOR)
TRUII/SCLPA Radios                                936              $10,500          $9,828,000       50%                 $4,914,000
                                                    (ANALOG VCH RADIOS)


                                       A-4

2.2.3.1 Cell Sites E, F, & I

               DESCRIPTION                       QTY           LIST PRICE           EXT PRICE      DISC                 NET PRICE
               -----------                       ---           ----------           ---------      ----                -----------
Cell Site Engineering                             59                 $630             $37,170        0%                    $37,170
Cell Site Frame Freight                          168                 $504             $84,672        0%                    $84,672
16CH OMNI Cell Site Installation                  15               $9,600            $144,000        0%                   $144,000
24/32CH OMNI Cell Site Installation               40              $14,400            $576,000        0%                   $576,000
40/48CH OMNI Cell Site Installation                2              $19,200             $38,400        0%                    $38,400
40CH BI-SECT Cell Site Installation                1              $24,000             $24,000        0%                    $24,000
72CH SECT Cell Site Installation                   1              $38,400             $38,400        0%                    $38,400
Cell Site Cutover Support                 1000 hours             $120/hr.             $20,000        0%                   $120,000
                                                                                                   CELL SITE SUBTOTAL  $12,235,457

                                                                                                             SUBTOTAL  $12,773,353

                                                                                                   NEW MARKET DISCOUNT ($4,891,739)

                                                                                             EXISTING EQUIPMENT CREDIT ($1,475,000)

                                                                                                       NET TOTAL NY-3   $6,407,214


2.3     PENNSYLVANIA RSA-2 CELL SITE ADDITION

2.3.1   Switch Hardware
               DESCRIPTION                                                            LIST PRICE         DISC            NET PRICE
               -----------                                                            ----------         ----            ---------
(1) Digital Metro ICP Packfill                                                          $311,000          40%             $186,600
TDMA Hardware required to support (5) TDMA VCHs per Cell Site Sector
               EDSP Cable Assembly                                     $705
               EDSP Shelf                                           $20,000
               Power Converter                                       $6,206
               EDSP Transcoder CP                                  $140,000
               EDSP Controller                                       $2,520
               EDSP Backplane                                          $350              $169,781          40%             $101,869
                                                                   --------
2.3.1.1 Switch E, F, & I

               DESCRIPTION                                                            LIST PRICE         DISC            NET PRICE
               -----------                                                            ----------         ----            ---------
Engineering Freight and Installation                                                     $24,384           0%              $24,384
                                                                                                         SWITCH SUBTOTAL  $312,853

2.3.2   Cell Site Equipment

               DESCRIPTION                       QTY           LIST PRICE          EXT PRICE       DISC                  NET PRICE
               -----------                       ---           ----------          ----------      ----                  ---------
16CH OMNI/ICRM+/ATC Cell Site                     10             $114,334          $1,143,340       45%                   $628,837
16CH Cell Site Power & Ground                     10               $1,410             $14,100       45%                     $7,755
TRUIII/SCLPA Radios                               10              $10,500            $105,000       50%                    $52,500
               (DCCH PLUS 2 DVCH PER SECTOR)
TRUII/SCLPA Radios                                20              $10,500            $210,000       50%                   $105,000
                      (ACCH, ALR PER SECTOR)


                                       A-5

               DESCRIPTION                        QTY           LIST PRICE          EXT PRICE       DISC                  NET PRICE
               -----------                        ---           ----------          ----------      ----                  ---------
TRUIII/SCLPA Radios                                10              $10,500            $105,000       50%                    $52,500
                 (TDMA VCH RADIO PER SECTOR)
TRUII/SCLPA Radios                                120              $10,500          $1,260,000       50%                   $630,000

2.3.2.1 Cell Sites E, F, & I

               DESCRIPTION                        QTY           LIST PRICE           EXT PRICE      DISC                  NET PRICE
               -----------                        ---           ----------           ---------      ----                  ---------
Cell Site Engineering                              10                 $630              $6,300        0%                     $6,300
Cell Site Frame Freight                            20                 $504             $10,080        0%                    $10,080
16CH OMNI Cell Site Installation                   10               $9,600             $96,000        0%                    $96,000
Cell Site Cutover Support                          65                 $120              $7,800        0%                     $7,800
                                                                                                    CELL SITE SUBTOTAL   $1,596,772

                                                                              TOTAL PA-2 SWITCH AND CELL SITE ADDITION   $1,909,525

                                                                                                    NEW MARKET DISCOUNT ($1,111,375)

                                                                                                        NET TOTAL PA-2     $798,250
2.4     SYGNET 1999 EXPANSIONS

               DESCRIPTION                                                            LIST PRICE         DISC            NET PRICE
               -----------                                                            ----------         ----            ---------
ENET and XLIU LPP Expansion
               SNSE Core                                                $0
               Crosspoint                                          $36,000
               DS-512 PB                                           $56,000
               XLIU                                                $45,008              $137,008          40%              $82,205
                                                                 ---------
(2) MCTMI Cabinets equipped with (3) digital Metro ES ICPs
               MCTMI Cabinet                                       $90,588
               ICP Standard Packfill                              $481,500
               ICP Digital Metro ES Option                        $451,500
               DTC Packfill                                             $0            $1,023,588          40%             $614,153
                                                                 ---------
TDMA Hardware required to support (5) TDMA VCHs per Cell Site Sector
               MEDP Cabinet                                       $35,368
               Cooling unit                                        $6,300
               EDSP Cable Assembly                                 $2,115
               EDSP Shelf                                         $20,000
               Power Converter                                     $6,206
               EDSP Transcoder CP                                $420,000
               EDSP Controller                                     $5,040
               EDSP Backplane                                        $700              $495,729          40%             $297,437
                                                                 ---------
MCAM3 Cabinet                                                                           $38,576          40%              $23,146

                                       A-6

2.4.1.1 Switch E, F, & I

               DESCRIPTION                                                           LIST PRICE         DISC            NET PRICE
               -----------                                                           ----------         ----            ---------
Engineering Freight and Installation                                                    $55,152           0%              $55,152
                                                                                                      SWITCH SUBTOTAL  $1,072,093

2.4.2   Software

               DESCRIPTION                                                           LIST PRICE         DISC            NET PRICE
               -----------                                                           ----------         ----            ---------
MTX Data Server 3.0 Software Fees                                                      $136,500          n/a             $136,500

                                                                                                      SOFTWARE SUBTOTAL  $136,500

2.4.3   Cell Site Equipment

               DESCRIPTION                       QTY           LIST PRICE          EXT PRICE       DISC                  NET PRICE
               -----------                       ---           ----------          ----------      ----                  ---------
16CH OMNI/ICRM+/ATC Cell Site                     15             $114,334          $1,715,010       45%                   $943,256
16CH Cell Site Power & Ground                     15               $1,410             $21,150       45%                    $11,633
TRUIII/SCLPA Radios                               15              $10,500            $157,500       50%                    $78,750
              (DCCH PLUS 2 DVCH PER SECTOR)
TRUII/SCLPA Radios                                30              $10,500            $315,000       50%                   $157,500
                     (ACCH, ALR PER SECTOR)
TRUIII/SCLPA Radios                               15              $10,500            $157,500       50%                    $78,750
                (TDMA VCH RADIO PER SECTOR)
TRUII/SCLPA Radios                               180              $10,500          $1,890,000       50%                   $945,000
                        (ANALOG VCH RADIOS)

2.4.4   Cell Site E, F, & I

               DESCRIPTION                       QTY           LIST PRICE           EXT PRICE      DISC                  NET PRICE
               -----------                       ---           ----------           ---------      ----                  ---------
Cell Site Engineering                             15                 $630              $9,450        0%                     $9,450
Cell Site Frame Freight                           30                 $504             $15,120        0%                    $15,120
16CH OMNI Cell Site Installation                  15               $9,600            $144,000        0%                   $144,000
Cell Site Cutover Support                         70                 $120              $8,400        0%                     $8,400
                                                                                                     CELL SITE SUBTOTAL  $2,391,858

                                                                                                 TOTAL SYGNET EXPANSION  $3,600,451

                                                                                                     EXECUTIVE DISCOUNT ($2,222,750)

                                                                                                       NET TOTAL SYGNET  $1,377,701


                                       A-7

2.5     REVISED OHIO-2 NEW SWITCH AND CELL SITES
2.5.1   Switch Hardware

               DESCRIPTION                                                             LIST PRICE         DISC           NET PRICE
               -----------                                                             ----------         ----           ---------
SNSE Core equipped with BRISC 60, ENET, (4) LIU7s
               SNSE Core                                           $913,197
               BRISC 60                                            $116,958
               96Meg Memory                                        $596,736
               LIU7                                                 $58,328            $1,685,219          40%          $1,011,131
                                                                 ----------
MCTMI Cabinets equipped with (1) DTC and (2) ICPs
               MCTMI Cabinet                                        $90,588
               ICP Standard Packfill                               $321,000
               ICP Digital Metro ES Option                         $301,000
               DTC Packfill                                        $204,528              $917,116          40%            $550,270
                                                                 ----------
TDMA Equipment - MEDP Configured to support (5) TDMA VCHs per
Cell Site Sector
               MEDP Cabinet                                          $35,368
               EDSP Cable Assembly                                    $1,410
               EDSP Transcoder CP                                   $280,000
               EDSP Controller                                        $2,520
               EDSP Backplane                                           $350              $319,648          40%            $191,789
                                                                 ----------
MCAM3 Cabinet with EDRAM and CTM                                                          $130,424          40%             $78,254
MCGM Cabinet with (1) DIO and (1) MID                                                      $92,534          40%             $55,520
MAP Equipment, Switch Spares with Cabinet                                                 $797,583          40%            $478,550

2.5.1.1 Switch E, F,& I

               DESCRIPTION                                                              LIST PRICE         DISC          NET PRICE
               -----------                                                              ----------         ----          ---------
Engineering, Freight and Installation                                                     $209,168           0%            $209,168

                                                                                                       SWITCH SUBTOTAL   $2,574,682

                                                                                                    NEW MARKET DISCOUNT ($2,365,514)
2.5.2   Cell Site Equipment

               DESCRIPTION                       QTY            LIST PRICE           EXT PRICE     DISC                  NET PRICE
               -----------                       ---            ----------           ---------     ----                  ---------
16CH OMNI/ICRM+/ATC Cell Site                      9             $114,334          $1,029,006       45%                   $565,953
16CH Cell Site Power & Ground                      9               $1,410             $12,690       45%                     $6,980
24CH OMNI/ICRM+/ATC Cell Site                      2             $150,305            $300,610       45%                   $165,336
24CH Cell Site Power & Ground                      2               $2,315              $4,630       45%                     $2,547
64CH SECT 120/ICRM+/ATC Cell Site                  2             $346,150            $692,300       45%                   $380,765
64CH Cell Site Power & Ground                      2               $4,125              $8,250       45%                     $4,538
TRUIII/SCLPA Radios                               17              $10,500            $178,500       50%                    $89,250
                 (DCCH PLUS 2 DVCH PER SECTOR)
TRUII/SCLPA Radios                                34              $10,500            $357,000       50%                   $178,500
                        (ACCH, ALR PER SECTOR)
TRUIII/SCLPA Radios                               17              $10,500            $178,500       50%                    $89,250
                   (TDMA VCH RADIO PER SECTOR)
TRUII/SCLPA Radios                               180              $10,500          $1,890,000       50%                   $945,000
                           (ANALOG VCH RADIOS)


                                       A-8

2.5.2.1 Cell Sites E, F, & I

               DESCRIPTION                       QTY            LIST PRICE           EXT PRICE     DISC                  NET PRICE
               -----------                       ---            ----------           ---------     ----                  ---------
Cell Site Engineering                             13                 $630              $8,190        0%                     $8,190
Cell Site Frame Freight                           34                 $504             $17,136        0%                    $17,136
16CH OMNI Cell Site Installation                   9               $9,600             $86,400        0%                    $86,400
24CH OMNI Cell Site Installation                   2              $14,400             $28,800        0%                    $28,800
64CH SECT Cell Site Installation                   2              $31,200             $62,400        0%                    $62,400
                                                                                                   CELL SITE SUBTOTAL   $2,631,043

                                                                                   TOTAL OHIO-2 SWITCH AND CELL SITES   $2,840,212

                                                                                                   NEW MARKET DISCOUNT ($1,034,486)


                                                                                                     NET TOTAL OHIO-2   $1,805,726
                                                                                                                        ----------

                                AMENDMENT NO. 4

                                      TO

                               SUPPLY AGREEMENT

                                    BETWEEN

                        DOBSON COMMUNICATIONS CORPORATION

                                       AND

                              NORTHERN TELECOM INC.


Made effective as of the 5th day of January 1999, by and between Dobson Communications Corporation (hereinafter reference to as "Buyer"), an Oklahoma corporation with offices at 13439 North Broadway Extension, Suite 200, Oklahoma City, Oklahoma 73114 and Northern Telecom Inc. (hereinafter referred to as "Seller"), a Delaware corporation, with offices at 2221 Lakeside Boulevard, Richardson, Texas 75082-4399.

WHEREAS, Buyer and Seller entered into a Supply Agreement dated as of December 6, 1995, as amended (the "Agreement"); and,

WHEREAS, Buyer and Seller now wish to amend the Agreement, as amended, to, among other things, allow for the purchase by Buyer of CDMA Equipment and to allow for a firm commitment by Buyer to purchase certain CDMA Equipment as further described herein;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Seller agree to amend the Agreement as follows:

1. Amend Article 1 (DEFINITIONS) as follows, adjusting the numbering sequence in Article 1 accordingly:

     (a) Add the words "including BTS Equipment, as applicable," after the words "Seller radios and equipment" to the existing Section 1.2 ("Cell Site" definition).

     (b)  Add new Section 1.2 as follows:

          "1.2 "BASE STATION CONTROLLER ("BSC")' shall mean Seller engineered CDMA Equipment providing radio channel management between the Switch and the BTS. The BSC includes the Base Station Manager ("BSM"). For the purposes of this Agreement, the BSC shall be considered Switch-related Equipment, unless otherwise noted."

     (c)  Add new Section 1.3 as follows:

          "1.3 'BASE TRANSCEIVER STATION ('BTS')' shall mean Seller engineered CDMA Equipment, controlled by the BSC, providing the radio link with mobile subscribers."

     (d)  Add new Section 1.5 as follows:

          "1.5 'CODE DIVISION MULTIPLE ACCESS ('CDMA')' shall mean CDMA-based telecommunication services provided by the System, operational in the 800 MHz band."

     (e)  Replace the existing Section 1.7 ("Hardware") with the following:

          "1.10 'HARDWARE' shall mean any of the 800 MHz AMPS/TDMA/CDMA or 1900 MHz TDMA Nortel manufactured hardware components, as applicable, as may comprise a System, an Expansion, a Cell Site, or Merchandise."

     (f)  Add new Section 1.15 as follows:

          "1.15 'NBSS' shall mean network base station subsystem Equipment comprised of at least one BSC and one or more BTSs."

     (g)  Replace the existing Section 1.17 ("Software") with the following:

          "1.21 'SOFTWARE' shall mean any of the 800 MHz AMPS/TDMA/CDMA or 1900 MHz TDMA proprietary and/or third party software computer programs provided hereunder, as applicable, (consisting of firmware and logic instructions in machine-readable code residing in, or intended to be loaded in System memories which provide basic logic, operating instructions and user-related application instructions, but excluding customer data) as well as associated documentation used to describe, maintain and use the programs which are integral to any Hardware furnished to Buyer. Any reference herein to Equipment or Software being "sold," "purchased" or the like is understood to be a reference in fact to the program being licensed."

     (h)  Add new Section 1.22 as follows:

          "1.22 'SOFTWARE RELEASE' shall mean (a), the base operating Software for each of the Switch and NBSS Equipment, together with certain standard incremental subscriber and/or carrier software features included at Seller's sole discretion, such base operating Software and standard subscriber and/or carrier features together forming a universal load ("Universal Load"), as well as (b), in addition to the

                 Universal Load, certain features that may be activated at Buyer's option ("Optional Features"), including by way of example and not by limitation. Software features associated with an Adjunct Platform, which may include Value-added Software, as described in Annex 9 hereof."

     (i)  Add new Section 1.23 as follows:

          "1.23 "Software Upgrade" shall mean an upgrade to Buyer's then-existing Software Release that may download certain Software fixes and/or enhancements as well as unlicensed Optional Features from a more current Software Release onto Buyer's Switch and/or NBSS Equipment.

     (j) Add the words "including statements in the NTPs as to conformance with specific Standards." to the end of the first sentence of the existing Section 1.17 ("Specifications").

     (k)  Add new section 1.25 as follows:

          "1.25 "Standards shall mean interim and/or final version(s) of technical specifications derived by an ANSI accredited standards organization, governing the operational and/or interface standards for CDMA Equipment."

2.   Amend the existing Section 5.3 (PAYMENT) as follows:

     Add the words "Annual Software Fees described in Article 5 of Annex 1A," after the words "...such items as described in Section 5.4." in the first sentence.

3. Amend Article 6 (DELIVERY, RISK OF LOSS, TITLE) by adding the following to the end of Section 6.1:

     "Buyer shall be responsible for the coordination of all BTS delivery arrangements and freight and handling charges from Buyer's designated delivery location to the Installation Site(s)."

4. Amend Sections 2.2, 2.3 and 2.4 of Annex 2 by replacing the three (3) references to "Switch Installation" with the words "Switch or BSC Installation."

5. Amend Section 2.4 of Annex 2 by replacing the words "Switch Installation Site" with the words "Installation Site" in the first sentence.

6.   Amend Subsection 2.10.2 of Annex 2 as follows:

     (a)  Entitle the existing paragraph "Switch", and

     (b)  Add a new paragraph as follows:

          "BTS

          T1 connection in the BTS."

7.   Amend Section 2.10.3 of Annex 2 as follows:

     (a)  Entitle the existing paragraph "Switch", and

     (b)  Add a new paragraph as follows:

          "BTS

          DC Breaker in the BTS."

8.   Amend Subsection 2.10.4 of Annex 2 as follows:

     (a)  Entitle the existing paragraph "Switch", and

     (b)  Add a new paragraph as follows:

          "BTS

          Alarm connections in the BTS."

9.   Amend Article 17 (CHANGES) by deleting the opening paragraph of Section
     17.5 in its entirety and replacing it with the following:

     "Subject to Section 24.1 herein, for purchases during the Initial Term. Buyer understands and agrees that the execution of this Agreement constitutes a firm, non-cancelable Purchase Order for the Initial Purchase set forth in Section 1.0 of Annex 1 and the training courses set forth in
     Section 4.0 of Annex 1.

     For purchases during the Extended Term, Buyer understands and agrees as follows:

     (a) that the execution of this Agreement constitutes a firm, non-cancelable Purchase Order for the initial purchase of Equipment and training for the Extended Term ('Extended Term Initial Purchase'), as set forth in Section 1.0 of Annex 1A hereof;

     (b) that the execution of this Agreement constitutes a firm, non-cancelable Purchase Order for the purchase of the Extended Term Additional Equipment set forth in Section 2.0 of Annex 1A hereof ('Extended Term Additional

          Purchase,); provided, such non-cancelable Purchase Order for the Extended Term Additional Equipment for the New York-3 market, Pennsylvania-2 market and Sygnet 1999 Expansions set forth in Sections 2.2, 2.3 and 2.4 shall be subject to Buyer's merging with Sygnet Communications, Inc. during the Extended Term. Buyer shall give Seller written notice of such merger at such time as it is completed; and

     (c) that the execution of this Agreement constitutes a firm, non-cancelable Purchase Order for the purchase of the CDMA Equipment and Services ("CDMA Equipment Purchase") set forth in Section 6.0 of Annex 1A hereof and Buyer further agrees to accept delivery of such Equipment and Services no later than June 1, 1999.

     For Purchase Orders for Equipment other than the Initial Purchase, Extended Term Initial Purchase, Extended Term Additional Purchase, and the CDMA Equipment Purchase, upon written notification to Seller, Buyer may elect to cancel such Purchase Orders prior to shipment of Equipment in accordance with the following:"

10.  Amend Annex 1A (Schedule A to Amendment No. 2, as amended in Amendment No.
     3)(EXTENDED TERM EQUIPMENT AND SERVICES PRICING) as follows:

     (a) Replace the existing language in the third introductory paragraph with the following:

          During the Extended Term, for 800 MHz AMPS/TDMA/CDMA and 1900 MHz TDMA Equipment available to Seller's customers as of the Extended Effective Date other than the Equipment included in the Extended Term Initial Purchase ("Extended Term Additional Equipment"), Prices shall be at Seller's then-current List Prices for DMS-MTX products less the applicable discounts set out in Section 3.2 of this Annex.

     (b) Add a new Section 6.0 (CDMA EQUIPMENT PURCHASE), as set forth in Schedule A, attached hereto and incorporated herein; and,

     (c) Delete the existing Section 4.0 (SOFTWARE RELEASE LICENSE FEE) in its entirety and replace it with the following:

          "4.0   SOFTWARE RELEASE LICENSE FEE

          4.1 During the Extended Term, Buyer shall pay Seller the following Software Release License fees for each Switch in service as of the Extended Effective Date or purchased thereafter by Buyer under this Agreement (including the Extended Term Initial Purchase, the Extended Term Additional Purchase, and the CDMA Equipment Purchase):

                 (a) based on the audit described in Subsection 4.1.2
                     below, or the determination of the number of AMPS/TDMA subscribers at Turnover as described in Subsection 4.1.3 below, as applicable, a Software license fee per Switch each calendar year during the Extended Term equal to the product of $6.00 times the number of AMPS/TDMA subscribers on such applicable Switch at the time of such audit or Turnover, as applicable ("AMPS/TDMA Software License Fee");

                 (b) License fees for CDMA Software necessary to support
                     the Switch and NBSS Hardware set forth in Sections 6.1, 6.2, and 6.3 of Annex 1A, are included in the CDMA Equipment Price. If Buyer wishes to (i) add units of CDMA Software to support additional capacity for Buyer's then-current Base Load beyond the equipped for capacity as initially configured in Sections 6.1, 6.2, and 6.3 of Annex 1A ("CDMA Software Units"); (ii) license CDMA Software Upgrades; or (iii) incrementally license CDMA Optional Features that Seller may offer from time to time. Buyer shall pay Seller the then-current List Price (less any applicable discounts), as described in Section 4.3 of this Annex 1A; and

                 (c) a Software application fee of $25,000 ("Software
                     Application Fee") per Switch per calendar year.

                     (cumulatively, the "Annual Software Fee"); provided, subject to Subsection 4.1.1 below, in no event shall such Annual Software Fee be less than $50,000 for each applicable Switch during the Extended Term.

                     Subject to Subsection 4.1.3 below, Seller shall invoice Buyer for the applicable Annual Software Fee upon completion of the audit described in Subsection
                     4.1.2 below and Buyer shall pay 100% of the applicable invoice within thirty (30) days of the date of such invoice.

          4.1.1 For the Switch in Buyer's Maryland 2 market only, no such $50,000 minimum Annual Software Fee shall apply in the event such audit indicates that no subscriber database is datafilled on such Switch: provided, Buyer shall pay the Software Application Fee ($25,000) for such Switch.

          4.1.2 Except for the instances described in Subsection 4.1.3 hereinbelow, commencing in 1998, at the beginning of each calendar year during the Term, but not later than January 31st of each such calendar year, Seller shall audit each applicable Switch under this Agreement (i.e.,

                 Buyer's Switches in its Cheyenne, Kansas, Maryland 2 and Maryland 3 markets) and any new Switch purchased by Buyer under this Agreement for any other market(s) ("New Market Switch") to determine the number of AMPS/TDMA subscribers per Switch for purposes of calculating the applicable Annual Software Fee for the calendar year during which the audit is conducted. Buyer hereby gives Seller the right at its discretion to conduct such audit remotely or visually on-site.

          4.1.3 In the event Turnover of a New Market Switch occurs after January 31st of any calendar year during the Term (including 1997), upon Turnover of such New Market Switch, Seller may invoice Buyer for the $25,000 Software Application Fee and the applicable initial AMPS/TDMA Software License Fee based on the number of AMPS/TDMA subscribers on such New Market Switch as of the date of Turnover of such Switch, such initial AMPS/TDMA Software License Fee being prorated for the remainder of the calendar year in which such New Market Switch is installed. Buyer shall pay 100% of the applicable invoice within thirty (30) days of the date of such invoice.

          4.2 Buyer shall be provided with one (1) DMS-MTX standard, commercially available Software release per Switch, as offered by Seller to its customers for 800 MHz AMPS/TDMA/CDMA Equipment application during the applicable calendar year. Buyer may license additional AMPS/TDMA/CDMA Software releases for each such Switch in a given Extended Term calendar year (in addition to the AMPS/TDMA/CDMA Software release included in the Annual Software Fee) by paying Seller the $25,000 Software Application Fee. Upon payment of the appropriate fees, all AMPS/TDMA/CDMA Software releases licensed by Buyer hereunder shall include all AMPS/TDMA/CDMA Software, whether base or optional features, contained in the standard, commercially available DMS-MTX Software ("DMS-MTX Core AMPS/TDMA/CDMA Software"). Such DMS-MTX AMPS/TDMA/CDMA Core Software shall not include Software operating on an Adjunct Platform or Open A interface.

                 In all cases the Annual Software Fee is exclusive of any hardware/firmware required to operate the Software, but includes TAS services as described in this Agreement.

          4.3    Add-On 800 MHz CDMA Software Pricing

          4.3.1  Upon payment of the appropriate fees, Buyer may license
                 CDMA Software Upgrades for the Switch and/or NBSS
                 Equipment. For each such Switch and NBSS Equipment, such CDMA Software Upgrades shall be measured, calculated and charged based on the number of then-current effective voice channels ("EVCs") on Buyer's System as determined by the count on Buyer's Selector Bank Subsystem ("SBS") at the time of implementation. (Each T1 span between the Switch and the BSC shall represent twenty four [24] EVCs.) Such CDMA Software Upgrade license fees do not include any additional CDMA Software Units, CDMA
                 Optional Features, Software operating on an Adjunct
                 Platform, Open A interface, any additional Hardware which may be required, or the ONP fee as defined in Subsection
                 4.3.4 below. License fees are as follows:

       Switch Software Upgrade License Fee      Then-Current List Price x EVCs
       NBSS Software Upgrade License Fee        Then-Current List Price x EVCs

          4.3.2  Additional CDMA Software Units

                 Upon payment of the appropriate fees, Buyer may add CDMA Software Units to support required additional voice channel (traffic) or other required capacity for Switches and/or NBSS Equipment. All such CDMA Software Units shall be measured, calculated and charged on the basis of the EVCs as registered in the SBS on Buyer's System at the time of implementation, as follows:

       NBSS Software Units License Fee       Then-Current List Price x EVCs
                                             (on the basis of one EVC per
                                             active voice port)

       Switch Software Units License Fee     Then-Current List Price x T1 spans
                                             (one T1 span equals 24 EVCs)

                 The CDMA Software Units license fees do not include any CDMA Software Upgrades. Optional Features, Software operating on an Adjunct Platform, Open A interface, any additional Hardware which may be required, or the ONP fee as defined in Subsection 4.3.4 below.

          4.3.3  CDMA Software Optional Features

                 CDMA Software Optional Features license fees may be calculated on the basis of measurable units as described in
                 Section 10 of the Agreement, some of which features may be licensed in increments. Upon payment of the applicable license fees, Seller shall activate the applicable CDMA Software, including relevant Optional Features in Buyer's System.

         Switch Optional Features          Then-Current List Price x
                                           (Applicable Measurable Unit)

         NBSS Optional Features            Then-Current List Price x
                                           (Applicable Measurable Unit)

          4.3.4  NBSS Software Application Fee

                 The implementation of an NBSS Software Upgrade onto Buyer's BSC(s) and/or BTS(s) shall be at Seller's then-current List Price. No discount shall be applicable to such Service fee.

          4.4 Upon payment of the appropriate fees, the term of the Software license granted in Section 10 of the Agreement shall run concurrent with the Term of the Agreement, provided the license has not otherwise been terminated for breach by Buyer. At Buyer's election, upon the expiration or termination of the Agreement, provided that Buyer has paid all Annual Software Fees and has not breached its obligations under Section 10 or Annex 6. Buyer may obtain a perpetual license to use the then-current Software Release at a fee to be mutually agreed to by Buyer and Seller."

     (d)  Replace the existing Subsection 5.2.1, as amended, with the following:

          "5.2.1 Following Buyer's purchase and Seller's delivery of the Extended Term Additional Purchase set forth in Section 2.0 of Annex 1A and the CDMA Equipment Purchase set forth in Section
                 6.0 of Annex 1A, the following discounts and firm, fixed Prices shall replace the discounts set forth in Section 5.2 above:

                 (a)  The following new discounts shall apply:

                                                                         Discount Off
                                                                    Seller's Then-Current
                 Description                                            List Price(s)
                 -----------                                            -------------
                 Switch Hardware                                              50%
                 Cell Site Hardware (exclusive of radios/amplifiers)          50%
                 BSC/BTS                                                      40%
                 CDMA Software                                                40%

           (b) Buyer may purchase TRU-III/SCLPA(s) or TRU-II/SCLPA(s) for the net Price per radio/amplifier unit (i.e., Price per radio/amplifier unit inclusive of discounts, but exclusive of sales tax) of $4,7500."

     The exclusions described in Section 5-2, sub-parts (i), (ii) and (iii) above shall continue to apply."

11.  Amend Annex 2 as follows:

     (a)  Add a new Section 2.15 as follows:

          "2.15 For CDMA System purchases, provide on-site technical support for the BSC/BTS Equipment consisting of two technicians, for a period of six (6) consecutive weeks following commencement of (i) the launch of the System into revenue producing service, or (ii) a "friendly user" trial, whichever occurs first. Such support shall not exceed fifty (50) hours per week per technician, Monday through Friday, excluding Seller's holidays. Any additional support shall be at additional expense to Buyer."

     (b)  Renumber the existing Section "2.15" to "2.16"

     (c)  Add a new Section 2.17 as follows:

          "2.17  Delivery and Installation Assumptions

                 Seller shall transport Switch and/or BSC Equipment by truck or van to the Installation Site. Delivery requiring special lifting devices or vehicles to facilitate delivery will be at additional charge to Buyer.

                 Seller shall transport BTSs to Buyer's designated warehouse by truck or van. Buyer shall be responsible for all costs associated with the transportation of BTSs from Buyer's designated delivery location to the Installation Site."

     (d)  Add a new Section 3.6 as follows:

          "3.6 Provide and schedule all transportation activities associated with delivery of BTS Equipment from Buyer's warehouse or staging area to the Installation Site."

     (e)  Renumber the remaining sections of Annex 2 accordingly.

     (f)  Replace the existing Section 4.0 with the following:

          "Switch/Cell Site Environmental Requirements (800 MHz AMPS/TDMA only).

12. Except as specifically modified by Amendments 1 through 3 and this Amendment No. 4, the Agreement in all other respects shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to be signed by their duly authorized representatives effective as of the date first set forth above.

DOBSON COMMUNICATIONS                       NORTHERN TELECOM INC.
CORPORATION


By: /s/ G. Edward Evans                     By: /s/ Nancy J. White
   --------------------------------            -------------------------------

Name:  G. Edward Evans                      Name:  Nancy J. White
     ------------------------------              -----------------------------
             (Type/Print)                                  (Type/Print)

Title:  President & COO                     Title:  VP & GM, Wireless Networks
      -----------------------------               ----------------------------

Date:  12/22/98                             Date:  1-5-99
     ------------------------------              -----------------------------

                                 SCHEDULE A
                            TO AMENDMENT NO. 4 TO
                   THE 12/20/95 SUPPLY AGREEMENT BETWEEN
                     DOBSON COMMUNICATIONS CORPORATION
                         AND NORTHERN TELECOM INC.

                      ADDING NEW ARTICLE 6 TO ANNEX 1A

6.0  800 MHz CDMA EQUIPMENT PURCHASE

6.1  SWITCH HARDWARE

Description                    PEC       QTY  List Price    Ext Price   Disc   NET Price
-----------                    ---       ---  ----------    ---------   ----   ---------
LPP Cabinet                  MA2080NU     1     $376,974     $376,974    50%    $188,487
CDMA Interface Unit          MA2086NU     2      $18,600      $37,200    50%     $18,600
CDMA Application Unit        MA2085NU     2      $17,500      $35,000    50%     $17,500
DTC Packfill                 MA3000PF     1     $204,528     $204,528    50%    $102,264

Switch Hardware E. F. & L.
--------------------------
Switch Engineering           SE4020NU     1       $4,680       $4,680     0%      $4,680
Switch Frame Freight         MF2000NU     1         $504         $504     0%        $504
LPP Cabinet Installation     MI2080NU     1       $9,600       $9,600     0%      $9,600

                                                     Switch Hardware Sub-Total  $341,635

6.2  BASE STATION CONTROLLER (BSC) HARDWARE

Description                    PEC       QTY  List Price    Ext Price   Disc   NET Price
-----------                    ---       ---  ----------    ---------   ----   ---------
96 VCH TI BSC                BSC96TIA     1     $340,000     $340,000    40%    $204,000
BSC Software                  SWBSCA     95       $1,500     $142,500    40%     $85,500
BSC Spares                   BSP0TIIA     1     $300,000     $300,000    40%    $180,000

Base Station Controller (BSC) Hardware E. F. & L.
-------------------------------------------------
CDMA Network Engineering      NWDSGOI     1      $34,320      $34,320     0%     $34,320
BSC E. F.& L.                MT2700NU     1      $64,525      $64,525     0%     $64,525

                                                                BSC Sub-Total   $568,345

6.3  800 MHz BASE TRANSCEIVER STATION (BTS) HARDWARE

Description                    PEC       QTY  List Price    Ext Price   Disc   NET Price
-----------                    ---       ---  ----------    ---------   ----   ---------
800MHz OMNI BTS              BTS0811A     7     $110,000     $770,000    40%    $462,000
800MHz Sector Kit            SCSA801A     7      $42,000     $294,000    40%    $176,400
Channel Card Kit             NTGB62AA     7      $18,000     $126,000    40%     $75,600
BTS Software                 SWBTSA      95       $1,000      $95,000    40%     $57,000
BTS Spares Kit               SSPA811A     1     $120,000     $120,000    40%     $72,000


Description                    PEC       QTY  List Price    Ext Price   Disc   NET Price
-----------                    ---       ---  ----------    ---------   ----   ---------

Base Transceiver Station (BTS) Hardware E. F. & L.
--------------------------------------------------
CDMA Post Cut Support        CI0800NU     1      $49,500      $49,500     0%     $49,500
800MHz BTS E. F. & L.        CT0800NU     7      $16,309     $114,163     0%    $114,163
                                                              BTS Sub-Total   $1,006,663
                                                      CDMA System Sub-Total   $1,916,643
                                                EXECUTIVE EQUIPMENT DISCOUNT   ($684,500)
                                                                            -------------
                                              FINAL CDMA EQUIPMENT PURCHASE   $1,232,143
                                                                            -------------
                                                                            -------------


                                     A-2